[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

HIGHMARK Annual Report

JULY 31, 1997

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TABLE OF CONTENTS

Message from the Chairman and the Investment Adviser ......................  1
Independent Auditor's Rep0ort ............................................. 43
Statements of Net Assets .................................................. 44
Statements of Operations ..................................................100
Statements of Changes in Net Assets .......................................104
Financial Highlights ......................................................108
Notes to Financial Statements .............................................116
Notice to Shareholders ....................................................124

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          This  report  and  the  financial   statements  contained  herein  are
submitted  for  the  general  information  of   HighMark[SERVICE   MARK]  Funds'
shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Shares of HighMark Funds are NOT deposits or obligations of, or guaranteed by Union Bank of California, N.A., or any of its subsidiaries. Such shares are also NOT federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of mutual funds involve risk, including the possible loss of principal. SEI Investments Distribution Co. serves as Distributor for HighMark Funds and is not affiliated with Union Bank of California, N.A.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS




DEAR SHAREHOLDER:
We are pleased to report an excellent period of performance for the HighMark Funds for the fiscal year ended July 31, 1997. The stock market produced strong returns during the period. Bond returns were also performed well, ahead of their historical norms. Your HighMark Funds generally did very well against their peer groups and compared to their standard benchmarks of investment performance.

A NEW FUND FAMILY
On April 28, 1997, the Stepstone Funds and The HighMark Group were successfully combined to form the HighMark Funds, a $5 billion fund family managed by Pacific Alliance Capital Management. HighMark Funds, with over 125,000 shareholders nationwide, now offer 16 different investment options, ranging from conservative to aggressive. We would like to welcome you to the new family of HighMark Funds.

THE IMPORTANCE OF ASSET ALLOCATION
Stocks, bonds, money market instruments . . . how you divide up your investment dollars plays a major role in determining the performance and volatility of your portfolio. HighMark Funds offer an even greater opportunity for diversification than before, and we suggest that you discuss these new opportunities for diversification with your Investment Representative.

A COMMITMENT TO SERVICE
This annual report includes interviews with portfolio managers, followed by a Statement of Net Assets, that provides a list of each Fund's holdings. We urge you to read the entire report closely to help you monitor the progress of your investment in HighMark Funds.

We now have expanded investor services for HighMark Funds. The HighMark Funds Investor Service telephone number, 1-800-433-6884, can be used to obtain information about the Funds, such as fund prices and performance, and also to purchase shares through HighMark FundDirect.

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In addition, HighMark Funds has a new Web site, at www.highmark-funds.com, and we encourage you to take a look at it and learn more about your fund family. Also, we are pleased to inform you that HighMark Funds is now a part of the America Online Mutual Fund Center. To directly access the HighMark Funds Web site via America Online, go to Keyword "HighMark," or follow the link in the Mutual Fund Center.

Remember to "Think HighMark" for your investment needs. Once again, we thank you for your confidence and investment in HighMark Funds.



Sincerely,


/S/SIGNATURE]
R. Gregory Knopf
Senior Vice President, Union Bank of California, N.A.
September 1997


FOR MORE COMPLETE INFORMATION ON ANY HIGHMARK FUND, INCLUDING FEES, EXPENSES AND SALES CHARGES, PLEASE CALL 1-800-433-6884 FOR A PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


--------------------------------
Mutual Funds:
[BULLET] are not FDIC insured
[BULLET] have no bank guarantee
[BULLET] may lose value
--------------------------------


                                        2
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MESSAGE FROM THE INVESTMENT ADVISOR
DEAR SHAREHOLDER:
The fiscal year ending July 31, 1997 was one of the best periods in history for stocks, with the Standard & Poor's 500 Stock Index up 52.11%. Since early 1995, stock prices have roughly doubled, a remarkable performance in such a short period of time.

To be sure, the stock market was more volatile than in prior years, as investors searched for clues on where the economy was headed. During the past twelve months, there were two periods in which stocks pulled back nearly ten percent. However, the pullback lasted just a few weeks in each case. Although the big company stocks rebounded quickly, small capitalization stocks lagged for much of the period. Meanwhile, the bond market produced above-average returns, as interest rates, though volatile during the year, fell between August 1, 1996 and July 31, 1997.

THE ECONOMY: GROWTH ABOVE THE TREND
During the 1990s, the U.S. economy has continued to expand at an annual rate of 2-3%. However, in 1997, growth has been stronger than that. In the first quarter, Gross Domestic Product grew at an annual rate of about 5%, while second quarter growth was recently revised to 3.6%.

Such growth above the trend is often a concern because it could lead to inflation. However, inflation remains dormant. The Consumer Price Index
(CPI) is increasing at an annual rate of about 2%, and there are some market watchers who believe that the CPI is actually overstated. To be sure, inflation has been curtailed by U.S. corporate productivity, as well as trade agreements such as NAFTA which have paved the way for lower-cost overseas manufacturing.

BONDS: ATTRACTIVE REAL RETURNS
Between August 1, 1996 and July 31, 1997, the benchmark 30-year Treasury yield fell from 6.97% to 6.30%. As a result, bond prices generally rose during the period. At the same time, bonds continued to produce income well in excess of inflation. Even at a low of 6.30%, the 30-year Treasury is offering investors a real return of at least 4%.

During the period, the Federal Reserve Board raised short-term interest rates just once, to 5.50%. Given the upward revision in economic growth during the second quarter, it is possible that the Fed will raise rates again before the end of 1997 if the third quarter continues to be stronger than expected.

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STOCKS: ANOTHER 50% YEAR IS UNLIKELY
After rising more than 50% during the past twelve months, the stock market reached record levels at the end of July, although it pulled back somewhat in August. The current dividend yield on stocks is below 2% while the ratio of price to 1997 earnings is more than 20. At these levels, investors are very concerned about companies that report disappointing earnings. For example, when Coca-Cola reported disappointing earnings for a recent quarter, investors sent the stock down by 20%.

Although we are optimistic about factors affecting stocks such as economic growth, inflation, interest rates and corporate profits, we also recognize that the historic average annual return for stocks is 10-12%, not 50%. Given the current levels of stock prices, it would not be surprising to see the stock market's rise slow or even correct while earnings catch up with stock prices. However, in our view, the conditions necessary for a bear market or severe market correction do not now exist.



Sincerely,


/S/ SIGNATURE
Luke Mazur
Chief Investment Officer
Pacific Alliance Capital Management
September 1997


                                        4
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HIGHMARK TAXABLE MONEY MARKET FUNDS*

The 100% U.S. Treasury Money Market Fund invests exclusively in short-term direct U.S. Treasury obligations. As of July 31, 1997, the Fund's 30-day yield was 4.62% (Retail Shares)and its weighted average maturity was 74 days.

The U.S. Government Money Market Fund invests in short-term obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. As of July 31, 1997, the Fund's 30-day yield was 4.80% (Retail Shares)and its weighted average maturity was 39 days.

The Diversified Money Market Fund invests in U.S. Treasuries and government agency securities, as well as high-quality short-term obligations issued by banks and corporations. To qualify as short-term investments, the maturities of these securities must be 397 days or less as determined by the Securities & Exchange Commission rules. As of July 31, 1997, the Fund's 30-day yield was 4.87% (Retail Shares)and its weighted average maturity was 36 days.

SHORT-TERM INTEREST RATE ENVIRONMENT DURING THE FISCAL YEAR
Short-term interest rates were essentially unchanged from August 1, 1996 until March 1997, when the Federal Reserve Board raised rates by 0.25 percentage points to 5.50%. Policy makers cited concerns about the tightness in the labor market, fearing that it would translate into wage pressures and inflation. Through July 31, 1997, short-term rates remained targeted at 5.50%, although there have been periods where the market was concerned that the Fed would have to do additional tightening of the money supply.

STRATEGY AND MATURITY MANAGEMENT FOR THE TAXABLE MONEY MARKET FUNDS
Reflecting the prolonged strength of the U.S. economy and the stock market, the U.S. Treasury in early 1997 has experienced a windfall of revenue. The budget deficit projection made at the start of Fiscal 1997 has proven to be too high and it appears that we're on track to have one of the lowest budget deficits in recent memory. The result: the reduction in the size of auctions for Treasury securities. With more money chasing less product, yields should continue to fall. By extending the 100% U.S. Treasury Fund's maturity, we can lock in higher yields that are currently available.

                                        5
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During the last three months of the reporting period, the markets were of the opinion that there would be no further action by the Federal Reserve Board to raise interest rates until the fall, at the earliest. As a result, money market securities were offered at relatively low yields--and very narrow yield spreads over U.S. Treasury bills. However, the U.S. Government and Diversified Funds are able to invest in overnight repurchase agreements, an investment not permitted in the 100% U.S. Treasury Fund. These investments, which are essentially collateralized over night loans to broker/dealers to finance their inventory, offered excellent value during this period. The use of these vehicles resulted in the U.S. Government and Diversified Funds having a relatively shorter maturity than the 100% U.S. Treasury Fund. As opportunities present themselves, we will be extending the average weighted maturities of these two funds toward the 50 day area, consistent with our expectations of continued moderate growth, contained inflation, and no major near term changes in short term interest rates.


---------------
 * An investment in the HighMark money market funds is neither insured nor guaranteed by the U.S. Government. Although these funds seek to maintain a stable net asset value of $1.00 per share, there can be no assurance that they will be able to do so.

HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND*

By investing in short-term municipal obligations, the HighMark California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. As of July 31, 1997, the Fund's 30-day yield (Retail Shares) was 2.91% and its weighted average maturity was 40 days. Using a combined federal and state income tax rate of 41.95%, the 30-day yield is equivalent to a 5.01% taxable yield.

HOW WOULD YOU CHARACTERIZE THE CALIFORNIA ECONOMY?
The California economy continues to emerge from the deep recession of the early 1990s, led by a strong expansion in the high technology and entertainment industries. Although the State was recently upgraded to "A+" from "A" by two national rating agencies, we believe that the State's credit rating is not likely to be upgraded further, due to its huge social services commitments.

WHAT IS YOUR STRATEGY FOR THE COMING YEAR?
We will continue to extend the portfolio in a falling interest rate environment, by buying longer-term notes and bonds--anything which matures within 13 months, the longest allowed for a money market fund. As a result, this could extend the portfolio's weighted average maturity from 40 to 60 days. We believe that a tax-free fund should continue to offer attractive income when compared to taxable money market fund yields.


--------------
* An investment in the HighMark California Tax-Free Money Market Fund is neither insured nor guaranteed by the U.S. Government. Although this fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Some or all of the income may be subject to certain state and local taxes, and, in some cases, to the federal alternative minimum tax.
                                        7
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HIGHMARK INTERMEDIATE-TERM BOND FUND

The HighMark Intermediate-Term Bond Fund seeks total return through investments in fixed income securities issued by the U.S. government and its agencies, U.S. corporations and foreign governments. The average maturity of the portfolio will range from three to ten years.

For the 12 months ended July 31, 1997, the HighMark Intermediate-Term Bond Fund returned 9.11% (Retail Shares).* In comparison, the average intermediate bond fund as measured by Lipper Analytical Services, Inc. produced a 9.71% return. The unmanaged Lehman Brothers Intermediate Government/Corporate Index, which represents an aggregate of U.S. government, treasury, and agency securities, corporate bonds and yankee bonds, reflected a return of 9.08%. the Fund changed its benchmark to this index from the Salomon Broad Investment Grade Bond Index last year, as this index is more representative of the objectives of the Fund.

The day-to-day management of the HighMark Intermediate-Term Bond Fund's investments is the responsibility of a team of investment professionals.

WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE YEAR?
The key factor in performance is the portfolio's duration (sensitivity to interest rates). The longer the duration, the more sensitive the portfolio is to changes in interest rates, up or down. From mid-April to the end of July, interest rates on intermediate and long-term securities fell steadily. Therefore, a portfolio with a longer duration would do better in such an environment.

This Fund underwent a transition in May in which it changed its style from a full maturity portfolio to an intermediate portfolio. As a result, the duration was reduced sharply. The policy change limited holdings of any individual security to a maximum maturity of 12 years and had a slightly negative impact to yield. However, the Fund's duration was still longer than its intermediate index for most of the period, and that was a positive in a falling interest rate environment.

Another factor affecting the Fund's performance was our sector decision. As interest rates were falling, we eliminated the portfolio's mortgage component, which had been as high as 25%. This decision added value, since mortgages do poorly in a falling interest rate environment because borrowers refinance at the lower rates. We remain overweighted in corporate bonds, which have outperformed in this strong economy. However, corporate yield spreads over U.S. Treasury bonds are very tight. For instance, a bond issued by Disney due in four years yields just 0.25 percentage points over Treasury securities of comparable maturity.

WHAT AREAS OF THE CORPORATE BOND MARKET ARE YOU FINDING ATTRACTIVE?
Because of the healthy U.S. economy, the lower rated bonds are producing the greatest appreciation. For instance, we purchased Worldcom bonds due in 2004 with a split rating; Standard & Poor's rates them the lowest investment grade while Moody's rates them the highest non-investment grade. Between April and July, the bond has appreciated from 99.25 to 103, which was a gain of approximately 2.25 points more than a comparable maturity U.S. Treasury Note in the same time frame.

WHAT IS YOUR OUTLOOK?
Statistical measures of inflation are continuing to show that price stability is a reality of the times even during periods of 6% growth in U.S. Gross Domestic Product and a 4.8% rate of unemployment. This development has confounded the conventional wisdom that would anticipate rising inflation in such a buoyant economy. With inflation still trending downward, fixed income securities yielding between 6.75% and 7%, ranging in maturity from 5-10 years, remain quite attractive. Indeed, the intermediate sector would appear to be more attractive than the longer maturities, which offer little extra yield.

---------------
 *Including the maximum sales charge of 3.00%, the Fund's total return (Retail
  Shares) was 5.83% for the year.
                                        9
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                      HIGHMARK INTERMEDIATE-TERM BOND FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
             INTERMEDIATE-TERM BOND FUND VERSUS THE LEHMAN BROTHERS
            INTERMEDIATE GOVERNMENT/CORPORATE INDEX AND THE SALOMON
                       BROAD INVESTMENT GRADE BOND INDEX

FIDUCIARY SHARES
[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

         HIHGMARK INTERMEDIATE-  LEHMAN BROTHERS INTERMEDIATE  SALMON BROAD INVESTMENT
       TERM BOND FUND, FIDUCIARY  GOVERNMENT/CORPORATE INDEX       GRADE BOND INDEX
2/28/91          10,000                    10,000                        10,000
7/31/91          10,427                    10,362                        10,399
7/31/92          12,026                    11,826                        11,939
7/31/93          13,127                    12,843                        13,183
7/31/94          13,066                    12,964                        13,198
7/31/95          14,164                    14,106                        14,549
7/31/96          14,794                    14,853                        15,344
7/31/97          16,140                    16,201                        16,999

RETAIL SHARES
LINE GRAPH OMITTED, PLOT POINTS ARE AS FOLLOWS:

         HIHGMARK INTERMEDIATE- LEHMAN BROTHERS INTERMEDIATE   SALMON BROAD INVESTMENT
         TERM BOND FUND, RETAIL  GOVERNMENT/CORPORATE INDEX        GRADE BOND INDEX
2/29/92           9,700                    10,000                        10,000
7/31/92          10,309                    10,562                        10,556
7/31/93          11,252                    11,470                        11,656
7/31/94          11,189                    11,578                        11,670
7/31/95          12,130                    12,598                        12,864
7/31/96          12,671                    13,265                        13,567
7/31/97          13,825                    14,468                        15,030

---------------------------------------------------------------
                        Annualized    Annualized    Annualized
             One Year     3 Year        5 Year       Inception
              Return      Return        Return        to Date
---------------------------------------------------------------
 Fiduciary     9.10%       7.30%         6.06%         7.83%
---------------------------------------------------------------
 Retail        9.11%       7.30%         6.04%         6.72%
---------------------------------------------------------------
 Retail
  with  load*  5.83%       6.22%         5.39%         6.14%
---------------------------------------------------------------
 *Reflects 3.00% sales charge.

Past performance is not predictive of future results. Performance presented from February 28, 1991 (commencement of operations Fiduciary Shares) and February 29, 1992 (commencement of operation of the Retail Shares) to April 25, 1997 reflect the performance of the Stepstone Intermediate-Term Bond Fund. See Note 7 of the Notes to the Financial Statements.

HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND:

The HighMark California Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal and State of California income taxes. It does so by investing in a portfolio of intermediate-term municipal bonds issued within California.

For the 12 months ended July 31, 1997, the HighMark California Intermediate Tax-Free Bond Fund produced a total return of 8.82% (Retail Shares),* outperforming its peer group. In comparison, the Lipper California Intermediate Muni Debt Group returned an average of 8.26%. The unmanaged Lehman 7 Year Muni Bond Index, which is composed of investment-grade, fixed rate, municipal bonds maturing in 7-8 years with issues larger than $50 million, reflected a return of 8.64%. The Fund changed its benchmark to this index from the Lehman 7 year G.O. Index last year, as this index is more representative of the performance of municipal bonds.

The HighMark California Intermediate Tax-Free Bond Fund strategy team is led by Robert L. Bigelow, who has 12 years of experience in the investment management field. Mr. Bigelow holds an MBA and a bachelor's degree in economics from Pepperdine University.

HOW WOULD YOU CHARACTERIZE THE MUNICIPAL BOND MARKET DURING THE YEAR?
The municipal bond market outperformed the U.S. Treasury market on a relative basis during the year ending July 31, 1997. Although the interest rate environment was volatile during the year, interest rates fell between August 1, 1996 and July 31, 1997. As a result, bond portfolios generally appreciated. Municipal bonds appreciated more than Treasuries because the supply of municipal bonds was tight during the year, while the demand for tax-exempt income increased relative to Treasury bonds.

There was also the absence of two negative factors during the year: tax reform and Orange County. Up until the November 1996 election, some of the presidential candidates were advocating a flat tax, which would have limited or removed the tax advantage from municipal bonds. That concern ended with the election results. In addition, California's prolonged recession and the 1995 credit concerns arising from Orange County faded from view.

WHY DID THE FUND OUTPERFORM ITS PEER GROUP?
The Fund outperformed because of its active management of specific securities as well as decisions relating to the portfolio's duration, or sensitivity to interest rates. In a period of generally falling interest rates, a portfolio with a longer than average duration tends to outperform its benchmark.

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WHAT IS YOUR CURRENT STRATEGY?
We have continued to focus on higher quality bonds, many of which are insured. This represents our shareholders' desires as well as the declining relative value of lower quality bonds. We continue to maintain a duration slightly longer than the benchmark. In addition, we continue to hold higher coupon bonds, which tend to protect us against an unexpected rise in interest rates.

WHAT IS YOUR OUTLOOK?
We continue to maintain a positive outlook on the fixed income market. The economy is growing at a moderate and sustainable rate, with little apparent threat of inflation on the horizon.

California continues to emerge from the recession of the early 1990s. During the past year, the California unemployment rate has fallen one percentage point to 6.10%, its pre-recession level. Many of the jobs lost in the declining aerospace industry were replaced by strong growth in technology and entertainment.

New municipal bond issuance in California should continue to remain restrained as taxpayer challenges reduce municipalities' ability to issue debt without voter approval. A tight supply would continue to be favorable for California municipal bond holders.

-------------------
 *Including the maximum sales charge of 3.00%, the Fund's total return (Retail
  Shares) was 5.52% for the year.

               HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
             CALIFORNIA INTERMEDIATE TAX FREE BOND FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNI INDEX, THE LEHMAN BROTHERS
          7-YEAR G.O. INDEX AND THE LEHMAN BROTHERS 10-YEAR G.O. INDEX

[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

          HIGHMARK CALIFORNIA  HIGHMARK CALIFORNIA  LEHMAN BROTHERS  LEHMAN BROTHERS  LEHMAN BROTHERS
           INTERMEDIATE TAX-    INTERMEDIATE TAX-      7-YEAR MUNI     7-YEAR G.O.       10-YEAR G.O.
            FREE BOND FUND,      FREE BOND FUND,          INDEX           INDEX              INDEX
           FIDUCIARY SHARES      RETAIL SHARES
10/31/93        10,000                9,700             10,000            10,000              10,000
 7/31/94         9,702                9,402              9,953             9,950               9,875
 7/31/95        10,407               10,086             10,760            10,752              10,714
 7/31/96        11,102               10,749             11,307            11,327              11,350
 7/31/97        12,079               11,697             12,284            12,328              12,549

--------------------------------------------------------------
                                   Annualized      Annualized
                   One Year          3 Year         Inception
                    Return           Return          to Date
--------------------------------------------------------------
  Fiduciary          8.80%            7.58%           4.86%
--------------------------------------------------------------
  Retail             8.82%            7.55%           4.81%
--------------------------------------------------------------
  Retail
  with load*         5.52%            6.45%           3.97%
--------------------------------------------------------------
*Reflects 3.00% sales charge.

Past performance is not predictive of future results.Performance presented from October 15, 1993 (commencement of operations Fiduciary and Retail Shares) to April 25, 1997 reflect the performance of the Stepstone California Intermediate Tax-Free Bond Fund. See Note 7 of the Notes to the Financial Statements.

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HIGHMARK BOND FUND

The HighMark Bond Fund seeks current income by investing in long-term fixed-income securities issued by the U.S. government and its agencies, U.S. corporations and foreign governments, and mortgage-back securities. The average maturity of the portfolio will range from five to 20 years.

For the 12 months ended July 31, 1997, the HighMark Bond Fund returned 10.68% (Retail Shares).* In comparison, the average bond fund as measured by Lipper Analytical Services, Inc. produced a 14.89% return. The unmanaged, broad-based Lehman Brothers Aggregate Bond Index, considered to be representative of the bond market as a whole, reflected a return of 10.78%.

The day-to-day management of the HighMark Bond Fund's investments is the responsibility of a team of investment professionals.

WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE YEAR?
We've kept the duration (sensitivity to interest rates) of the portfolio consistently longer than the benchmark. That helps if interest rates are generally falling.

Although interest rates have been volatile during the fiscal year, yields on bonds began the year at a similar level as they ended the year. As a result, the key to bond management has been income. Anything that provides more income--callable bonds, bonds with longer maturities, mortgages, lower rated credits--helped the portfolio's performance.

We don't try to time the market. Some months have been extremely good for the bond market, such as July, and others have been poor, such as March. Trying to make interest rate guesses by making a lot of bond trades would have likely led to poor performance. Staying consistent turned out to be the best strategy for most investors.

HOW WOULD YOU DESCRIBE THE PORTFOLIO'S CURRENT COMPOSITION?
The portfolio consists of high-grade domestic bonds. All credits are rated above BBB. At July 31, 1997, the portfolio consisted of 48% in U.S. Treasury and government agency securities, 21% in mortgage-backed securities, 28% in corporate bonds and the rest in cash. Although BBB corporate bonds have produced the best price appreciation in recent months, we don't own them because we don't believe their yields warrant the extra risk. That is, the yield spread over risk-free U.S. Treasury bonds is too narrow. For instance, an A-rated industrial bond due in ten years pays about 50 basis points (0.50%) more than a Treasury. We own household names such as Ford Motor, Travelers and New England Telephone.

There has been a huge amount of good news on the federal budget deficit. The supply of bonds is likely to shrink as the government holds fewer auctions for new bonds. At the same time, the demand for Treasury bonds continues to increase worldwide, as investors continue to find Treasury yields attractive relative to inflation. Lower supply and stronger demand would generally lead to higher bond prices and lower yields.

Mortgage-backed securities lagged in July but did well virtually every other month. Mortgages, which pay higher yields than Treasury bonds, outperform in periods in which interest rates are steady to rising. When interest rates are falling, investors rightly fear that homeowners will want to refinance their mortgages, leaving investors to reinvest their money at lower interest rates.

WHAT IS YOUR OUTLOOK ON THE BOND MARKET?
Over the short-term, it's very possible for yields on the 30-year Treasury bond to reach 7% once again. But given the inflation outlook, we think that long-term interest rates could eventually trend downward to 5%. As a result, we continue to construct the portfolio with a longer than average duration.

------------
 *Including the maximum sales charge of 3.00%, the Fund's total return (Retail
  Shares) was 7.40% for the year.

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                               HIGHMARK BOND FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BOND FUND VERSUS THE LEHMAN BROTHERS AGGREGATE BOND INDEX
               AND THE MORNINGSTAR CORP BOND HIGH QUALITY AVERAGE.


[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

BOND FUND, FIDUCIARY  BOND FUND, RETAIL  LEHMAN BROTHERS  MORNINGSTAR CORP
       SHARES         SHARES(synthetic)  AGGREGATE BOND   BOND HIGH QUALITY
                                             INDEX             AVERAGE

2/28/84  10,000   9,700    10,000   10,000

7/31/84  9,896    9,599    10,119   10,083

7/31/85  12,322   11,952   12,541   12,208

7/31/86  15,603   15,135   15,236   14,350

7/31/87  15,853   15,378   15,923   14,945

7/31/88  16,779   16,276   17,129   15,908

7/31/89  19,259   18,681   19,734   17,869

7/31/90  20,322   19,712   21,127   18,957

7/31/91  22,149   21,484   23,388   20,692

7/31/92  25,345   24,585   26,844   23,433

7/31/93  27,895   27,058   29,577   25,364

7/31/94  27,019   26,027   29,604   25,440

7/31/95  29,567   28,445   32,597   27,435

7/31/96  30,989   29,853   34,399   28,790

7/31/97  34,271   33,041   38,108   31,324


-----------------------------------------------------------------
                    Annualized  Annualized Annualized  Annualized
            One Year   3 Year     5 Year     10 Year   Inception
             Return    Return     Return     Return     to Date
-----------------------------------------------------------------
  Fiduciary  10.59%      8.25%      6.22%      8.01%     9.49%
-----------------------------------------------------------------
  Retail     10.68%      8.28%     6.09%+     7.95%+     8.05%
-----------------------------------------------------------------
  Retail
   with load* 7.40%      7.19%     5.45%+     7.62%+     7.01%
-----------------------------------------------------------------
*Reflects 3.00% sales charge.
+Synthetic, not actual return

Past performance is not predictive of future results.

HIGHMARK CONVERTIBLE SECURITIES FUND

The HighMark Convertible Securities Fund seeks a high level of current income and capital appreciation by investing in convertible securities. A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified time period into a specific number of shares of common stock.

For the 12 months ended July 31, 1997, the HighMark Convertible Securities Fund returned 27.11% (Fiduciary Shares). In comparison, the unmanaged Merrill Lynch Investment Grade Convertible Securities Index, which is generally considered to be representative of the market for all convertible securities of corporations with investment-grade quality ratings, reflected a return of 25.01%.

The HighMark Convertible Securities Fund strategy team is led by Seth Shalov. Mr. Shalov, who holds an MBA and bachelor's degree in finance from Rutgers University, has 14 years of experience in the investment field.

WHAT IS THE STRATEGY BEHIND INVESTING IN CONVERTIBLE SECURITIES?
Convertible securities are hybrids combining some of the appreciation potential of equities with the fixed income payments of bonds. They are generally issued in the form of fixed income instruments with the option to convert into equity of the company. If the underlying stock appreciates, the option becomes more valuable, and therefore drives the price of the convertible security higher.

Our goal in investing in convertible securities is to capture most of the appreciation of the underlying stock, while limiting the downside exposure by selecting convertibles with favorable risk/reward characteristics. By managing in this way, an investor in this Fund can be afforded the opportunity for capital appreciation while experiencing lower volatility of return compared to an investment in a general equity fund. By holding 35 to 45 positions, the Fund concentrates on the portfolio management team's best ideas.

WHAT ARE SOME ATTRACTIVE SECURITIES IN THIS PORTFOLIO?
One of the Fund's largest holdings is The Money Store (4.1% of the portfolio), which specializes in sub-prime lending to homeowners. The company also makes loans to small businesses and college students and has leveraged its brand name into related products by analyzing customer requests on its popular 1-800 telephone line.

Another significant holding is USA Waste (3.1%), which is a leader in the solid waste management business. The company makes acquisitions and achieves economies of scale by cutting redundant operations. Currently, the largest companies in the industry are divesting mismanaged and unprofitable divisions, leaving USA Waste in a strong position to make acquisitions that strengthen its earnings.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

Another holding, Diamond Offshore (2.8%), is a supplier of deep water drilling rigs for the major oil companies. Diamond Offshore is benefiting from a shortage of rigs in the industry, thus boosting day rates. In addition to the limited supply, new drilling technologies have improved the potential for success.

As of July 31, 1997, the Fund's top five holdings were: The Money Store (preferred) (4.1%); Intermedia Communications (preferred) (3.5%); Sanwa Bank Limited (3.4%); U.S. Filter (3.3%); and U.S. Waste (3.1%).

WHAT IS YOUR OUTLOOK?
Convertible securities generally produce greater income than stocks and therefore may be suited for those who are concerned about the rapid rise in equity prices. Typically, convertible performance should fall between stock and bond fund returns.

                      HIGHMARK CONVERTIBLE SECURITIES FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
              CONVERTIBLE SECURITIES FUND VERSUS THE MERRILL LYNCH
                 INVESTMENT GRADE CONVERTIBLE SECURITIES INDEX.



[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

         HIGHMARK CONVERTIBLE          MERRILL LYNCH INVESTMENT
           SECURITIES FUND         GRADE CONVERTIBLE SECURITIES INDEX
2/28/94         10,000                        10,000
7/31/94          9,648                         9,615
7/31/95         10,883                        11,034
7/31/96         11,487                        12,360
7/31/97         14,601                        15,401


---------------------------------------------------------------
                                    Annualized      Annualized
                    One Year          3 Year         Inception
                     Return           Return          to Date
---------------------------------------------------------------
  Fiduciary          27.11%           14.81%          11.12%
---------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations Fiduciary Shares) to April 25, 1997 reflect the performance of the Stepstone Convertible Securities Fund. See Note 7 of the Notes to the Financial Statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

HIGHMARK GOVERNMENT SECURITIES FUND

The HighMark Government Securities Fund seeks to achieve total return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in mortgage-backed securities and up to 20% of the portfolio can be invested in corporate bonds.

For the 12 months ended July 31, 1997, the HighMark Government Securities Fund returned 9.10% (Fiduciary Shares). In comparison, the average U.S. government bond fund as measured by Lipper Analytical Services, Inc. produced a 9.74% return. The unmanaged Lehman Brothers Government Bond Index, which represents all public obligations of the U.S. Treasury, all publicly issued debt of U.S. government agencies, and all corporate debt guaranteed by the U.S. government, reflected a return of 10.17%.

The HighMark Government Securities Fund is managed by Steven Blocklin, who has 15 years of experience in the investment field. Mr. Blocklin holds an MBA degree from George Washington University and a bachelor's degree in economics from Miami University.

WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE YEAR?
The two factors that had the most impact on the performance of the Fund were duration (sensitivity to interest rates) and sector weighting. For example, the Fund had a duration/average maturity less than the benchmark during the month of April, as we expected the Federal Reserve Board to enact a series of tightenings. Instead, the Fed hiked rates just once on March 25, 1997. With a shorter than average duration/maturity, our performance suffered in April when interest rates fell. However, at other times during the year, having a shorter duration was an advantage--such as when interest rates were rising.

In terms of sectors, one strategy that has increased returns this year has been the purchase of lower quality corporate issuers. Investment in this quality sector has increased the income component of total return. In addition, this sector of the market has appreciated faster than similar maturity Treasury bonds.

WHAT IS YOUR OUTLOOK?
Many economists believe that we are in a new era. The old theory is that low unemployment eventually leads to inflation. But there is no inflation yet and nobody really knows why. We can surmise that U.S. corporations are more productive and the absence of trade barriers allows manufacturers to seek globally the lowest cost environment. However, these factors, while important, would not explain the dramatic absence of pricing pressure that we see today.

Another new development is the shrinking budget deficit driven by the long U.S. economic expansion. Recent reports indicate that the federal budget deficit could be as low as $35 billion in fiscal 1997, which is just half of one percent of the U.S. Gross Domestic Product. There's even talk about eliminating the November auction for the 30-year bond. If that happens, then the long bond will have scarcity value.

On a worldwide basis, U.S. interest rates are relatively high. At 5.50%, the federal funds rate is several percentage points above the inflation rate. As a result, we are attracting investors from all over the world, and that's why the dollar is so strong. In Japan, you can borrow money at one percent interest, and invest in three month T-bills at about 5.50%. Because of low inflation, the shrinking deficit and our relatively high interest rates compared to the rest of the world, there is certainly room for interest rates to fall in the U.S.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

                       HIGHMARK GOVERNMENT SECURITIES FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT SECURITIES FUND VERSUS THE LEHMAN BROTHERS GOVERNMENT BOND
        INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX



[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

         HIGHMARK GOVERNMENT    LEHMAN BROTHERS        LEHMAN BROTHERS
          SECURITIES FUND       GOVERNMENT BOND     INTERMEDIATE GOVERNMENT
                                     INDEX                BOND INDEX
2/28/94        10,000               10,000                  10,000
7/31/94         9,740                9,841                   9,927
7/31/95        10,613               10,789                  10,761
7/31/96        11,016               11,345                  11,321
7/31/97        12,019               12,499                  12,292


---------------------------------------------------------------
                                    Annualized      Annualized
                    One Year          3 Year         Inception
                     Return           Return          to Date
---------------------------------------------------------------
  Fiduciary           9.10%            7.26%           4.59%
---------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations Fiduciary Shares) to April 25, 1997 reflect the performance of the Stepstone Government Securities Fund. See Note 7 of the Notes to the Financial Statements.

HIGHMARK BALANCED FUND

The HighMark Balanced Fund seeks capital appreciation and income, with a secondary investment objective of conservation of capital. Typically, the Balanced Fund will invest 50% to 70% of its total assets in stocks, at least 25% in bonds and the rest in money market securities and cash equivalents.

For the 12 months ended July 31, 1997, the HighMark Balanced Fund returned 30.08% (Retail Shares).* In comparison, the average balanced fund as measured by Lipper Analytical Services, Inc. produced a 29.46% return. The unmanaged Standard & Poor's 500 Stock Index, which is generally considered to be representative of the U.S. stock market, and the unmanaged Lehman Brothers Aggregate Bond Index, generally considered to be representative of the bond market as a whole, reflected a return of 52.11% and 10.78%, respectively. The Fund recently replaced the Salomon Brothers Bond Index with the Lehman Brothers Aggregate Bond Index as the benchmark for its fixed income allocation, as the latter is more representative of the portfolio.

The HighMark Balanced Fund strategy team is led by Carl Colombo, CFA, who has 23 years of experience in the investment field. Mr. Colombo holds an MBA from San Diego State University and a bachelor's degree in business administration from Florida State University.

HOW HAVE YOU ARRIVED AT YOUR STOCK MARKET ALLOCATION?
As the stock market has risen, there has been a strong temptation to reduce the equity position of the portfolio, and we did that to some extent, reducing it from about 65% to 60%. We have maintained a 60% weight because of four fundamental factors: 1) corporate earnings and cash flows have been very strong and this has helped support the relatively high valuations; 2) mergers & acquisitions have continued to provide support for the market; 3) equity buy backs by companies have helped to reduce the supply of common stock; and 4) equity mutual funds continue to receive large monthly contributions from baby boomers nearing retirement age, young 401(k) plan participants and other investors in the U.S. and abroad seeking higher returns than are available in the fixed income markets.

WHAT IS YOUR STOCK MARKET STRATEGY?
The equity portfolio consists of a value component and a growth component. The value component is 60% of the portfolio. We look for companies that are out of favor on Wall Street, but which demonstrate there are good reasons to think that management is taking steps to make significant improvements. A good example is Sears Roebuck, which rose 58% during the fiscal year. Sears is a retailer that has gone through a tremendous rebirth in terms of profitability. Another example is Dresser Industries, an oil services company that also rose 58% during the fiscal year. Dresser is riding a wave of increased drilling activity that is occurring worldwide.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

WHAT IS YOUR FIXED INCOME STRATEGY?
Our strategy has been to take advantage of interest rate spikes by adding to the portfolio, and taking profits and letting cash build up when interest rates move down. We think the bond market is in a trading range with the 30-year Treasury bond yielding anywhere between 6.25% and 7.00%. As yields move towards 7%, bonds are more attractive and we're more likely to be aggressive buyers. To earn extra yield, we have remained overweighted in corporate bonds. We look for credits that are actually improving in which the market hasn't yet given them credit. The duration (sensitivity to changes in interest rates) of the portfolio has stayed at about 4.6 years, which is slightly longer than our benchmark.

WHAT IS YOUR OUTLOOK?
We continue to expect moderate economic growth and low rates of inflation. Over the short-term, if there is an acceleration of economic growth in the third quarter, it may be challenging to earn a competitive return on the bond portion of the portfolio. In the stock market, you can generally find good investments, regardless of whether interest rates are rising or falling.

--------------
 *Including the maximum sales charge of 4.50%, the Fund's total return (Retail
  Shares) was 24.25% for the year.

                             HIGHMARK BALANCED FUND



   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BALANCED
        FUND VERSUS THE S&P 500 STOCK INDEX, MORNINGSTAR BALANCED FUNDS
         AVERAGE, LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE SALOMON
                       INVESTMENT GRADE BROAD BOND INDEX.


FIDUCIARY SHARES
[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

         HIGHMARK BALANCED         LEHMAN           S&P 500        SALOMON         MORNINGSTAR
          FUND, FIDUCIARY     BROTHERS AGGREGATE     STOCK     INVESTMENT GRADE  BALANCED FUNDS
               SHARES            BOND INDEX          INDEX     BROAD BOND INDEX      AVERAGE
2/28/91        10,000             10,000             10,000        10,000             10,000
7/31/91        10,437             10,374             10,694        10,399             10,576
7/31/92        11,600             11,907             12,065        11,939             12,008
7/31/93        12,809             13,119             13,116        13,183             13,315
7/31/94        13,183             13,131             13,788        13,198             13,590
7/31/95        15,701             14,459             17,383        14,549             15,729
7/31/96        17,419             15,258             20,260        15,344             17,228
7/31/97        22,726             16,903             30,817        16,999             22,218

RETAIL SHARES
[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

           HIGHMARK BALANCED       LEHMAN          S&P 500       SALOMON          MORNINGSTAR
            FUND, RETAIL     BROTHERS AGGREGATE     STOCK    INVESTMENT GRADE   BALANCED FUNDS
               SHARES            BOND INDEX         INDEX    BROAD BOND INDEX       AVERAGE
11/30/92        9,550             10,000           10,000        10,000             10,000
 7/31/93       10,298             10,922           10,573        10,933             10,791
 7/31/94       10,599             10,932           11,115        10,946             11,014
 7/31/95       12,624             12,037           14,013        12,066             12,748
 7/31/96       13,977             12,703           16,332        12,726             13,963
 7/31/97       18,182             14,073           24,843        14,098             18,007


---------------------------------------------------------------
                        Annualized    Annualized    Annualized
             One Year     3 Year        5 Year       Inception
              Return      Return        Return        to Date
---------------------------------------------------------------
 Fiduciary    30.47%      19.90%        14.40%        14.15%
---------------------------------------------------------------
 Retail       30.08%      19.70%          N/A         14.80%
---------------------------------------------------------------
 Retail
  with  load* 24.25%      17.88%          N/A         13.69%
---------------------------------------------------------------
 *Reflects 4.50% sales charge.

Past performance is not predictive of future results. Performance presented from February 1, 1991 (commencement of operations Fiduciary Shares) and November 13, 1992 (commencement of operations of Retail Shares) to April 25, 1997 reflect the performance of the Stepstone Balanced Fund. See Note 7 of the Notes to the Financial Statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

HIGHMARK GROWTH FUND

The HighMark Growth Fund seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

For the 12 months ended July 31, 1997, the HighMark Growth Fund returned 48.49% (Retail Shares).* In comparison, the average growth fund as measured by Lipper Analytical Services, Inc. was up 42.90% during the period. In addition, the unmanaged Standard & Poor's 500 Stock Index, generally considered to be representative of the U.S. stock market, rose 52.11% for the twelve-month period.

The HighMark Growth Fund strategy team is led by Scott Chapman, CFA, who has 18 years of experience in the investment field. Mr. Chapman holds an MBA from Golden Gate University and a bachelor's degree in accounting from Santa Clara University.

WHAT WERE SOME OF THE BIG WINNERS IN THE PORTFOLIO?
Applied Materials (0.6% of the portfolio) was a big winner during the period. The company is the leading supplier of semiconductor manufacturing equipment, and a major supplier to Intel. Warner-Lambert (1.4%) is benefiting from the success of two drugs, one to reduce cholesterol and the other to treat diabetes. Both drugs were approved by the FDA last winter, and they've exceeded Wall Street expectations for growth. Colgate-Palmolive (1.6%) has gained market share in all of its categories. In toothpaste, the brand has gained against Crest, its main competitor in the U.S. Investors accorded the stock a high value due to the predictability of its earnings. In financial services, Franklin Resources (1.1%) is benefiting from the boom in mutual funds. Historically, the company has been highly reliant on the municipal bond business. However, it recently made an acquisition to bolster its equity offerings.

WHAT DIDN'T DO SO WELL?
Wells Fargo (1.0%) had problems integrating its merger with First Interstate Bank. After the merger, Wells lost customers and had problems assimilating First Interstate's back office accounting systems. Electronic Data Systems (1.0%) has seen its labor costs increase, as it hires more experienced consultants to deal with the "year 2000" problem coming for computers.

WHAT IS YOUR STRATEGY?
We have been surprised that the stock market has done so well in 1997. However, we've done well because we always stay fully invested and don't try to time the market. Since the bulk of the market's move this year has been concentrated in the top 20 market capitalization companies, we've cut back on some of them. We cut back our position on Microsoft from 3% to 2% of the portfolio after the company announced that management thought their stock was overvalued. We reduced our position in Coca-Cola from 3% to 1.3% because the stock was selling at more than 40 times earnings, and that's more than twice the company's growth rate. We're shifting away from large blue-chip companies that have been excessively valued and we're moving towards mid-capitalization companies such as Mirage (1.0%), a leading gaming company. As of July 31, 1997, the Fund's top five holdings were: Intel (3.6%); Gillette (2.9%); Merck (2.5%); General Electric (2.5%); and Johnson & Johnson (2.2%).

WHAT IS YOUR CURRENT OUTLOOK?
Currently, stock prices are close to an all-time high. The S&P 500 Index was up 37% in 1995, 23% in 1996 and more than 20% so far in 1997. The long-term return on stocks has been about 10%. During the past three years, the S&P 500 has doubled in price, yet underlying business performance has not doubled. We currently expect a return to more normal levels of appreciation. Regardless of how the market does overall, we currently plan to remain focused on high quality proven growth companies that will benefit from the globalization of the economy, technology, and the aging population.

------------
 *Including the maximum sales charge of 4.50%, the Fund's total return (Retail
  Shares) was 41.85% for the year.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

                              HIGHMARK GROWTH FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE GROWTH FUND VERSUS THE S&P 500 STOCK INDEX, RUSSELL 1000
              GROWTH INDEX AND THE MORNINGSTAR GROWTH FUND AVERAGE.

[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

               HIGHMARK GROWTH    HIGHMARK GROWTH    S&P 500  RUSSELL 1000   MORNINGSTAR GROWTH
               FUND, FIDUCIARY     FUND, RETAIL      STOCK    GROWTH INDEX     FUNDS AVERAGE
                   SHARES        SHARES (SYNTHETIC)  INDEX
11/30/93           10,000              9,550         10,000      10,000           10,000
 7/31/94            9,650              9,225         10,100       9,955            9,960
 7/31/95           12,085             11,541         12,733      13,086           12,491
 7/31/96           13,622             13,027         14,841      15,118           13,786
 7/31/97           20,234             19,344         22,574      22,955           19,524


---------------------------------------------------------------
                                    Annualized      Annualized
                    One Year          3 Year         Inception
                     Return           Return          to Date
---------------------------------------------------------------
  Fiduciary          48.54%           27.99%          21.54%
---------------------------------------------------------------
  Retail             48.49%           28.00%+         21.58%
---------------------------------------------------------------
   Retail
   with load*        41.85%           26.05%+         20.08%
---------------------------------------------------------------
*Reflects 4.50% sales charge.
+Synthetic, not actual return

Past performance is not predictive of future results.

HIGHMARK VALUE MOMENTUM FUND

The HighMark Value Momentum Fund invests primarily in stocks which appear undervalued relative to the market and/or their historic price valuations. Stocks are screened for positive price or earnings momentum. Most of the securities pay dividends.

For the 12 months ended July 31, 1997, the HighMark Value Momentum Fund returned 47.14% (Retail Shares).* In comparison, the average growth and income fund as measured by Lipper Analytical Services, Inc. was up 43.83%. The unmanaged Standard & Poor's 500 Stock Index, generally considered to be representative of the U.S. stock market, was up 52.11% for the period.

The HighMark Value Momentum Fund strategy team is led by Richard Earnest, who holds an MBA in finance as well as a bachelor's degree in economics from Stanford University. Mr. Earnest has more than 30 years of experience in the investment field.

HOW WOULD YOU ASSESS YOUR PERFORMANCE?
Of course, a 47.14% return is certainly good performance, although we did slightly trail the S&P 500 Index. In order to match the S&P 500 Index, you would have to be heavily weighted in the large capitalization growth sector. You would have needed to hold Coca-Cola and Gillette for the year ended July 31, 1997, and that's not likely in a value fund. Fortunately, our "momentum" element allows us to stick with some stocks that we couldn't buy today, such as Intel (2.1% of the portfolio) and Cisco Systems (1.0%).

WHAT ARE SOME NEW ADDITIONS TO THE PORTFOLIO?
In banking, we added Bankers Trust (0.9%), which has done quite well. The company's stock was selling at a significant discount to other bank stocks because of a problem they had a few years ago with the use of derivatives. However, they have been able to achieve higher earnings without profits from derivatives, a business they have downsized.

As value investors we're underweighted at 8% in the medical area, which represents about 12% of the S&P 500. Nevertheless, we did add a new nursing home stock, Manor Care (0.7%), that has developed a lucrative side business in assisted living and pre-Alzheimer's care. Investors perceive nursing home companies as vulnerable to cutbacks in Federal Medicare reimbursement. However, Manor Care focuses on upscale nursing centers where there is more private pay, and a lower proportion of Medicare reimbursement.

As of July 31, 1997, the Fund's top five holdings were: Intel (2.1%); Travelers (1.5%); Hewlett Packard (1.4%); Dresser Industries (1.3%); and Aames Financial (1.3%).

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

DO YOU STILL FIND REAL ESTATE INVESTMENT TRUSTS (REITS) ATTRACTIVE?
REITs currently make up 5% of the portfolio. We would buy more, but we limit our portfolio to 5% in any one industry. Our REITs yield 6-6.5%, which is about the same as a ten-year U.S. Treasury bond, and we think that the dividend is going to grow at a 5-8% annual rate. REITs are able to raise rents now, and the real estate they purchased in the late 1980s is finally looking inexpensive.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We think that this portfolio is more defensive than the market as a whole. The portfolio's "beta," its correlation to the S&P 500, has fallen from 0.98 at the beginning of 1997 to 0.87 now. That suggests that our portfolio would hold up better in the event of a market correction.

-------------
 *Including the maximum sales charge of 4.50%, the Fund's total return (Retail
  Shares) was 40.49% for the year.

                          HIGHMARK VALUE MOMENTUM FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
      THE VALUE MOMENTUM FUND VERSUS THE STANDARD & POOR'S 500 STOCK INDEX.

FIDUCIARY SHARES
[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

        HIGHMARK VALUE    STANDARD & POOR'S
        MOMENTUM FUND      500 STOCK INDEX
2/28/91     10,000              10,000
7/31/91     10,637              10,694
7/31/92     11,865              12,065
7/31/93     13,339              13,116
7/31/94     13,909              13,788
7/31/95     17,443              17,383
7/31/96     20,376              20,260
7/31/97     30,054              30,817

RETAIL SHARES
[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

        HIGHMARK VALUE    STANDARD & POOR'S
        MOMENTUM FUND      500 STOCK INDEX
4/30/92      9,550            10,000
7/31/92      9,762            10,303
7/31/93     10,976            11,201
7/31/94     11,445            11,775
7/31/95     14,353            14,845
7/31/96     16,733            17,302
7/31/97     24,621            26,318


---------------------------------------------------------------
                        Annualized    Annualized    Annualized
             One Year     3 Year        5 Year       Inception
              Return      Return        Return        to Date
---------------------------------------------------------------
 Fiduciary    47.50%      29.28%        20.43%        19.55%
---------------------------------------------------------------
 Retail       47.14%      29.09%        20.32%        20.19%
---------------------------------------------------------------
 Retail
  with  load* 40.49%      27.14%        19.22%        19.16%
---------------------------------------------------------------
 *Reflects 4.50% sales charge.

Past performance is not predictive of future results. Performance presented from February 1, 1991, (commencement of operations Fiduciary Shares) and April 2, 1992, (commencement of operations Retail Shares) to April 25, 1997 reflect the performance of the Stepstone Value Momentum Fund. See Note 7 of the Notes to Financial Statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

HIGHMARK INCOME EQUITY FUND

The HighMark Income Equity Fund seeks investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and low level of price volatility. The opportunity for long-term growth of asset value is a secondary consideration.

For the 12 months ended July 31, 1997, the HighMark Income Equity Fund returned 39.97% (Retail Shares).* In comparison, the average equity income fund as measured by Lipper Analytical Services rose 39.93% during the fiscal year. The Standard & Poor's 500 Stock Index, generally considered to be representative of the U.S. stock market, was up 52.11% for the period.

The HighMark Income Equity Fund strategy team is led by Thomas M. Arrington, CFA. Mr. Arrington, who holds an MBA from San Francisco State University and a bachelor's degree in economics from UCLA, has more than a decade of investment management experience.

WHAT AREAS OF YOUR PORTFOLIO HAVE PERFORMED WELL RECENTLY?
In recent months, the Fund's bank, insurance, pharmaceutical and forest product stocks outperformed the broad market. The bank and insurance stocks benefited from falling interest rates. These companies still earn a substantial proportion of their profits through interest rate margin products. When interest rates fall, banks are able to reduce their cost of funds faster than they are required to reduce their lending rates. Insurance companies invest a large percentage of their portfolios in long-term bonds, which appreciate in a falling interest rate environment.

The pharmaceutical stocks performed well due to their strong earnings growth and attractive product pipelines. The forest products stocks surged as investors anticipated rising pulp and paper prices. On the downside, the Fund's utility and telephone stocks lagged because investors were concerned about industry deregulation and the competitive pressures that will likely follow.

WHERE DO YOU CURRENTLY SEE VALUE?
Six months ago, we told you that we liked McGraw-Hill (4.0% of the portfolio), a publisher of college textbooks and BUSINESS WEEK magazine as well as the owner of Standard & Poor's Corporation. We are pleased to report that the company's stock rose nearly 38% over the last six months. Even with this increase, we still believe McGraw-Hill represents an excellent value. The company reported 14% earnings per share growth during the second quarter of 1997, and we currently expect the company to produce earnings growth for calendar year 1997 and 1998. The educational and professional publishing business appears to be in the early stages of a strong adoption cycle. S&P continues to benefit from robust financial markets, growth in non-traditional products and expansion into the international market.

We also like Phillips Petroleum (1.2%), a company that has the lowest price-earnings ratio among the major integrated oil companies. We believe that the shares should perform well in the near future because of higher than expected natural gas earnings.

As of July 31, 1997, the Fund's top five holdings were: McGraw-Hill (4.0%); BancOne (3.3%); Marsh & McClennan (3.0%); Bristol-Myers Squibb (2.8%) and Baxter International (2.6%).

WHAT IS YOUR OUTLOOK?
We are cautious about further near-term price appreciation in the overall market indexes. The S&P 500 Index returns for 1995, 1996 and the first half of 1997 have at least doubled the 70-year average annual return on stocks of 10%. In the long run, stock prices generally increase in tandem with corporate earnings. However, stocks have increased more than twice as fast as earnings in the past few years.

We believe that the Income Equity strategy is especially well positioned for the current market environment. The strategy should provide returns that participate with the market if it continues to rise. Equally important, the strategy should provide downside protection if the market were to retreat. Over the long-term, we are optimistic about investing in the U.S. stock market and continue to identify and purchase well-managed, undervalued, dividend paying companies.

---------------
 *Including the maximum sales charge of 4.50%, the Fund's total return (Retail
  Shares) was 33.70% for the year.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

                           HIGHMARK INCOME EQUITY FUND

 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE INCOME EQUITY FUND VERSUS THE S&P 500 STOCK INDEX AND THE MORNINGSTAR EQUITY INCOME AVERAGE.


[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

          HIGHMARK   HIGHMARK
         FIDUCIARY    RETAIL     S&P    MORNINGSTAR
2/28/84    10,000     9,550    10,000      10,000
7/31/84    9,656      9,221     9,788       9,751
7/31/85    13,213     12,618    12,965     12,700
7/31/86    16,865     16,106    16,649     15,658
7/31/87    21,400     20,437    23,192     19,321
7/31/88    21,089     20,140    20,465     18,457
7/31/89    27,028     25,812    26,989     23,009
7/31/90    26,785     25,580    28,738     23,061
7/31/91    30,163     28,805    32,396     25,610
7/31/92    34,998     33,423    36,550     29,367
7/31/93    38,410     36,681    39,733     32,946
7/31/94    40,035     38,233    41,771     34,399
7/31/95    46,945     44,931    52,661     40,044
7/31/96    55,517     53,113    61,376     45,855
7/31/97    77,795     74,343    93,360     64,087


-----------------------------------------------------------------
                      Annualized Annualized Annualized Annualized
            One Year    3 Year     5 Year     10 Year  Inception
             Return     Return     Return     Return    to Date
-----------------------------------------------------------------
  Fiduciary  40.13%     24.79%     17.32%     13.78%    16.27%
-----------------------------------------------------------------
  Retail     39.97%     24.81%     17.34%     13.78%    24.21%
-----------------------------------------------------------------
  Retail
   with load*33.70%     22.92%     16.26%+    13.26%+   22.39%
-----------------------------------------------------------------
*Reflects 4.50% sales charge.
+Synthetic, not actual return

Past performance is not predictive of future results.

HIGHMARK BLUE CHIP GROWTH FUND

The HighMark Blue Chip Growth Fund seeks long-term capital growth by investing in a diversified portfolio of common stocks and other equity securities of seasoned, large-capitalization growth companies.

For the 12 months ended July 31, 1997, the HighMark Blue Chip Growth Fund returned 45.40% (Fiduciary Shares). In comparison, the average growth fund as measured by Lipper Analytical Services, Inc. was up 42.90%. The unmanaged Standard & Poor's 500 Stock Index, generally considered to be representative of the U.S. stock market, was up 52.11% for the period.

The HighMark Blue Chip Growth Fund strategy team is led by Edmond Chin, CFA, who has 15 years of experience in the investment field. Mr. Chin holds a bachelor's degree in biology from Cornell University.

HOW DO YOU DEFINE "BLUE CHIP?"
For this portfolio, blue chip means large capitalization companies that are dominant market leaders with consistent earnings growth in excess of the overall market. Some good examples include Compaq Computer (2.5% of the portfolio), Money Store (1.8%) and MedPartners (1.5%).

Let's look at technology first. The hot growth area in computers is in "client servers," which allow computers to communicate with one another. Compaq is a leader in the client server field. In the old days, you had dummy terminals connected to the mainframe computer. Then, everyone had a PC on their desk, but they weren't networked together. Now, the new computer architecture is a mainframe with PC terminals, with the mainframe not being so dominant and the "dummy" terminals much more functional. Data resides on the client server and can be manipulated by office personnel either in the office or on the road.

IN FINANCIAL SERVICES, WHY IS MONEY STORE SUCH A LEADER?
Money Store is a leader in the home equity loan industry. People who are worried about their large credit card balances go to Money Store to consolidate their debts. The company makes good use of information technology to analyze the credit quality of customers, enabling it to have one of the most conservative balance sheets in the industry. One of the themes of this portfolio has been companies which are investing in information technology as a competitive weapon.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

DOES YOUR DEGREE IN BIOLOGY HELP YOU ANALYZE MEDICAL COMPANIES?
It might help me because I'm less intimidated by them. I'm willing to read up about a company's technology whereas perhaps someone without the biology degree may be less likely to invest in healthcare, especially if they didn't do too well in science. For instance, Boston Scientific (1.5%) is an attractive healthcare company that makes angioplasty devices. Balloon angioplasty is a procedure in which doctors use a catheter to open up a blocked artery. Often, those unclogged arteries collapse from disease. Boston Scientific is a leading maker of stints, which are placed in the artery to keep it from collapsing. Another medical company is taking advantage of the dramatic change in the health care industry. MedPartners (1.5%) is the largest physician practice management company in the U.S. By consolidating physician practices, MedPartners allows physicians more bargaining power when dealing with managed care companies.

As of July 31, 1997, the Fund's top five holdings were: Philip Morris (2.7%); Compaq Computer (2.5%); Quantum (2.3%); Computer Associates International (2.3%); and United Healthcare (2.2%).

WHAT IS YOUR OUTLOOK?
As we have seen in August, the stocks that have done extremely well are targets for profit taking. However, I believe that the outlook for stocks is very good, given the current economic environment of moderate growth and low inflation. The major investment themes for the portfolio will continue to be productivity and competitive advantages through the use of information technology, the managed care phenomenon of the U.S. healthcare market, and deregulation and the consolidation of the banking and financial sectors.

                         HIGHMARK BLUE CHIP GROWTH FUND

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP GROWTH FUND VERSUS THE S&P 500 STOCK INDEX.

[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

         HIGHMARK BLUE CHIP GROWTH FUND        S&P 500 STOCK INDEX
2/28/94           10,000                              10,000
7/31/94            9,651                               9,920
7/31/95           12,114                              12,506
7/31/96           13,548                              14,576
7/31/97           19,699                              22,172



--------------------------------------------------------------
                                   Annualized      Annualized
                    One Year         3 Year         Inception
                     Return          Return          to Date
--------------------------------------------------------------
  Fiduciary          45.40%          26.85%          20.71%
--------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations Fiduciary Shares) to April 25, 1997 reflect the performance of the Stepstone Blue Chip Fund. See Note 7 of the Notes to the Financial Statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

HIGHMARK EMERGING GROWTH FUND

The HighMark Emerging Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small-capitalization, emerging-growth companies.

For the 12 months ended July 31, 1997, the HighMark Emerging Growth Fund returned 24.12% (Fiduciary Shares). In comparison, the average small capitalization fund as measured by Lipper Analytical Services, Inc. was up 31.96% during the period. In addition, the unmanaged Standard & Poor's 600 Small Cap Index which is a market-value weighted index made up of 600 domestic stocks of relatively liquid, small capitalization companies, rose 38.90% and the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3,000 Index, rose 25.26% for the twelve month period.

The HighMark Emerging Growth Fund is managed by Seth Shalov, who has 14 years of experience in the investment field. Mr. Shalov holds an MBA and a bachelor's degree in finance from Rutgers University.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?
Through July 1997, small capitalization technology stocks did not do as well as large cap technology. When stocks such as Intel and Microsoft are doing so well, investors decide it may not be worth the additional risk to buy a little known small cap name. However, we hope that investors will see that they're paying 40 times earnings for a large cap company that might be growing slower than a small cap name that's selling at 20 times earnings.

WHAT ARE SOME ATTRACTIVE STOCKS IN THE PORTFOLIO?
We think that Astoria Financial (1.5% of the portfolio), located in Long Island, continues to be undervalued. The company, which recently acquired Greater New York Savings Bank, is now a thrift with $10 billion in assets, one of the largest in the country. Astoria Financial continues to reduce costs, and is likely to be acquired because they've reached a critical mass in a very attractive market. In energy, Santa Fe International (0.3%) is an oil services company primarily focused on contract drilling. Although the price of oil affects these stocks, another major factor is the shortage of rigs available for drilling. Even though oil prices have fluctuated up and down, day rates to rent these rigs have risen sharply over the past six months. In high technology, Gasonics International (0.1%) makes equipment used to produce semiconductors. In particular, the company specializes in the "etching" process, which is one of the critical steps in creating a computer chip. The company occupies an attractive niche, and we wouldn't be surprised to see them purchased by a much bigger company. As of July 31, 1997, the Fund's top five equity holdings were:
Saville Systems Ireland, ADR (2.0%); Astoria Financial (1.5%); WorldCom (1.4%); Merchantile Bancorp (1.4%); and First American, Tennessee (1.3%).

WHY ARE SMALL CAP STOCKS SO VOLATILE?
When you buy a small capitalization company, you're not buying it for a 20% move. You're looking for a 50% move. Wall Street analysts publish earnings estimates of these companies, but there is also what might be called the "whisper" number, or the talk of the industry. If a published consensus estimate for a quarter is 20 cents per share, there might be a whisper number of 22 cents. If the company hits its published earnings forecast, but not its whisper number, then stock can sell off. This happens all the time in small capitalization stocks. But if the company's story is still intact, we view it as a buying opportunity rather than a sell trigger.

WHAT IS YOUR OUTLOOK?
We think small capitalization stocks may close the performance gap with large capitalization stocks in the next fiscal year. We hope that investors will eventually see the discrepancy in valuations and we believe that there is already some indication that that is happening.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS


                          HIGHMARK EMERGING GROWTH FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
             THE EMERGING GROWTH FUND VERSUS THE FRANK RUSSELL 2000
                  GROWTH INDEX AND THE S&P 600 SMALL CAP INDEX.

[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

     HIGHMARK EMERGING    FRANK RUSSELL     S&P 600 SMALL
       GROWTH FUND      2000 GROWTH INDEX     CAP INDEX
2/28/94   10,000             10,000            10,000
7/31/94    9,282              8,923             9,003
7/31/95   11,888             11,932            11,513
7/31/96   13,258             12,291            12,558
7/31/97   16,455             15,396            17,443

---------------------------------------------------------------
                                    Annualized      Annualized
                    One Year          3 Year         Inception
                     Return           Return          to Date
---------------------------------------------------------------
  Fiduciary          24.12%           21.03%          14.75%
---------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations Fiduciary Shares) to April 25, 1997 reflect the performance of the Stepstone Emerging Growth Fund. See Note 7 of the Notes to the Financial Statements.

HIGHMARK INTERNATIONAL EQUITY FUND

The HighMark International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of non-U.S. issues that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index.

For the 12 months ended July 31, 1997, the HighMark International Equity Fund returned 8.03% (Fiduciary Shares). In comparison, the average international fund as measured by Lipper Analytical Services, Inc. was up 24.34%. The unmanaged Morgan Stanley MSCI EAFE Index, which is a capitalization weighted index made up of companies representing the industry compositions of twenty nations, was up 18.11% for the period.

The HighMark International Equity Fund is managed by Andrew Richmond, who has over 20 years of experience in equity management. He holds a law degree from Glasgow University and is qualified as a Scottish Chartered Accountant.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?
We trailed EAFE primarily because we were underweighted in Europe and overweighted in Southeast Asia. In Europe, the Bundesbank lowered interest rates in Germany, causing the European stock markets to rise sharply. Even though the Fund's exposure to Thailand--Southeast Asia's worst performing market--was tiny, the country's problems caused a ripple effect through Malaysia, Indonesia, the Philippines and Korea. Because of the weakening yen, the Japanese stocks that did well were primarily exporters, with share prices that were generally too high to be in the portfolio. As of July 31, 1997, the Fund's top five holdings were: Latin America Equity Fund (2.0%); Shell Transportation & Trading (1.5%); Glaxo Wellcome (1.4%); Zeneca Group (1.3%); and Siemens (1.3%).

HOW DID THE TRANSFER OF HONG KONG TO CHINESE CONTROL IMPACT THE PORTFOLIO?
The Hong Kong stock market strengthened early in 1997, boosted by an improving real estate market. Many investors thought that there would be an exodus from the country in anticipation of the transfer from British control. Instead, Chinese companies began sending staff to Hong Kong, which firmed the office space and apartment markets. Since many stocks are real estate oriented, the stock market has enjoyed a nice surprise.

WHAT IS YOUR VIEW ON JAPAN'S STOCK MARKET?
The Japanese market, which makes up about 30% of EAFE, peaked at 38,000 in 1989. Since that time, it has fallen as low as 12,000, and is now trading between 19,000 and 22,000. However, it's very hard to establish valuation standards in Japan, because once the market started going up in the 1960s, it never stopped. There was never a base where you could say "this is what the price-earnings multiples should be, or this is what the dividend yield should be." The Japanese stock market has been disappointing for a long time, and that's why it has very little institutional following. The current Japanese stock market is similar to the U.S. market in the 1970s, when stocks were in a depressed trading range.

WHY SHOULD A U.S. INVESTOR DIVERSIFY INTO INTERNATIONAL MARKETS?

Diversifying allows you to offset what happens in the U.S. stock market. True, the S&P 500 Stock Index has generally outperformed most international benchmarks for several years, but the U.S. stock market is selling at historically high valuation levels. Primarily because international markets do not tend to move in line with the U.S. market, U.S. pension funds are expressing more interest in investing abroad. They talk about raising their exposure to 15-20%, and they're far from that level now. In addition, most individuals and 401(k) plans have no exposure to international markets, and that will also likely change.

                       HIGHMARK INTERNATIONAL EQUITY FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL EQUITY FUND VERSUS THE MORGAN STANLEY MSCI EAFE INDEX.

[LINE GRAPH OMITTED] PLOT POINTS ARE AS FOLLOWS:

            HIGHMARK INTERNATIONAL EQUITY FUND    MORGAN STANLEY MSCI EAFE INDEX
2/28/95                   10,000                               10,000
7/31/95                   11,143                               11,368
7/31/96                   11,650                               11,770
7/31/97                   12,585                               13,902


------------------------------------------------------------
                                                 Annualized
                            One Year              Inception
                             Return                to Date
------------------------------------------------------------
  Fiduciary                   8.03%                 9.20%
------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1995 (commencement of operations Fiduciary Shares) to April 25, 1997 reflect the performance of the Stepstone International Equity Fund. See Note 7 of the Notes to the Financial Statements.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
HIGHMARK FUNDS:

We have audited the accompanying statements of net assets of HighMark Funds (the "Funds"), including Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund, California Tax-Free Money Market Fund, Bond Fund, Intermediate-Term Bond Fund, Income Equity Fund, Value Momentum Fund, Blue Chip Growth Fund, Growth Fund, Emerging Growth Fund, Balanced Fund, International Equity Fund, Convertible Securities Fund, Government Securities Fund and California Intermediate Tax-Free Bond Fund, as of July 31, 1997, and the related statements of operations, statements of changes in net assets and financial highlights for the periods ended July 31, 1997 and July 31, 1996, respectively. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the years presented prior to July 31, 1996 were audited by other auditors whose report, dated September 22, 1995, expressed an unqualified opinion on those statements. The financial highlights and the statement of changes in net assets for the formerly named Stepstone Funds, for the year ended January 31, 1997, were audited by other auditors whose report, dated March 15, 1997, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodians and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
San Francisco, CA

September 19, 1997

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------
DESCRIPTION                     PAR (000) VALUE (000)
-----------------------------------------------------

   U.S. Treasury Bills* -- 23.2%
       5.068%, 08/14/97 (A)        $36,634  $ 36,568
       5.118%, 08/21/97 (A)         43,325    43,205
       5.037%, 09/04/97 (A)         12,454    12,396
       5.399%, 09/11/97              5,000     4,970
       5.372%, 09/18/97             25,079    24,903
       5.512%, 09/25/97              1,430     1,418
       5.209%, 10/16/97 (A)         51,008    50,463
       5.496%, 11/13/97             12,788    12,593
                                            --------
     TOTAL U.S. TREASURY BILLS
       (Cost $186,516)                       186,516
                                            --------
   U.S. Treasury Notes -- 69.7%
       6.500%, 08/15/97 (A)         60,000    60,027
       8.625%, 08/15/97 (A)         20,000    20,024
       5.625%, 08/31/97 (A)         52,650    52,660
       6.000%, 08/31/97              5,000     5,001
       5.500%, 09/30/97             57,850    57,864
       5.750%, 09/30/97             45,000    45,022
       8.750%, 10/15/97             65,035    65,455
       5.625%, 10/31/97 (A)        123,475   123,517
       5.750%, 10/31/97 (A)          4,900     4,903
       7.375%, 11/15/97             11,288    11,342
       8.875%, 11/15/97              5,000     5,041
       5.250%, 12/31/97             55,000    54,949
       6.000%, 12/31/97              1,680     1,684
       5.625%, 01/31/98             25,000    25,006
       6.125%, 03/31/98             10,000    10,006
       5.125%, 04/30/98             16,690    16,597
     TOTAL U.S. TREASURY NOTES
       (Cost $559,098)                       559,098
                                             -------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   U.S. Treasury STRIPS -- 6.3%
       08/15/97                    $40,560  $ 40,481
       02/15/98                     10,000     9,709
                                            --------
     TOTAL U.S. TREASURY STRIPS
       (Cost $50,190)                         50,190
                                            --------
   TOTAL INVESTMENTS -- 99.2%
     (Cost $795,804)                         795,804
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.8%   6,632
                                            --------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 243,417,977
       outstanding shares
       of beneficial interest                243,418
     Fund Shares of Retail Shares
       (unlimitedauthorization -- no
       par value) based on 558,971,451
       outstanding shares
       of beneficial interest                558,971
     Undistributed net investment income          52
     Accumulated net realized loss
       on investments                             (5)
                                            --------
   TOTAL NET ASSETS -- 100.0%                $802,436
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES       $1.00
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL SHARES          $1.00
                                            ========
----------------------------------------------------
* REPRESENTS THE AVERAGE EFFECTIVE YIELD AT DATE OF PURCHASE.
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL
          OF SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 1997 WAS $233,382,317.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Certificates of Deposit - Domestic -- 5.1%
     Chase Manhattan Bank (USA),
       Wilmington, DE
       5.680%, 08/29/97            $40,000  $ 40,004
     National City Bank of Kentucky
       5.580%, 10/14/97             50,000    50,000
                                            --------
     TOTAL CERTIFICATES OF DEPOSIT - DOMESTIC
       (Cost $90,004)                         90,004
                                            --------
   Certificates of Deposit - Yankee -- 14.9%
     Bank of Nova Scotia, Portland
       5.650%, 09/02/97             50,000    50,000
     Banque National de Paris,
       New York
       5.600%, 09/12/97             13,000    12,996
     Barclays Bank PLC, New York
       5.620%, 09/17/97             30,000    30,000
     Bayerische Hypotheken-
       Und Wechsel
       Bank A.G., New York
       6.020%, 09/23/97             11,000    11,000
       5.580%, 10/09/97             40,000    40,000
     Creditanstalt Bankverein,
       Greenwich, CT
       5.550%, 09/16/97             50,000    50,000
     Royal Bank of Canada,
       New York
       5.580%, 12/11/97             30,000    29,998
     Societe Generale, New York
       5.550%, 09/11/97             40,000    40,000
                                            --------
     TOTAL CERTIFICATES OF DEPOSIT - YANKEE
       (Cost $263,994)                       263,994
                                            --------
   EuroDollar Certificates
     of Deposits -- 5.6%
     Abbey National PLC, London
       5.640%, 09/26/97             50,000    50,000
     National Westminster Bank PLC, London
       5.600%, 10/09/97             50,000    50,000
                                            --------
     TOTAL EURODOLLAR CERTIFICATES
       OF DEPOSIT
       (Cost $100,000)                       100,000
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Yankee Dollar Bankers Acceptance -- 1.0%
     Royal Bank of Canada (New York)*
       5.680%, 08/07/97            $18,360  $  18,343
                                            --------
     TOTAL YANKEE DOLLAR BANKERS ACCEPTANCE
       (Cost $18,343)                         18,343
                                            --------
   Commercial Paper* -- 42.7%
   AUTOMOTIVE -- 2.8%
     Ford Motor Credit Corp.
       5.618%, 09/11/97             50,000    49,685
                                            --------
   BANKS -- 14.4%
     ABN Amro North America
       Finance Inc.
       5.703%, 01/05/98             35,000    34,154
     ANZ (DE) Inc.
       5.563%, 10/03/97              5,000     4,953
     Bayerische Vereinsbank, A.G.
       5.563%, 08/11/97             50,000    49,924
     Dresdner U.S. Finance Inc.
       5.520%, 09/19/97             50,000    49,628
     JP Morgan & Co., Inc.
       5.620%, 08/18/97              5,000     4,987
     Republic New York Corp.
       5.545%, 08/01/97             50,000    50,000
     Societe Generale North
       America, Inc.
       5.890%, 10/15/97             10,000     9,881
     Toronto Dominion
       Holdings (USA), Inc.
       5.605%, 10/24/97              5,000     4,937
       5.700%, 01/05/98             47,000    45,864
                                            --------
                                             254,328
                                            --------
   BROKERAGE -- 2.8%
     Goldman Sachs Group L.P.
       5.607%, 08/20/97             50,000    49,853
                                            --------
   BUSINESS CREDIT INSTITUTIONS -- 4.2%
     Asset Securitization Cooperative
       Corp. - 4(2) Program (B)
       5.552%, 09/03/97             50,000    49,748

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND (continued)
-------------------------------------------------------
DESCRIPTION                       PAR (000) VALUE (000)
-------------------------------------------------------
   Commercial Paper* (continued)
     Ciesco, L.P.
       5.547%, 08/20/97            $24,440  $  24,369
                                            --------
                                              74,117
                                            --------
   CHEMICALS -- 1.4%
     Akzo Nobel Inc.
       5.604%, 11/24/97             25,000    24,561
                                            --------
   EDUCATION -- 0.4%
     Stanford University - 3a-4
       Program (B)
       5.867%, 10/08/97              6,000     5,935
                                            --------
   FINANCIAL SERVICES -- 5.6%
     American Express Credit Corp.
       5.602%, 08/01/97             50,000    50,000
     General Electric Capital Corp.
       5.540%, 08/25/97             50,000    49,817
                                            --------
                                              99,817
                                            --------
   FOOD, BEVERAGE & TOBACCO -- 2.8%
     Coca Cola Co.
       5.559%, 09/15/97             50,000    49,657
                                            --------
   FOREIGN GOVERNMENTS -- 1.1%
     Queensland Treasury Corp.
       5.616%, 09/18/97              5,000     4,964
     Tasmanian Public Finance Corp.
       5.423%, 08/18/97             10,000     9,975
       5.555%, 08/28/97              5,000     4,980
                                            --------
                                              19,919
                                            --------
   LEASING -- 2.8%
     International Lease Finance Corp.
       5.547%, 09/22/97             50,000    49,604
                                            --------
   TELEPHONES & TELECOMMUNICATION -- 2.2%
     Lucent Technologies Inc.
       5.622%, 09/26/97             40,000    39,656
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Commercial Paper* (continued)
   TRADING COMPANY -- 2.2%
     Cargill Inc.
       5.587%, 09/17/97            $40,000  $  39,712
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $756,844)                       756,844
                                            --------
   Corporate Obligations -- 2.3%
     Coca Cola Enterprises Bond
       6.500%, 11/15/97              5,000     5,008
     Merrill Lynch & Co., Inc.
       Medium Term Note (A)
       6.020%, 04/09/98             30,000    30,022
     Wal-Mart Stores Inc. Bond
       5.500%, 09/15/97              5,000     4,999
                                            --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $40,029)                         40,029
                                            --------
   Asset Backed Securities -- 0.1%
     Ford Credit Auto Lease Trust
       5.451%, 11/15/97                957       957
                                            --------
     TOTAL ASSET BACKED SECURITIES
       (Cost $957)                               957
                                            --------
   Repurchase Agreements -- 28.5%
     BZW Securities, Inc.
       5.77%, dated 07/31/97, matures
       08/01/97, repurchase price
       $202,159,423 (collateralized
       by various U.S. Government
       Obligations, total par value
       $207,486,000, 5.54%-7.82%,
       08/01/97-04/10/07:
       total market value
       $206,170,456)               202,127   202,127

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Repurchase Agreements (continued)
     Deutsche Morgan Grenfell/
       C.J. Lawrence, Inc.
       5.73%, dated 07/31/97, matures
       08/01/97, repurchase price
       $25,006,407 (collateralized
       by U.S. Treasury Bill, par value
       $26,124,000, 01/15/98:
       market value $25,502,771)   $25,002  $ 25,002
     JP Morgan Securities, Inc.
       5.78%, dated 07/31/97, matures
       08/01/97, repurchase price
       $220,659,441 (collateralized
       by various U.S. Government
       Obligations, total par value
       $522,020,000, 0.00%-6.875%,
       08/01/97-12/15/43:
       total market value
       $225,036,727)               220,624   220,624
     SBC Warburg, Inc.
       5.73%, dated 07/31/97, matures
       08/01/97, repurchase price
       $57,826,522 (collateralized
       by various U.S. Government
       Obligations, total par value
       $51,866,000, 7.50%-8.125%,
       08/29/97-08/15/19: total market
       value $58,994,332)           57,817    57,817
                                          ----------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $505,570)                       505,570
                                          ----------
   TOTAL INVESTMENTS -- 100.2%
     (Cost $1,775,741)                     1,775,741
                                          ----------
   OTHER ASSETS AND LIABILITIES,
      NET -- (0.2%)                           (4,226)
                                          ----------
-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 973,074,519
       outstanding shares
       of beneficial interest              $ 973,074
     Fund Shares of Retail Shares
       (unlimitedauthorization --- no
       par value)based on 799,862,989
       outstanding shares of
       beneficial interest                   799,863
     Accumulated net realized loss
       on investments                         (1,422)
                                          ----------
   TOTAL NET ASSETS-- 100.0%              $1,771,515
                                          ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES       $1.00
                                          ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL SHARES          $1.00
                                          ==========
----------------------------------------------------
* REPRESENTS THE AVERAGE EFFECTIVE YIELD AT DATE OF PURCHASE FOR DISCOUNTED SECURITIES.
(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
(B) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 3A-4, 4[2] OR 144A OF THE SECURITIES ACT
    OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds -- 99.6%
     Anaheim Public Improvement
       Corporation, 1995 Police Facilities
       Refinancing Project, COP,
       AMBAC Insured (A)
       3.350%, 08/07/97             $3,600  $  3,600
     Contra Costa County, Multi-Family
       Housing, Park Regency,
       Ser A, (A) (B) (C)
       3.600%, 08/04/97              5,675     5,675
     Contra Costa Transportation Authority,
       Ser A, Escrowed to Maturity, RB
       6.100%, 03/01/98              1,000     1,013
     Contra Costa, Water District, TECP
       3.550%, 08/25/97              1,500     1,500
     East Bay, Municipal Utility District, TECP
       3.700%, 12/11/97              5,800     5,800
     East Bay, Municipal Water District, TECP
       3.700%, 10/09/97              2,400     2,400
     Education Facilities Authority
       Carnegie Institute, TECP
       3.700%, 08/29/97              5,000     5,000
     Education Facilities Authority
       Stanford University, Ser M, RB
       5.000%, 12/01/97              1,035     1,040
     Healdsburg Community Redevelopment
       Agency, VRDN, RB (A) (B) (C)
       3.650%, 08/07/97              3,735     3,735
     Health Facilities Authority, Enloe
       Memorial Hospital, VRDN,
       RB (A) (B) (C)
       3.500%, 08/07/97              3,100     3,100
     Health Facilities Finance Authority,
       Adventist Health Systems, VRDN,
       RB (A) (B) (C)
       3.450%, 08/07/97              1,500     1,500
     Health Facilities Finance Authority,
       Kaiser Permanente, Ser A,
       VRDN, RB (A) (B)
       3.450%, 08/07/97              5,000     5,000
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Health Facilities Finance Authority,
       Kaiser Permanente, Ser B,
       VRDN, RB (A) (B)
       3.450%, 08/07/97             $8,500  $  8,500
     Health Facilities Finance Authority,
       Memorial Health Services,
       VRDN, RB (A) (B)
       3.450%, 08/07/97             13,740    13,740
     Health Facilities Finance Authority,
       Pool Program, Ser A, VRDN,
       RB (A) (B) (C)
       3.450%, 08/07/97              2,510     2,510
     Health Facilities Finance Authority,
       Pooled Loan Program, Ser B, VRDN,
       RB, FGIC Insured (A) (B)
       3.450%, 08/07/97              4,200     4,200
     Health Facilities Finance Authority,
       Santa Barbara Cottage, Ser B,
       VRDN, RB (A) (B) (C)
       3.450%, 08/07/97              4,285     4,285
     Health Facilities Finance Authority,
       Santa Barbara Cottage, Ser C,
       VRDN, RB (A) (B) (C)
       3.450%, 08/07/97              6,000     6,000
     Health Facilities Finance Authority,
       St. Francis Medical, Ser F, RB,
       MBIA Insured (A)
       3.400%, 08/07/97              3,000     3,000
     Health Facilities Finance Authority,
       Sutter Health, Ser A, VRDN, RB (A) (B)
       3.500%, 08/01/97              1,000     1,000
     Huntington Park Redevelopment Agency,
       Huntington Park Personal Storage I
       Project, VRDN, RB (A) (B) (C)
       4.000%, 08/07/97              1,065     1,065
     Irvine Ranch Water District, Ser A
       VRDN, RB (A) (B) (C)
       3.550%, 08/01/97              1,300     1,300

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (continued)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Irvine Ranch Water District,
       VRDN, RB (A) (B) (C)
       3.500%, 08/01/97             $  300    $  300
     Irvine Ranch Water District, Waterworks
       Bond, Improvement District # 182,
       Ser A, VRDN, RB (A) (B) (C)
       3.550%, 08/01/97              1,200     1,200
     Kern County, Public Facilities Project,
       Ser B, COP, VRDN (A) (B) (C)
       3.350%, 08/07/97              4,600     4,600
     Lancaster Multi-Family Housing,
       Westwood Park, Ser K,
       VRDN, RB (A) (B) (C)
       3.300%, 08/07/97              2,500     2,500
     Long Beach, TRAN
       4.750%, 10/09/97              2,000     2,003
     Los Angeles County, Metropolitan
       Transportation Authority, Ser A,
       VRDN, RB MBIA (A)
       3.350%, 08/07/97              4,000     4,000
     Los Angeles County, Pension
       Obligation, Ser B, GO (A) (C)
       3.350%, 08/07/97              2,000     2,000
     Los Angeles County, Pension
       Obligation, Ser C, RB,
       AMBAC Insured (A)
       3.350%, 08/07/97              2,000     2,000
     Los Angeles County, Ser A, VRDN,
       RB FGIC Insured (A) (B)
       3.350%, 08/07/97              5,700     5,700
     Los Angeles Department of Water
       and Power, TECP
       3.750%, 09/08/97              3,000     3,000
     Los Angeles Multi-Family Housing,
       Ser K, VRDN, RB (A) (B)
       3.450%, 08/07/97             14,300    14,300
     Los Angeles Multi-Family Housing,
       Skyline at South Park
       Phase II, RB (A) (C)
       3.550%, 08/07/97              8,250     8,250
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Los Angeles Wastewater System, TECP
       3.750%, 09/10/97             $5,000  $  5,000
     Modesto Multi-Family Housing,
       Live Oak Project, VRDN, RB (A) (B)
       3.450%, 08/07/97              1,000     1,000
     Monterey County, Reclamation &
       Distribution Projects, Ser A,
       VRDN, RB (A) (B) (C)
       3.600%, 08/07/97              8,000     8,000
     MSR Public Power Agency, San Juan
       Project, Ser B, VRDN, RB,
       AMBAC Insured (A) (B)
       3.350%, 08/07/97              2,000     2,000
     MSR Public Power Agency, San Juan
       Project, Ser E, VRDN, RB,
       MBIA Insured (A) (B)
       3.350%, 08/07/97              5,000     5,000
     Ontario Industrial Development
       Authority, Winsford Partners Project,
       Ser A, VRDN, RB (A) (B) (C)
       3.400%, 08/07/97              1,200     1,200
     Oxnard Housing Authority, Seawind
       Apartment Projects, Ser A,
       VRDN, RB (A) (B) (C)
       3.750%, 08/07/97              2,775     2,775
     Pollution Control Finance Authority,
       Burney Forest, VRDN, RB (A) (B) (C)
       3.450%, 08/01/97             17,600    17,600
     Pollution Control Finance Authority,
       Chevron U.S.A. Project,
       VRDN, RB (A) (B)
       3.700%, 05/15/98              2,585     2,586
     Pollution Control Finance Authority,
       Delano Project 1989,
       VRDN, RB (A) (B) (C)
       3.600%, 08/01/97              6,400     6,400


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (continued)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Pollution Control Finance Authority,
       Delano Project 1990,
       VRDN, RB (A) (B) (C)
       3.600%, 08/01/97             $3,900  $  3,900
     Pollution Control Finance Authority,
       Delano Project 1991,
       VRDN, RB (A) (B) (C)
       3.600%, 08/01/97              2,600     2,600
     Pollution Control Finance Authority,
       Exxon Project, VRDN, RB (A) (B) (C)
       3.400%, 08/01/97              5,000     5,000
     Pollution Control Finance Authority,
       Honey Lake Power Project,
       VRDN, RB (A) (B) (C)
       3.600%, 08/01/97              4,100     4,100
     Pollution Control Finance Authority,
       Shell Oil, Ser A, VRDN, RB (A) (B)
       3.450%, 08/01/97              2,700     2,700
     Pollution Control Finance Authority,
       Shell Oil, VRDN, RB (A) (B)
       3.450%, 08/01/97              1,000     1,000
     Pollution Control Finance Authority,
       Southern California Edison,
       Ser B, VRDN, RB (A) (B)
       3.400%, 08/01/97              3,900     3,900
     Pollution Control Finance Authority,
       Southern California Edison,
       Ser C, VRDN, RB (A) (B)
       3.400%, 08/01/97              4,300     4,300
     Pollution Control Finance Authority,
       Southern California Edison,
       Ser D, VRDN, RB (A) (B)
       3.400%, 08/01/97              1,000     1,000
     Pollution Control Finance
       Authority, TECP
       3.700%, 11/21/97              2,000     2,000
       3.750%, 11/21/97              4,000     4,000
       3.350%, 08/07/97              1,200     1,200
       3.500%, 09/09/97              1,000     1,000
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Riverside County, TRAN, Ser A
       4.500%, 06/30/98             $7,500  $  7,536
     Sacramento County Housing
       Authority, Ashford Park Apartments,
       Ser D, VRDN, RB (A) (B) (C)
       3.550%, 08/07/97              1,000     1,000
     Sacramento County Housing Authority,
       River Oaks Apartments, Ser E,
       VRDN, RB (A) (B) (C)
       3.600%, 08/07/97              7,200     7,200
     Sacramento County Housing Authority,
       River Terrace Apartments, Ser C,
       VRDN, RB (A) (B) (C)
       3.550%, 08/07/97              4,400     4,400
     San Bernadino County Housing
       Authority, Victoria Terrace, Project A,
       VRDN, RB (A) (B) (C)
       3.450%, 08/07/97              2,450     2,450
     San Bernadino County Housing
       Authority, Western #3 Project,
       VRDN, RB (A) (B) (C)
       3.300%, 08/07/97              2,500     2,500
     San Bernadino County Housing
       Authority, Western #4 Project,
       VRDN, RB (A) (B) (C)
       3.300%, 08/07/97              2,500     2,500
     San Diego Housing Authority,
       Carmel Del Mar Apartments,
       Ser A, VRDN, RB (A) (B) (C)
       3.500%, 08/07/97              1,000     1,000
     San Diego Housing Authority,
       Multi Family Housing, VRDN,
       RB (A) (B) (C)
       3.400%, 08/07/97              1,905     1,905
     San Diego Housing Authority,
       University Town Center Apartments,
       VRDN, RB (A) (B)
       3.400%, 08/07/97              2,600     2,600
The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (continued)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     San Diego, Ser A, TECP
       3.750%, 08/14/97           $  4,000  $  4,000
       3.650%, 09/12/97              5,000     5,000
     San Joaquin County, TRAN
       4.500%, 01/15/98              9,475     9,501
     San Jose Redevelopment Agency,
       Ser A, Tax Allocation,
       AMBAC Insured (B)
       6.900%, 08/01/97              1,250     1,275
     San Jose Redevelopment Agency,
       Ser B, VRDN, RB (A) (B) (C)
       3.600%, 08/01/97              3,000     3,000
     San Jose Unified School District,
       Santa Clara County, TRAN
       4.500%, 08/05/97              2,000     2,000
     San Mateo, TRAN
       4.500%, 07/01/98             12,000    12,074
     Santa Clara Transport Authority,
       VRDN, RB (A) (B) (C)
       3.500%, 08/01/97              1,000     1,000
     Southern California Metro Water
       District, Ser A, VRDN, RB,
       AMBAC Insured (A)
       3.350%, 08/07/97              6,100     6,100
     Southern California Metro
       Water District, TECP
       3.600%, 09/10/97              1,000     1,000
       3.800%, 08/08/97              2,300     2,300
     Southern California Metro
       Water District, TECP, Ser A
       3.750%, 09/10/97              1,000     1,000
     Southern California Public Power
       Authority, Transmission Project
       Revenue, AMBAC Insured,
       VRDN, RB (A) (B) (C)
       3.350%, 08/07/97              7,900     7,900
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Southern California Public Power
       Authority, Transmission Project
       Revenue, Ser B, FSA Insured,
       VRDN, RB (A) (B)
       3.350%, 08/07/97             $5,000  $  5,000
     State Housing Finance Agency,
       Multi-Family Housing, Ser B,
       VRDN, RB (A) (B) (C)
       3.400%, 08/07/97              3,200     3,200
     State of California, TECP
       3.650%, 08/27/97              4,600     4,600
       3.600%, 08/27/97              4,500     4,500
     Statewide Communities Development
       Authority, Irvine County Project,
       Ser A-1, VRDN, RB (A) (B) (C)
       3.400%, 08/07/97              9,065     9,065
     Statewide Communities Development
       Authority, North California Retirement,
       VRDN, RB, (A) (B) (C)
       3.500%, 08/01/97             10,800    10,800
     Statewide Communities Development
       Authority, St. Joseph Health System,
       COP, VRDN, RB (A) (B)
       3.450%, 08/07/97              1,600     1,600
     Statewide Communities Development
       Authority, Sutter Health Group,
       VRDN, RB, AMBAC Insured (B)
       3.500%, 08/01/97                800       800
     Statewide Communities Development
       Authority, TRAN, FSA Insured
       4.500%, 06/30/98              4,000     4,025
     Tracy Multi-Family Housing Refunding,
       Sycamore Village Apartments,
       VRDN, RB (A) (B) (C)
       3.300%, 08/07/97              2,300     2,300
The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Turlock Irrigation District Transmission
       Projects, COP, Ser A (A) (C)
       3.350%, 08/07/97             $4,050  $  4,050
     Vallejo Housing Authority, Crow
       Western Project Phase II, VRDN,
       RB (A) (B) (C)
       3.550%, 08/07/97              5,200     5,200
     Walnut Creek Multi-Family Housing,
       Creekside Drive Apartments,
       VRDN, RB (A) (B) (C)
       3.300%, 08/07/97              1,000     1,000
     West Basin Municipal Water District,
       Phase II Recycled Water Project,
       Ser B, COP, (A) (B) (C)
       3.350%, 08/07/97              2,200     2,200
     West Basin Municipal Water District,
       Phase II Recycled Water Project,
       Ser C, COP, (A) (B) (C)
       3.350%, 08/07/97              2,000     2,000
     West Covina Redevelopment Agency,
       Lakes Public Parking Project,
       VRDN, RB (A) (B) (C)
       3.300%, 08/07/97              2,550     2,550
                                            --------
     TOTAL CALIFORNIA MUNICIPAL BONDS
       (Cost $375,208)                       375,208
                                            --------
   Cash Equivalents -- 0.2%
     Provident California Tax Free
       Money Market                    240       240
     SEI California Tax Free
       Money Market                    378       378
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $618)                               618
                                            --------
   TOTAL INVESTMENTS -- 99.8%
     (Cost $375,826)                         375,826
                                            --------
   OTHER ASSETS AND LIABILITIES, NET-- 0.2%      700
                                            --------
-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 159,341,391
       outstanding shares
       of beneficial interest               $159,341
     Fund Shares of Retail Shares
      (unlimited authorization -- no
       par value) based on 217,248,312
       outstanding shares
       of beneficial interest                217,248
     Undistributed net investment income           1
     Accumulated net realized loss
       on investments                            (64)
                                           ---------
   TOTAL NET ASSETS-- 100.0%                $376,526
                                           =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES       $1.00
                                           =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL SHARES          $1.00
                                           =========

--------------------------------------------------------------------------------
(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
(B) PUT AND DEMAND FEATURE--THE DATE REPORTED IS THE LESSER OF THE MATURITY OR THE PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP--CERTIFICATE OF PARTICIPATION
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FINANCIAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE
RB--REVENUE BOND
SER--SERIES
TECP--TAX EXEMPT COMMERCIAL PAPER
TRAN--TAX AND REVENUE ANTICIPATION NOTE
VRDN--VARIABLE RATE DEMAND NOTE


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   U.S. Government Agency Obligations-Discounted* -- 38.6%
     FFCB
       5.648%, 08/05/97            $ 5,000  $  4,997
     FHLB
       5.503%, 09/03/97             10,000     9,951
       5.598%, 09/08/97             10,000     9,943
       5.777%, 10/03/97              5,000     4,951
       5.844%, 10/15/97              5,000     4,942
       5.843%, 11/06/97              5,000     4,925
     FHLMC
       5.684%, 08/01/97              5,000     5,000
       5.677%, 08/04/97              5,000     4,998
       5.499%, 10/14/97             20,000    19,780
     FNMA
       5.570%, 09/04/97              5,000     4,974
       5.601%, 09/09/97             10,000     9,941
       5.533%, 09/11/97              5,000     4,970
       5.831%, 10/07/97              5,000     4,948
       5.515%, 10/23/97             10,000     9,876
       5.507%, 12/04/97             10,000     9,815
                                            --------
     TOTAL U.S. GOVERNMENT AGENCY
       OBLIGATIONS-DISCOUNTED
       (Cost $114,011)                       114,011
                                            --------
   U.S. Government Agency Obligations-
     Coupon Bearing -- 27.4%
     FFCB (A)
       5.580%, 08/01/97             10,000     9,993
     FFCB
       5.550%, 08/01/97              5,000     5,000
       5.270%, 09/02/97             10,000     9,996
       5.690%, 10/01/97             10,000    10,000
       5.400%, 12/02/97             11,095    11,083
     FNMA
       5.350%, 08/14/97              5,000     5,000
       5.530%, 10/29/97             10,000     9,997
       5.480%, 01/02/98             10,000     9,992
     SLMA (A)
       5.465%, 08/05/97             10,000     9,995
                                            --------
     TOTAL U.S. GOVERNMENT AGENCY
       OBLIGATIONS-COUPON BEARING
       (Cost $81,056)                         81,056
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Repurchase Agreements -- 34.1%
     BZW Securities, Inc.
       5.77%, dated 07/31/97,
       matures 08/01/97,
       repurchase price $44,641,602
       (collateralized by various
       U.S. Government Obligations,
       total par value $45,665,000,
       08/04/97-09/05/97: total
       market value $45,527,554    $44,634  $ 44,634
     JP Morgan Securities, Inc.
       5.78%, dated 07/31/97,
       matures 08/01/97,
       repurchase price $56,298,537
       (collateralized by various
       U.S. Government Obligations,
       total par value $57,518,000,
       08/04/97-08/22/97: total
       market value $57,415,929)    56,289    56,289
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $100,923)                       100,923
                                            --------
   TOTAL INVESTMENTS -- 100.1%
     (Cost $295,990)                         295,990
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1%)  (198)
                                            --------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 253,142,883
       outstanding shares
       of beneficial interest                253,143
     Fund Shares of Retail Shares
       (unlimited authorization -- no
       par value) based on 42,807,017
       outstanding shares
       of beneficial interest                 42,807
     Accumulated net realized gain/loss
       on investments                           (158)
                                            --------
   TOTAL NET ASSETS-- 100.0%                $295,792
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES       $1.00
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL SHARES          $1.00
                                            ========

* REPRESENTS AVERAGE EFFECTIVE YIELD AT DATE OF PURCHASE.
(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
FFCB--FEDERAL FARM CREDIT BANK
FHLB--FEDERAL HOME LOAN BANK
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
SLMA--STUDENT LOAN MARKETING ASSOCIATION

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND FUND
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Corporate Obligations -- 44.1%
   BANKING & FINANCE -- 20.4%
     Avco Financial Services
       7.375%, 08/15/01             $3,500   $ 3,640
     Bankers Trust
       7.250%, 01/15/03              3,500     3,622
     Banponce
       6.750%, 12/15/05              2,000     2,002
     Commercial Credit
       6.200%, 11/15/01              2,000     1,998
     Fleet Financial
       7.125%, 04/15/06              5,000     5,131
     Ford Motor Credit
       8.200%, 02/15/02              4,000     4,285
     Lehman Brothers Holdings
       8.750%, 05/15/02              4,000     4,350
     Salomon
       7.300%, 05/15/02              4,000     4,105
     Sears Finance
       7.000%, 06/15/07              3,000     3,079
                                            --------
                                              32,212
                                            --------
   FOREIGN GOVERNMENTS -- 4.6%
     Province of Manitoba
       6.125%, 01/19/04              3,000     2,974
     Province of Ontario
       7.375%, 01/27/03              4,000     4,200
                                            --------
                                               7,174
                                            --------
   INDUSTRIAL -- 6.1%
     General Motors
       8.950%, 07/02/09              4,455     4,923
     Lockheed Martin
       7.450%, 06/15/04              3,500     3,693
     McDonnell Douglas
       6.875%, 11/01/06              1,000     1,028
                                            --------
                                               9,644
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Corporate Obligations (continued)

   TELEPHONES & TELECOMMUNICATIONS -- 3.6%
     MFS Communications
       9.375%, 01/15/04             $2,400  $  2,598
     WorldCom
       7.550%, 04/01/04              3,000     3,143
                                            --------
                                               5,741
                                            --------
   UTILITIES -- 9.4%
     Arkansas Electric Cooperative
       7.330%, 06/30/08              2,310     2,411
     Oklahoma Gas & Electric
       6.650%, 07/15/27              2,500     2,547
     Old Dominion Electric
       7.480%, 12/01/13              5,550     5,841
     Pacific Gas & Electric
       8.750%, 01/01/01                780       841
     Panhandle Eastern
       7.875%, 08/15/04              3,000     3,210
                                            --------
                                              14,850
                                            --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $67,204)                         69,621
                                            --------
   U.S. Treasury Obligations -- 33.9%
     U.S. Treasury Notes
       8.250%, 07/15/98              5,000     5,123
       8.875%, 11/15/98              5,000     5,196
       6.375%, 05/15/99              1,000     1,011
       6.375%, 07/15/99              1,000     1,012
       6.250%, 05/31/00              5,000     5,058
       8.000%, 05/15/01              7,000     7,504
       6.250%, 06/30/02              7,000     7,095
       7.250%, 05/15/04              6,000     6,422
       7.875%, 11/15/04              5,000     5,546
       6.500%, 05/15/05              2,000     2,057
       7.000%, 07/15/06              7,000     7,445
                                            --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $52,917)                         53,469
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   U.S. Government Agency Mortgage-
     Backed Obligations -- 12.4%
     FHLMC
       7.000%, 09/01/01             $9,466  $  9,591
     FNMA
       6.850%, 05/26/00             10,000    10,031
                                            --------
     TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
       (Cost $19,523)                         19,622
                                            --------
   Asset Backed Securities -- 6.6%
     American Express Master Trust
       7.150%, 08/15/99              4,000     4,063
     Chase Manhattan Auto
       Grantor Trust
       6.610%, 09/15/02              3,627     3,672
     J.C. Penney Master
       Credit Card Trust
       9.625%, 06/15/00              2,500     2,717
                                            --------
     TOTAL ASSET BACKED SECURITIES
       (Cost $10,154)                         10,452
                                            --------
   Repurchase Agreements -- 1.7%
     JP Morgan Securities, Inc.
       5.78%, dated 07/31/97, matures
       08/01/97, repurchase price $2,646,381
       (collateralized by FHLMC, par value
       $2,685,000, 6.665%, 07/23/02:
       market value $2,703,532)      2,646     2,646
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $2,646)                           2,646
                                            --------
   TOTAL INVESTMENTS -- 98.7%
     (Cost $152,444)                         155,810
                                            --------
   OTHER ASSETS AND LIABILITIES, NET-- 1.3%    1,990
                                            --------
------------------------------------------------------
DESCRIPTION                               VALUE (000)
------------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 14,827,364
       outstanding shares
       of beneficial interest               $152,434
     Fund Shares of Retail Shares
       (unlimited authorization -- no
       par value) based on 498,064
       outstanding shares
       of beneficial interest                  5,710
     Undistributed net investment income         219
     Accumulated net realized loss
       on investments                         (3,929)
     Net unrealized appreciation
       on investments                          3,366
                                            --------
   TOTAL NET ASSETS-- 100.0%                $157,800
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $10.30
                                            ========
   NET ASSET VALUE AND REDEMPTION PRICE PER
     SHARE -- RETAIL SHARES                   $10.29
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL SHARES ($10.29 / 97%)             $10.61
                                            ========

FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds -- 96.6%
     Alameda County, Santa Rita Jail Project,
       COP, MBIA Insured
       5.250%, 12/01/04               $500    $  531
     Anaheim Public Financing Authority,
       Electric Utility Projects, RB,
       Callable 04/01/03 @ 102, Callable
       04/01/05 @ 100, MBIA Insured
       5.500%, 10/01/10                250       261
     Antioch Public Finance Authority,
       Police Facilities Project, Lease RB,
       MBIA Insured
       4.550%, 01/01/03                500       506
     Atascadero Unified School District,
       COP, Measure B, Capital Projects
       Ser A, MBIA Insured,
       Callable 08/01/06 @ 102
       5.100%, 08/01/07                415       436
     Bakersfield, Convention Center
       Expansion Project, COP,
       MBIA Insured
       5.000%, 04/01/03                335       348
     Berkeley Unified School District, GO,
       Ser D, FGIC Insured
       8.250%, 08/01/05                345       433
     California Educational Facilities
       Authority, Santa Clara University,
       RB, MBIA Insured, Callable
       9/01/06 @ 102
       5.000%, 09/01/07                400       417
     California State, GO
       4.200%, 09/01/02                250       248
     California State Department of
       Water, Ser J-3, RB
       5.900%, 12/01/05                500       553
     California State Public Works Board,
       Various University of California
       Projects, Ser A, RB, Pre-refunded
       12/01/02 @ 102
       6.600%, 12/01/22                800       910
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Capistrano, Unified Public Financing
       Authority, Special Tax RB, First Lien,
       Ser A, AMBAC Insured
       4.500%, 09/01/01               $300    $  305
     Contra Costa County, Merrithew
       Memorial Hospital Project, COP,
       Callable 11/01/07 @ 102,
       Callable 11/01/09 @ 100, MBIA Insured
       5.500%, 11/01/12                800       834
     Contra Costa Transportation Authority,
       Ser A, RB, Escrowed to Maturity
       6.300%, 03/01/00                350       370
       6.400%, 03/01/01                200       215
     Contra Costa Transportation Authority,
       Ser A, RB, FGIC Insured,
       Callable 03/01/05 @ 100
       5.300%, 03/01/06                600       634
     Contra Costa Water Distribution,
       Ser G, RB, MBIA Insured,
       Callable 10/01/04 @ 102
       5.700%, 10/01/06                500       546
     Cupertino, COP, Callable 01/01/03 @ 102
       5.500%, 01/01/05                500       526
     East Bay Wastewater Treatment System,
       RB, FGIC Insured
       6.000%, 06/01/06                750       839
     Gilroy Unified School District, COP,
       Measure J Capital Projects, FSA
       Insured, Callable 09/01/04 @ 102
       5.750%, 09/01/05                235       254
     Los Angeles County Transportation
       Commission, Sales Tax RB, Ser A,
       FGIC Insured, Pre-Refunded
       07/01/01 @ 102
       6.750%, 07/01/18                500       557
     Los Angeles Department of Airports,
       RB, Ser B, FGIC Insured
       6.500%, 05/15/04                500       568

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (continued)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Los Angeles Unified School District,
       GO, Ser A, FGIC Insured
       4.600%, 07/01/06               $500    $  506
     Los Angeles, GO, FGIC Insured,
       Callable 09/01/03 @ 101,
       Callable 09/01/05 @ 100
       5.400%, 09/01/06                300       318
     Los Angeles, GO, Ser A, FGIC Insured
       5.000%, 09/01/03                450       469
     Los Angeles, Wastewater System RB,
       Ser B, Callable 06/01/03 @ 102,
       Callable 06/01/05 @ 100,MBIA Insured
       5.400%, 06/01/08                300       315
     M-S-R Public Power Agency, San Juan
       Project, RB, Ser F, AMBAC Insured,
       Callable 07/01/03 @ 102, Callable
       07/01/05 @ 100 6.000%, 07/01/08 230       251
     Metropolitan Water District of Southern
       California, Ser B, RB, MBIA Insured,
       Callable 07/01/06 @ 102
       5.250%, 07/01/07                500       531
     Midpeninsula Regional Open Space
       District Finance Authority, RB,
       AMBAC Insured
       4.900%, 09/01/02                250       259
     Mojave Water Agency, Supplemental
       Water Entitlement, COP, MBIA Insured
       4.950%, 09/01/06                500       520
     Moulton-Niguel Water District,
       COP, Callable 09/01/03 @ 102,
       AMBAC Insured
       4.750%, 09/01/04                300       308
     Mountain View-Los Altos Unified
       High School District, Ser B, GO
       5.500%, 05/01/00                530       551
     Orange County, Local Transportation
       Authority, Sales Tax Revenue,
       Measure M, RB
       6.000%, 02/15/07                380       422
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     Sacramento County Sanitation District
       Financing Authority, RB
       5.500%, 12/01/03               $800    $  853
     Sacramento Municipal Utility District,
       Electric Revenue, Ser C, FGIC Insured,
       Callable 11/15/02 @ 102,
       Callable 11/15/04 @ 100
       5.750%, 11/15/08                550       588
     San Bernadino County Transportation
       Authority, Sales Tax Revenue,
       RB, MBIA Insured
       6.000%, 03/01/06                415       465
     San Diego County Regional Transportation
       Commission, Sales Tax RB, Ser A,
       FGIC Insured
       5.250%, 04/01/06                400       424
     San Diego County Water Authority,
       COP, Ser A, Callable 05/01/01 @ 102,
       Callable 05/01/03 @ 100
       6.250%, 05/01/04                480       518
     San Diego Lease Revenue, RB, Callable
       09/01/04 @ 102, Callable
       09/01/06 @100
       5.500%, 09/01/07                450       476
     San Diego Unified School District,
       Phase XIII Ser A, COP
       5.000%, 07/01/00                665       683
     San Francisco Building Authority,
       Department General Services,
       Lease RB, Ser A
       4.500%, 10/01/00                300       304
     San Francisco City & County, GO,
       Utility Public Safety Improvement
       Project, Ser F, FGIC Insured,
       Callable 06/15/01 @ 100
       6.500%, 06/15/08                350       377

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California Municipal Bonds (continued)
     San Jose Redevelopment Agency, Tax
       Allocation, Merged Area Redevelopment
       Project, RB, MBIA Insured
       6.000%, 08/01/08               $450    $  510
     Santa Clara, COP, AMBAC Insured,
       Callable 05/15/02 @ 102, Callable
       05/15/04 @ 100, Sinking Fund
       05/15/06 @ 100
       6.000%, 05/15/12                400       424
     Santa Cruz County, Public Facilities
       Financing Authority, Tax Allocation,
       Callable 09/01/03 @ 102, MBIA Insured
       5.100%, 09/01/05                500       526
     Tulare County Capital Improvement
       Program, COP, Ser A, MBIA Insured
       4.700%, 02/15/00                200       204
     United Water Conservation District,
       Water Systems Project, RB, FSA Insured
       4.300%, 03/01/03                200       200
     West Basin Municipal Water District,
       Ser A, COP, AMBAC Insured,
       Callable 08/01/07 @ 101
       5.000%, 08/01/08                425       441
                                            --------
     TOTAL CALIFORNIA MUNICIPAL BONDS
       (Cost $21,010)                         21,734
                                            --------
   Cash Equivalents -- 2.0%
     Provident California Tax Free
       Money Market                    221       221
     SEI California Tax Free
       Money Market                    220       220
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $441)                               441
                                            --------
   TOTAL INVESTMENTS -- 98.6%
     (Cost $21,451)                           22,175
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 1.5%     331
                                            --------
-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 1,128,454
       outstanding shares
       of beneficial interest                $12,068
     Fund Shares of Retail Shares
       (unlimited authorization -- no
       par value) based on 1,122,377
       outstanding shares
       of beneficial interest                 10,982
     Undistributed net investment income          38
     Accumulated net realized loss
       on investments                         (1,306)
     Net unrealized appreciation
       on investments                            724
                                            --------
   TOTAL NET ASSETS-- 100.0%                 $22,506
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE --FIDUCIARY SHARES       $10.01
                                            ========
   NET ASSET VALUE AND REDEMPTION PRICE PER
     SHARE --RETAIL SHARES                     $9.99
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL SHARES ($9.99 / 97%)              $10.30
                                            ========
----------------------------------------------------
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP--CERTIFICATES OF PARTICIPATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FSA--FINANCIAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE
RB--REVENUE BOND
SER--SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

BOND FUND
--------------------------------------------------------------------------------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Corporate Bonds -- 28.1%
   AUTOMOTIVE -- 7.5%
     Ford Motor Credit (A)
       6.500%, 02/28/02             $3,000  $  3,026
     General Motors Acceptance
       8.000%, 10/01/99              2,290     2,376
                                            --------
                                               5,402
                                            --------
   BANKING & FINANCE -- 2.8%
     Citicorp
       6.750%, 08/15/05                600       605
     First Bank System
       6.875%, 09/15/07                500       505
     U.S. Bancorp
       6.750%, 10/15/05                900       907
                                            --------
                                               2,017
                                            --------
   COMPUTERS & SERVICES -- 1.3%
     IBM
       8.375%, 11/01/19                800       936
                                            --------
   FINANCIAL SERVICES -- 0.9%
     Golden West Financial
       6.700%, 07/01/02                650       657
                                            --------
   FOREIGN GOVERNMENTS -- 1.3%
     Hydro Quebec
       8.050%, 07/07/24                825       937
                                            --------
   INDUSTRIAL -- 1.2%
     Caterpillar Tractor
       6.000%, 05/01/07                860       826
                                            --------
   INSURANCE -- 2.8%
     Travelers Property Casualty
       6.750%, 04/15/01              2,000     2,032
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Corporate Bonds (continued)
   RETAIL -- 5.1%
     JC Penney
       6.000%, 05/01/06             $  980   $   933
     Sears Roebuck
       9.250%, 08/01/97                900       900
     Wal-Mart
       6.375%, 03/01/03              1,850     1,855
                                            --------
                                               3,688
                                            --------
   TELEPHONES & TELECOMMUNICATION -- 5.2%
     Bell Atlantic
       8.000%, 10/15/29              1,500     1,714
     New England Telephone & Telegraph
       6.250%, 03/15/03              1,500     1,491
       7.875%, 11/15/29                500       565
                                            --------
                                               3,770
                                            --------
     TOTAL CORPORATE BONDS
       (Cost $19,812)                         20,265
                                            --------
   U.S. Government Agency Obligations -- 26.9%
     FHLB
       8.375%, 10/25/99                300       316
     FHLMC
       7.000%, 02/20/18              1,958     1,979
       6.250%, 01/15/24              1,500     1,469
     FNMA
       9.050%, 04/10/00              1,000     1,076
       6.200%, 09/25/02              2,000     1,993
       5.450%, 10/10/03              1,750     1,689
       6.500%, 03/25/13              1,500     1,494
       6.500%, 03/01/24              1,495     1,463
       8.500%, 05/01/25              1,419     1,479
       6.500%, 05/01/26              1,006       985

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BOND FUND (continued)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   U.S. Government Agency Obligations (continued)
     GNMA
       6.500%, 06/15/23             $1,672  $  1,644
       6.500%, 12/15/23                565       556
       7.500%, 01/15/24              1,100     1,121
       7.500%, 02/15/24                382       389
       7.000%, 04/15/24                813       815
       6.500%, 04/15/26                990       973
                                            --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $18,800)                         19,441
                                            --------
   U.S. Treasury Obligations -- 20.6%
     U.S. Treasury Bonds
      10.375%, 11/15/12              1,500     1,971
       7.250%, 05/15/16 (A)          2,500     2,749
       8.750%, 08/15/20              2,360     3,032
       7.125%, 02/15/23              2,800     3,063
     U.S. Treasury Notes
       8.125%, 02/15/98              1,000     1,013
       9.000%, 05/15/98                430       441
       8.500%, 11/15/00                420       453
       7.000%, 07/15/06 (A)          2,000     2,127
                                            --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $14,186)                         14,849
                                            --------
   Asset Backed Securities -- 16.2%
     Carco Auto Loan Master Trust
       1994-2 Cl A
       7.875%, 07/15/99              1,000     1,006
     Citibank Credit Card Master
       Trust 1997-3 Cl A
       6.839%, 02/10/04              1,300     1,322
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Asset Backed Securities (continued)
     Contimortgage Home Equity Loan
       Trust 1994-4 Cl A3
       8.090%, 09/15/09             $1,125  $  1,169
     Contimortgage Home Equity Loan
       Trust 1995-2 Cl A4
       8.050%, 07/15/12              1,000     1,043
     EQCC 1995-2 Cl A4
       7.800%, 12/15/10              1,200     1,247
     EQCC 1996-3 Cl A6
       7.400%, 12/15/19              1,250     1,307
     Green Tree Financial 1995-9 Cl A5
       6.800%, 01/15/27              1,250     1,270
     MBNA Master Credit Card Trust
       1992-1 Cl A
       7.250%, 06/15/99                208       208
     Mid State Trust IV Cl A
       8.330%, 04/01/30                684       734
     Premier Auto Trust 1993-2 A3
       4.900%, 10/15/98                157       157
     Standard Credit Card Master
       Trust 1993-3
       5.500%, 02/07/00              2,000     1,995
     Union Federal Savings Bank
       Trust 1994-A Cl A
       5.075%, 05/15/00                247       246
                                            --------
     TOTAL ASSET BACKED SECURITIES
       (Cost $11,413)                         11,704
                                            --------
   Collateralized Mortgage Obligations -- 4.9%
     Country Wide Mortgage 1993-2 Cl 4
       6.750%, 04/25/08                787       786
     GE Capital Mortgage Service
       1994-1 Cl A6
       6.500%, 01/25/24              1,850     1,835

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BOND FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Collateralized Mortgage Obligations (continued)
      Residential Funding Mortgage
         1992-S36 Cl A4
         6.750%, 11/25/07           $  950  $    946
                                            --------
     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
       (Cost $3,347)                           3,567
                                            --------
   Cash Equivalent -- 0.1%
      Janus Money Fund (B)              87        87
                                            --------
     TOTAL CASH EQUIVALENT
       (Cost $87)                                 87
                                            --------
   Repurchase Agreement -- 9.4%
     HSBC (B)
       5.93%, dated 07/31/97,
       matures 08/01/97,
       repurchase price
       $5,500,906                    5,500     5,500
     JP Morgan Securities, Inc.
       5.78%, dated 07/31/97,
       matures 08/01/97,
       repurchase price $1,305,715
       (collateralized by FHLMC,
       par value $1,325,000,
       6.665%, 07/23/02:
       market value $1,334,145)      1,305     1,305
                                            --------
     TOTAL REPURCHASE AGREEMENT
       (Cost $6,805)                           6,805
                                            --------
   TOTAL INVESTMENTS -- 106.3%
     (Cost $74,450)                           76,718
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED-- (7.7%)               (5,587)
                                            --------
   OTHER ASSETS AND LIABILITIES, NET-- 1.4%    1,046
                                            --------
------------------------------------------------------
DESCRIPTION                               VALUE (000)
------------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares (unlimited
       authorization -- no par value)
       based on 6,705,929 outstanding shares
       of beneficial interest                $72,456
     Fund Shares of Retail Shares (unlimited
       authorization -- no par value)
       based on 57,245 outstanding shares
       of beneficial interest                    588
     Undistributed net investment income         168
     Accumulated net realized loss
       on investments                         (3,303)
     Net unrealized appreciation
       on investments                          2,268
                                            --------
   TOTAL NET ASSETS -- 100.0%                $72,177
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $10.67
                                            ========
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- RETAIL SHARES               $10.59
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL SHARES ($10.59 / 97%)             $10.92
                                            ========
----------------------------------------------------
FHLB--FEDERAL HOME LOAN BANK
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 1997 WAS $5,508,924.
(B) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Convertible Bonds -- 62.1%
   AUTOMOTIVE -- 2.0%
     Magna International
       5.000%, 10/15/02               $400  $    517
                                            --------
   COMPUTERS & SOFTWARE SERVICES -- 8.5%
     3Com (A)
       10.250%, 11/01/01               200       331
     CUC International (A)
       3.000%, 02/15/02                675       698
     HMT Technology (A)
       5.750%, 01/15/04                575       517
     Solectron (A)
       6.000%, 03/01/06                450       605
                                            --------
                                               2,151
                                            --------
   DRUGS -- 2.6%
     Dura Pharmaceuticals
       3.500%, 07/15/02                650       653
                                            --------
   ENVIRONMENTAL SERVICES -- 7.5%
     U.S. Filter
       4.500%, 12/15/01                825       836
     USA Waste
       4.000%, 02/01/02                700       784
     WMX Technologies
       2.000%, 01/24/05                300       278
                                            --------
                                               1,898
                                            --------
   HOTELS & LODGING -- 4.9%
     HFS
       4.750%, 03/01/03                650       732
     Hilton Hotels
       5.000%, 05/15/06                450       516
                                            --------
                                               1,248
                                            --------
   INSURANCE -- 2.6%
     Penn Treaty American
       6.250%, 12/01/03                500       667
                                            --------
   MACHINERY -- 1.6%
     Thermo Electron
       4.250%, 01/01/03                375       411
                                            --------
-------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
-------------------------------------------------------
   Convertible Bonds (continued)
   MARINE TRANSPORTATION -- 1.9%
     Seacor Holdings
       5.375%, 11/15/06             $  425  $    470
                                            --------
   MEDICAL PRODUCTS & SERVICES -- 5.0%
     Alza
       5.000%, 05/01/06                500       531
     Integrated Health Services
       5.750%, 01/01/01                300       338
     Tenet Healthcare
       6.000%, 12/01/05                325       393
                                            --------
                                               1,262
                                            --------
   MISCELLANEOUS BUSINESS SERVICES -- 2.8%
     First Data
       5.000%, 12/15/99                350       711
                                            --------
   PETROLEUM & FUEL PRODUCTS -- 5.9%
     Diamond Offshore
       3.750%, 02/15/07                550       718
     Parker Drilling
       5.500%, 08/01/04                700       770
                                            --------
                                               1,488
                                            --------
   REAL ESTATE -- 1.5%
     Liberty Property Trust
       8.000%, 07/01/01                300       391
                                            --------
   RETAIL -- 12.4%
     Einstein/Noah Bagel (A)
       7.250%, 06/01/04                650       603
     Federated Department Stores
       5.000%, 10/01/03                400       551
     Home Depot
       3.250%, 10/01/01                625       747
     Nine West Group (A)
       5.500%, 07/15/03                750       700
     Staples (A)
       4.500%, 10/01/00                425       535
                                            --------
                                               3,136
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND (concluded)
------------------------------------------------------
DESCRIPTION                PAR(000)/SHARES  VALUE (000)
------------------------------------------------------
   Convertible Bonds (continued)
   SEMI-CONDUCTORS/INSTRUMENTS -- 2.9%
     Adaptec (A)
       4.750%, 02/01/04             $  675  $    736
                                            --------
     TOTAL CONVERTIBLE BONDS
       (Cost $13,998)                         15,739
                                            --------
   Common Stocks -- 9.9%
   AIR TRANSPORTATION -- 1.6%
     AMR*                            3,797       408
                                            --------
   BANKS -- 1.6%
     Citicorp                        3,000       407
                                            --------
   COMPUTERS & SERVICES -- 2.4%
     Seagate Technology*            14,500       595
                                            --------
   MISCELLANEOUS BUSINESS SERVICES -- 1.5%
     Electronic Data Systems         9,000       389
                                            --------
   MISCELLANEOUS CONSUMER SERVICES -- 1.3%
     Service Corporation
     International                   9,966       339
                                            --------
   TELEPHONES & TELECOMMUNICATIONS -- 1.5%
     WorldCom*                      10,581       370
                                            --------
     TOTAL COMMON STOCKS
       (Cost $1,644)                           2,508
                                            --------
   Preferred Stocks -- 21.2%
   BANKS -- 1.3%
     Banc One                        3,000       326
                                            --------
   COMPUTERS & SERVICES -- 2.6%
     Microsoft                       7,325       647
                                            --------
   ENERGY -- 3.0%
     MCN Financing                  13,750       753
                                            --------
   FINANCIAL SERVICES -- 4.1%
     The Money Store                31,000     1,039
                                            --------
   INSURANCE -- 2.4%
     SunAmerica                     13,000       595
                                            --------
   PAPER & PAPER PRODUCTS -- 1.5%
     International Paper             6,500       377
                                            --------
------------------------------------------------------
DESCRIPTION               SHARES/PAR (000) VALUE (000)
------------------------------------------------------
   Preferred Stocks (continued)
   PRINTING & PUBLISHING -- 1.8%
     Hollinger International        40,000  $    465
                                            --------
   TELEPHONES & TELECOMMUNICATIONS -- 4.7%
     Intermedia Communications* (A) 31,000       876
     WorldCom                        2,500       307
                                            --------
                                               1,183
                                            --------
     TOTAL PREFERRED STOCKS
       (Cost $4,483)                           5,385
                                            --------
   Time Deposits -- 3.4%
     Sanwa Bank Limited
       5.844%, 08/01/97               $852       852
                                            --------
     TOTAL TIME DEPOSITS
       (Cost $852)                               852
                                            --------
   TOTAL INVESTMENTS -- 96.6%
     (Cost $20,977)                           24,484
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 3.4%     854
                                            --------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 2,041,202
       outstanding shares
       of beneficial interest                 20,467
     Undistributed net investment income          18
     Accumulated net realized gain
       on investments                          1,346
     Net unrealized appreciation
       on investments                          3,507
                                            --------
   TOTAL NET ASSETS -- 100.0%                $25,338
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $12.41
                                            ========
--------------------------------------------------------------------------------
*NON-INCOME PRODUCING SECURITY
(A) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4[2] OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."

    The accompanying notes are an integral part of the financial tatements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   U.S. Treasury Obligations -- 78.4%
     U.S. Treasury Bonds
       8.125%, 08/15/19           $  1,000  $  1,206
       6.625%, 02/15/27 (B)         11,000    11,485
     U.S. Treasury Notes
       5.250%, 12/31/97              1,300     1,299
       5.125%, 02/28/98 (B)          1,000       998
       6.000%, 05/31/98              5,250     5,267
       6.125%, 08/31/98              2,000     2,011
       5.875%, 02/28/99 (B)            200       201
       6.250%, 03/31/99              1,000     1,009
       6.500%, 04/30/99              6,750     6,838
       7.750%, 01/31/00              1,500     1,567
       6.750%, 04/30/00              1,000     1,023
       6.500%, 08/31/01              1,000     1,022
       6.375%, 09/30/01 (B)          2,000     2,035
       7.500%, 11/15/01              2,000     2,121
       6.250%, 02/15/03              2,400     2,436
       5.750%, 08/15/03              1,000       991
       7.250%, 05/15/04 (B)          3,180     3,404
                                            --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $43,451)                         44,913
                                            --------
   U.S. Government Agency Obligations -- 3.6%
     Aid-Israel
       7.125%, 08/15/99              2,000     2,045
                                            --------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $1,995)                           2,045
                                            --------
   Corporate Obligations -- 15.7%
   BANKS -- 5.7%
     Capital One
       7.200%, 07/19/99              1,500     1,522
     Svenska Handelsbanken (A)
       7.125%, 03/29/49              1,700     1,725
                                            --------
                                               3,247
                                            --------
   FINANCIAL - REAL ESTATE -- 2.2%
     Meditrust
       7.250%, 08/16/99              1,250     1,270
                                            --------
-------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
-------------------------------------------------------
   Corporate Obligations (continued)

   FINANCIAL SERVICES -- 3.8%
     Salomon Brothers
       9.250%, 05/01/01             $2,000  $  2,169
                                            --------
   HOTELS & LODGING -- 1.8%
     Hilton Hotels
       7.950%, 04/15/07              1,000     1,060
                                            --------
   INSURANCE -- 2.2%
     Prudential Insurance
       6.875%, 04/15/03 (A)            500       504
       7.650%, 07/01/07 (A)            700       739
                                            --------
                                               1,243
                                            --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $8,780)                           8,989
                                            --------
   Time Deposits -- 1.4%
     Sanwa Bank Limited
       5.844%, 08/01/97                809       809
                                            --------
     TOTAL TIME DEPOSITS
       (Cost $809)                               809
                                            --------
   Bank Note -- 4.4%
     PNCBank (C) (D)
       5.672%, 02/13/98              2,500     2,505
                                            --------
     TOTAL BANK NOTE
       (Cost $2,505)                           2,505
                                            --------
   Commercial Paper -- 8.2%
     Safeco Credit* (D)
       5.718%, 08/12/97              2,500     2,496
                                            --------
     South Western Electric* (D)
       5.614%, 08/14/97              2,193     2,189
                                            --------
     TOTAL COMMERICAL PAPER
       (Cost $4,685)                           4,685
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Repurchase Agreements -- 15.7%
     HSBC (D)
       5.93%, dated 07/31/97, matures
       08/01/97, repurchase price
       $9,001,483                   $9,000  $  9,000
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $9,000)                           9,000
                                            --------
   Cash Equivalent -- 0.2%
     Janus Money Fund (D)               98        98
                                            --------
     TOTAL CASH EQUIVALENT
       (Cost $98)                                 98
                                            --------
   TOTAL INVESTMENTS -- 127.6%
     (Cost $71,323)                           73,044
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (28.5%)            (16,288)
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.9%     500
                                            --------
-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares (unlimited
       authorization -- no par value)
       based on 5,938,305 outstanding shares
       of beneficial interest                $57,498
     Undistributed net investment income         117
     Accumulated net realized loss
       on investments                         (2,080)
     Net unrealized appreciation
       on investments                          1,721
                                             -------
   TOTAL NET ASSETS-- 100.0%                 $57,256
                                             =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES       $9.64
                                             =======
--------------------------------------------------------------------------------
*REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
(A) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4[2] OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(B) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 1997 WAS $15,987,853.
(C) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
(D) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BALANCED FUND
-------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
-------------------------------------------------------
   Common Stocks -- 61.3%
   AEROSPACE & DEFENSE -- 1.0%
     Litton Industries*             18,600  $    966
     Lockheed Martin (A)            25,000     2,662
     Raytheon                        5,400       302
                                            --------
                                               3,930
                                            --------
   AGRICULTURE -- 0.2%
     Dole Food (A)                  20,000       819
                                            --------
   AIR TRANSPORTATION -- 0.5%
     Federal Express*                2,600       168
     KLM Royal Dutch Air* (A)       46,250     1,653
     Southwest Airlines              2,200        64
                                            --------
                                               1,885
                                            --------
   AIRCRAFT -- 0.7%
     Textron (A)                    40,000     2,802
                                            --------
   APPAREL/TEXTILES -- 0.6%
     Albany International           11,300       290
     Donna Karan
       International* (A)          100,000     1,400
     Springs Industries, Cl A       15,000       726
                                            --------
                                               2,416
                                            --------
   AUTO RENTAL AND LEASING -- 0.3%
     Rollins Truck Leasing          92,800     1,380
                                            --------
   AUTOMOTIVE -- 0.6%
     Autoliv (A)                    11,524       401
     Chrysler                       45,610     1,693
     Ford Motor                      5,900       241
     Genuine Parts                   3,600       117
                                            --------
                                               2,452
                                            --------
   BANKS -- 2.8%
     Banc One (A)                    2,970       167
     Bank of New York               48,000     2,331
     Bank United, Cl A*             30,000     1,132
     BankBoston                     25,000     2,123
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
     Chase Manhattan Bank            3,300  $    375
     First Union (A)                10,000     1,014
     Fleet Financial Group (A)       8,000       543
     J.P. Morgan                    14,300     1,657
     National City                   3,300       196
     Norwest (A)                    16,000     1,009
     Wachovia (A)                    2,400       155
     Wilmington Trust               19,000       964
                                            --------
                                              11,666
                                            --------
   CHEMICALS -- 3.7%
     Avery Dennison (A)             40,000     1,765
     B.F. Goodrich                   5,800       262
     BetzDearborn                    3,000       196
     Cabot (A)                      76,000     2,152
     Du Pont (E. I.) de Nemours     37,800     2,530
     Engelhard (A)                  49,200     1,058
     Georgia Gulf (A)               60,600     1,776
     Monsanto                       55,000     2,740
     Morton International           33,800     1,130
     W.R. Grace                     20,000     1,230
     Wellman                         7,000       159
                                            --------
                                              14,998
                                            --------
   COMMUNICATIONS EQUIPMENT -- 0.5%
     Motorola (A)                   27,700     2,225
                                            --------
   COMPUTERS & SOFTWARE SERVICES -- 2.9%
     Compaq Computer* (A)           56,250     3,213
     Computer Associates
       International                31,125     2,118
     Hewlett Packard                36,000     2,522
     IBM                            34,000     3,595
     Microsoft*                      2,600       368
                                            --------
                                              11,816
                                            --------
   CONSTRUCTION MATERIALS-- 0.5%
     Lafarge (A)                    60,000     1,931
     Masco (A)                       5,600       263
                                            --------
                                               2,194
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BALANCED FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   DRUGS -- 5.0%
     Abbott Labs                     2,600  $    170
     American Home Products         30,000     2,473
     Amgen* (A)                     30,000     1,764
     Astra, AB, ADR (A)             80,000     1,460
     Bristol-Myers Squibb (A)       35,000     2,745
     Johnson & Johnson               5,000       312
     Merck                          23,800     2,474
     Pfizer                          6,600       394
     Pharmacia & Upjohn (A)         50,000     1,887
     Schering Plough (A)             3,600       196
     SmithKline Beecham, ADR (A)    28,000     2,723
     Warner Lambert                 27,000     3,772
                                            --------
                                              20,370
                                            --------
   ELECTRICAL EQUIPMENT -- 0.5%
     AMP (A)                        37,600     1,965
     Thomas & Betts (A)              3,300       189
                                            --------
                                               2,154
                                            --------
   ELECTRICAL UTILITIES -- 0.9%
     FPL Group                       4,600       220
     Illinova (A)                   65,400     1,541
     Ohio Edison (A)                50,700     1,128
     PacifiCorp                      9,500       212
     Potomac Electric Power          9,000       201
     Public Service Enterprise Group 6,500       161
     Texas Utilities                 5,100       181
                                            --------
                                               3,644
                                            --------
   ENTERTAINMENT -- 0.9%
     Harrah's Entertainment* (A)    30,000       615
     Mirage Resorts*                25,000       669
     Walt Disney                    30,000     2,424
                                            --------
                                               3,708
                                            --------
   ENVIRONMENTAL SERVICES-- 0.0%
     Cuno*                           9,600       137
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   FINANCIAL SERVICES -- 2.6%
     Aames Financial (A)            65,000  $  1,393
     American Express               30,000     2,512
     Fannie Mae                     67,600     3,198
     Travelers                      49,465     3,558
                                            --------
                                              10,661
                                            --------
   FOOD, BEVERAGE & TOBACCO -- 2.3%
     Anheuser Busch                 12,400       532
     Archer-Daniels-Midland         90,612     2,039
     General Mills                   3,700       256
     H.J. Heinz                      6,450       298
     IBP (A)                        60,000     1,365
     Pepsico                        48,200     1,847
     Philip Morris                  37,500     1,692
     Ralston-Ralston Purina Group    1,700       153
     Universal Foods                36,800     1,398
                                            --------
                                               9,580
                                            --------
   FORESTRY -- 0.3%
     Rayonier                       25,000     1,167
                                            --------
   GAS/NATURAL GAS -- 1.3%
     Coastal (A)                    35,000     1,903
     Consolidated Natural Gas        2,600       150
     Eastern Enterprises            18,600       666
     Pacific Enterprises             4,100       137
     Williams Companies (A)         58,200     2,663
                                            --------
                                               5,519
                                            --------
   GLASS PRODUCTS -- 0.2%
     Corning (A)                    10,800       668
                                            --------
   HOTELS & LODGING -- 1.0%
     Circus Circus Enterprises* (A) 30,000       752
     HFS*                           34,650     2,018
     Hilton Hotels (A)              40,000     1,257
                                            --------
                                               4,027
                                            --------

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BALANCED FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   HOUSEHOLD FURNITURE & FIXTURES-- 0.3%
     Leggett & Platt                31,200  $  1,416
                                            --------
   HOUSEHOLD PRODUCTS -- 0.1%
     Snap-On Tools                   6,450       266
                                            --------
   INSURANCE -- 3.7%
     AFLAC                          37,500     2,091
     Allstate                       27,520     2,174
     American General (A)            3,000       160
     Equitable (A)                  60,000     2,363
     General Re                      1,500       313
     Hartford Financial
       Services Group               27,000     2,352
     HSB Group                       2,100       117
     Jefferson Pilot (A)             2,250       160
     Lincoln National               30,000     2,130
     Loew's                         10,000     1,081
     Marsh & McLennan                6,600       511
     Mutual Risk Management          3,600       177
     St. Paul                        1,900       149
     USF&G (A)                      60,000     1,474
                                            --------
                                              15,252
                                            --------
   LEASING & RENTING -- 0.6%
     Comdisco                       63,375     1,771
     Xtra                           15,000       707
                                            --------
                                               2,478
                                            --------
   LEISURE PRODUCTS -- 0.0%
     Mattel                          4,250       148
                                            --------
   LUMBER & WOOD PRODUCTS-- 0.1%
     Georgia-Pacific (A)             2,700       255
                                            --------
   MACHINERY -- 4.3%
     Applied Materials* (A)         25,000     2,297
     Baker Hughes                    3,300       145
     Briggs & Stratton              20,000     1,014
     Deere                          40,300     2,292
     Dresser Industries (A)         70,000     2,923
     Emerson Electric                5,000       295
     General Electric               48,600     3,411
     Global Industries
       Technologies*                60,000     1,136
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   MACHINERY (CONTINUED)
     Ingersoll Rand (A)              2,700  $    184
     Parker-Hannifin                35,000     2,253
     Tenneco (A)                     1,900        89
     Toro (A)                       40,000     1,460
                                            --------
                                              17,499
                                            --------
   MEASURING DEVICES -- 0.6%
     Mallinckrodt                   35,000     1,225
     Tektronix (A)                  20,000     1,235
                                            --------
                                               2,460
                                            --------
   MEDICAL PRODUCTS & SERVICES -- 2.3%
     Bausch & Lomb                  30,000     1,277
     Baxter International           40,000     2,313
     Columbia/HCA Healthcare        43,650     1,408
     Fresenius National
       Medical Care, ADR* (A)       20,981       603
     Shared Medical Systems          2,400       130
     Tenet Healthcare* (A)          60,000     1,796
     Vencor* (A)                    50,000     2,016
                                            --------
                                               9,543
                                            --------
   MISCELLANEOUS BUSINESS SERVICES -- 1.0%
     Electronic Data Systems (A)    41,900     1,812
     Equifax                        40,000     1,358
     Pitney Bowes                    2,800       210
     Reuters Holdings PLC, ADR      10,000       646
                                            --------
                                               4,026
                                            --------
   MISCELLANEOUS TRANSPORTATION -- 0.1%
     Fleetwood Enterprises (A)      13,700       444
                                            --------
   PAPER & PAPER PRODUCTS -- 1.4%
     International Paper (A)         2,200       123
     Kimberly-Clark                 23,000     1,166
     Mead (A)                       19,000     1,368
     Weyerhaeuser (A)               24,000     1,494
     Willamette Industries (A)      19,000     1,448
                                            --------
                                               5,599
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BALANCED FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   PETROLEUM & FUEL PRODUCTS -- 1.8%
     Atlantic Richfield              3,800  $    284
     Halliburton (A)                 7,800       359
     Occidental Petroleum (A)       78,200     1,960
     Phillips Petroleum             26,700     1,230
     Union Pacific Resources Group  71,104     1,755
     Union Texas Petroleum (A)      80,000     1,665
                                            --------
                                               7,253
                                            --------
   PETROLEUM REFINING -- 3.3%
     Amoco                           4,600       432
     Chevron (A)                    33,600     2,659
     Exxon                           5,400       347
     Mobil                          34,000     2,601
     Royal Dutch Petroleum (A)      39,200     2,193
     Texaco (A)                      2,400       279
     Ultramar Diamond Shamrock (A)  55,700     1,852
     Unocal                         30,000     1,200
     USX-Marathon Group             62,000     1,996
                                            --------
                                              13,559
                                            --------
   PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.3%
     Eastman Kodak                  16,600     1,112
                                            --------
   PRECIOUS METALS -- 0.5%
     Barrick Gold (A)               88,636     2,022
                                            --------
   PRINTING & PUBLISHING -- 2.4%
     A.H. Belo, Cl A                28,400     1,264
     Gannett                         3,500       348
     Houghton Mifflin               50,000     1,806
     McGraw-Hill                     2,500       170
     Media General                  50,000     1,775
     Time Warner (A)                50,000     2,728
     Viacom, Cl B* (A)              55,000     1,698
                                            --------
                                               9,789
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   RAILROADS -- 0.6%
     Burlington Northern Santa Fe   23,100  $  2,231
     Union Pacific                   2,100       151
                                            --------
                                               2,382
                                            --------
   REAL ESTATE -- 1.8%
     BRE Properties, Cl A           53,600     1,367
     CBL & Associates Properties    55,500     1,415
     First Industrial Realty Trust  35,000     1,083
     JP Realty                      52,000     1,316
     Post Properties                21,900       875
     Price Real Estate
       Investment Trust             30,000     1,136
                                            --------
                                               7,192
                                            --------
   RETAIL -- 1.9%
     American Stores (A)            66,000     1,667
     Costco* (A)                    55,000     2,083
     Federated Department
       Stores* (A)                  15,000       657
     Home Depot                      3,300       165
     J.C. Penney                     4,400       257
     McDonald's                     10,000       538
     Sears Roebuck                  42,000     2,659
                                            --------
                                               8,026
                                            --------
   RUBBER & PLASTIC -- 0.9%
     Agrium (A)                    120,000     1,388
     Mark IV Industries             52,600     1,312
     Tupperware                     30,000     1,043
                                            --------
                                               3,743
                                            --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 1.5%
     Intel                          38,000     3,489
     National Semiconductor* (A)    70,000     2,205
     Texas Instruments               4,100       472
                                            --------
                                               6,166
                                            --------

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BALANCED FUND (continued)
------------------------------------------------------
DESCRIPTION               SHARES/PAR (000) VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   TELEPHONES & TELECOMMUNICATIONS -- 2.1%
     AT&T                           21,771  $    801
     Airtouch Communications*       51,400     1,693
     Ameritech                       3,800       256
     Bell Atlantic (A)              21,900     1,589
     Bellsouth                       5,000       237
     Century Telephone Enterprises  40,000     1,470
     Frontier (A)                   43,400       895
     GTE                             5,700       265
     NYNEX                          25,000     1,386
     US West                         3,700       135
                                            --------
                                               8,727
                                            --------
   WHOLESALE -- 0.4%
     Arrow Electronics*             28,000     1,624
                                            --------
     TOTAL COMMON STOCKS
       ($148,362)                            251,199
                                            --------
   Preferred Stocks -- 0.0%
     Fresenius National
       Medical Care*                20,000         2
                                            --------
     TOTAL PREFERRED STOCKS
       (Cost $0)                                   2
                                            --------
   U.S. Treasury Obligations -- 13.8%
     U.S. Treasury Bonds
       5.625%, 02/15/06             $3,000     2,914
       7.250%, 05/15/16              1,150     1,264
       8.750%, 08/15/20                205       263
       7.125%, 02/15/23              1,125     1,231
     U.S. Treasury Notes
       7.500%, 10/31/99              1,000     1,036
       7.750%, 11/30/99              1,000     1,042
       7.125%, 02/29/00              1,500     1,547
       5.500%, 04/15/00              3,000     2,978
       6.125%, 09/30/00              1,500     1,512
       5.750%, 10/31/00                700       698
-------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
-------------------------------------------------------
   U.S. Treasury Obligations (continued)
       5.625%, 02/28/01             $3,000  $  2,979
       6.250%, 04/30/01              1,000     1,013
       6.500%, 05/31/01              2,000     2,042
       6.625%, 06/30/01              1,000     1,026
       6.500%, 08/31/01              3,000     3,067
       7.500%, 11/15/01              6,000     6,362
       5.875%, 11/30/01              2,000     1,998
       6.250%, 01/31/02              2,000     2,027
       6.250%, 06/30/02              3,000     3,041
       6.375%, 08/15/02              2,000     2,041
       6.250%, 02/15/03              1,000     1,015
       5.875%, 02/15/04                500       498
       6.500%, 05/15/05              4,500     4,629
       6.500%, 08/15/05              4,500     4,630
       6.875%, 05/15/06              1,000     1,055
       7.000%, 07/15/06              2,500     2,659
       6.500%, 10/15/06              2,000     2,060
                                            --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $55,302)                         56,627
                                            --------
   U.S. Government Agency Mortgage-Backed Bonds -- 8.6%
     FNMA
       7.500%, 08/01/01              2,564     2,619
       5.450%, 10/10/03              1,350     1,303
       6.850%, 09/12/05              1,200     1,212
       6.500%, 03/01/24                290       284
       8.000%, 08/01/24                899       928
       8.000%, 05/01/25              4,087     4,214
       8.000%, 07/01/26                921       950
       7.500%, 09/01/26              1,480     1,505
       7.000%, 09/01/26              1,475     1,473
       7.000%, 12/01/26              1,903     1,901
       7.500%, 03/01/27              1,480     1,506
     GNMA
       6.500%, 09/15/08              3,383     3,385
       6.000%, 11/15/08              2,215     2,175
       6.500%, 02/15/24                 93        92

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BALANCED FUND (continued)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   U.S. Government Agency Mortgage-Backed Bonds (continued)
       7.500%, 05/15/24             $  414  $    422
       7.500%, 09/15/25                943       960
       7.000%, 02/15/26                962       965
       6.500%, 04/15/26                963       947
       7.000%, 08/15/26              2,478     2,484
       7.500%, 09/15/26              1,964     1,996
       7.500%, 09/15/26              1,456     1,487
       7.500%, 01/15/27              2,464     2,507
                                            --------
     TOTAL U.S. GOVERNMENT AGENCY
       MORTGAGE-BACKED BONDS
       (Cost $34,645)                         35,315
                                            --------
   Corporate Obligations -- 8.9%
     American General
       6.750%, 06/15/05              2,000     2,020
     American Telephone & Telegraph
       7.500%, 06/01/06              2,000     2,135
     Associates of North America
       7.875%, 09/30/01              2,000     2,115
     Avco Financial Services
       7.375%, 08/15/01              2,000     2,080
     Bankers Trust NY
       7.500%, 11/15/15              2,000     2,065
     Bass America
       6.750%, 08/01/99                 95        96
     Bell Atlantic
       8.000%, 10/15/29                175       200
     Caterpillar Tractor
       6.000%, 05/01/07                205       197
     Chemical Banking
       6.700%, 08/15/08              1,500     1,500
     Chesapeake & Potomac
       Telephone of Maryland
       6.000%, 05/01/03              1,500     1,476
     Citicorp
       6.750%, 08/15/05                200       202
     First Bank System
       6.875%, 09/15/07                500       505
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Corporate Obligations (continued)
     First National Bank of Boston
       8.000%, 09/15/04             $2,000 $   2,160
     Ford Motor Credit
       6.500%, 02/28/02                500       504
       6.125%, 01/09/06              3,000     2,903
     General Motors Acceptance
       8.000%, 10/01/99                305       316
     Golden West Financial
       6.700%, 07/01/02                100       101
     Hydro Quebec
       8.050%, 07/07/24                100       114
     IBM
       8.375%, 11/01/19                200       234
     JC Penney
       6.000%, 05/01/06                100        95
     Joseph E. Seagram & Sons
       7.000%, 04/15/08              1,500     1,541
     Lehman Brothers Holding
       8.500%, 05/01/07              2,000     2,235
     Lockheed Martin
       7.700%, 06/15/08              2,000     2,165
     New England Telephone & Telegraph
       7.875%, 11/15/29                125       141
     Panhandle Eastern
       7.875%, 08/15/04              1,000     1,070
     Province of British Columbia
       7.000%, 01/15/03              1,500     1,547
     Ralston Purina
       7.750%, 10/01/15              2,000     2,130
     Royal Bank of Scotland
       6.375%, 02/01/11              2,500     2,397
     U.S. Bancorp
       6.750%, 10/15/05                150       151
     Wal-Mart
       5.875%, 10/15/05              2,000     1,933
       6.375%, 03/01/03                200       201
                                            --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $35,034)                         36,529
                                            --------

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BALANCED FUND (continued)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Asset Backed Securities -- 1.1%
     American Express 1994-1A
       7.150%, 08/15/99             $1,500  $  1,524
     Carco Auto Loan Master Trust
       1994-2 Cl A
       7.875%, 07/15/99                190       191
     Contimortgage Home Equity Loan
       Trust Ser 1994-4, Cl A3
       8.090%, 09/15/09                200       208
     Contimortgage Home Equity
       Loan Trust
       7.440%, 09/15/15                200       206
     Equity Capital
       7.400%, 12/15/19                350       366
     Green Tree Financial
       6.800%, 01/15/27                250       254
     J.C. Penney's Master Credit Card
       Trust, Ser C, Cl A
       9.625%, 06/15/00              1,000     1,087
     Standard Credit Card Master
       Trust 1993-3
       5.500%, 02/07/00                500       499
     Union Federal Savings Bank
       Trust 1994-A Cl A
       5.075%, 05/15/00                 82        82
                                            --------
     TOTAL ASSET BACKED SECURITIES
       (Cost $4,264)                           4,417
                                            --------
   Commercial Paper -- 10.4%
     Bankers Trust New York (B) (C)
       5.700%, 12/12/97              2,000     2,000
     Baxter International* (C)
       5.705%, 08/04/97             10,000     9,995
     Hercules (C)
       5.641%, 08/04/97              9,000     8,996
     Progress Funding* Ser A (C)
       5.667%, 08/07/97             12,500    12,488
     Safeco Credit* (C)
       5.718%, 08/12/97              4,000     3,993
       5.729%, 08/18/97              5,000     4,987
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $42,459)                         42,459
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Certificates of Deposit - Domestic -- 2.4%
     Bankers Trust (B) (C)
       5.700%, 07/15/98            $10,000  $  9,995
                                            --------
     TOTAL CERTIFICATES OF DEPOSIT - DOMESTIC
       (Cost $9,995)                           9,995
                                            --------
   Certificates of Deposit - Yankee -- 4.9%
     Fuji Bank (C)
       5.620%, 08/01/97              5,000     5,000
       5.620%, 08/11/97             10,000    10,039
                                            --------
                                              15,039
                                            --------
     Societe General New York (B) (C)
       5.924%, 05/06/98              5,000     5,004

     TOTAL CERTIFICATES OF DEPOSIT - YANKEE
       (Cost $20,043)                         20,043
                                            --------
   Bank Note -- 1.2%
     PNC Bank (B) (C)
       5.672%, 02/13/98              5,000     5,015
                                            --------
     TOTAL BANK NOTE
       (Cost $5,015)                           5,015
                                            --------
   Cash Equivalents -- 0.1%
     AIMLiquid Asset Money Fund (C)    104       104
     Janus Money Fund (C)              550       550
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $654)                               654
                                            --------
   Repurchase Agreements -- 9.0%
     JP Morgan Securities, Inc.
       5.78%, dated 07/31/97,
       matures 08/01/97, repurchase
       price $23,386,264
       (collateralized by FHLMC,
       par value $23,932,000,
       08/22/97: market
       value $23,850,65             23,383    23,383


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BALANCED FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
-------------------------------------------------------
   Repurchase Agreements (continued)
     Paine Webber (C)
       6.00%, dated 07/31/97, matures
       08/01/97, repurchase price
       $2,000,333                   $2,000  $  2,000
     Salomon Brothers (C)
       5.90%, dated 07/31/97, matures
       08/01/97, repurchase price
       $11,501,885                  11,500    11,500
                                            --------
   TOTAL REPURCHASE AGREEMENTS
     (Cost $36,883)                           36,883
                                            --------
   TOTAL INVESTMENTS -- 121.7%
     (Cost $392,656)                         499,138
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (22.3%)             (91,666)
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.6%    2,184
                                            --------
   Net Assets:
     Fund Shares of Fiduciary Shares (unlimited
       authorization -- no par value)
       based on 24,332,071 outstanding shares
       of beneficial interest                291,029
     Fund Shares of Retail Shares (unlimited
       authorization -- no par value)
       based on 560,078 outstanding shares
       of beneficial interest                  6,434
     Undistributed net investment income         569
     Accumulated net realized gain
       on investments                          5,142
     Net unrealized appreciation
       on investments                        106,482
                                            --------
   TOTAL NET ASSETS -- 100.0%               $409,656
                                            ========
-----------------------------------------------------
DESCRIPTION                                    VALUE
-----------------------------------------------------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $16.46
                                            ========
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- RETAIL SHARES               $16.45
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL SHARES ($16.45 / 95.5%)           $17.23
                                            ========
-----------------------------------------------------
*REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SER--SERIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 1997 WAS $88,627,033.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
GROWTH FUND
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks -- 97.2%
   APPAREL/TEXTILES -- 0.5%
     Albany International            5,605  $    144
     Cintas                         21,915     1,435
                                            --------
                                               1,579
                                            --------
   BANKS -- 5.7%
     Banc One (A)                   36,300     2,037
     BankAmerica                    20,870     1,576
     Chase Manhattan Bank           54,275     6,164
     Fleet Financial Group          24,440     1,659
     U.S. Bancorp                   42,680     2,849
     Wells Fargo                    11,275     3,100
                                            --------
                                              17,385
                                            --------
   BEAUTY PRODUCTS -- 2.4%
     Avon Products (A)              29,070     2,109
     Colgate-Palmolive (A)          65,050     4,928
     Proctor & Gamble                2,670       406
                                            --------
                                               7,443
                                            --------
   BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.5%
     Comcast, Cl A (A)              62,000     1,407
                                            --------
   CHEMICALS -- 1.4%
     B.F. Goodrich                  30,395     1,373
     Monsanto                       61,100     3,044
                                            --------
                                               4,417
                                            --------
   COMMUNICATIONS EQUIPMENT-- 1.6%
     Motorola (A)                   61,595     4,947
                                            --------
   COMPUTERS & SOFTWARE SERVICES -- 9.3%
     Cisco Systems* (A)             57,395     4,566
     Computer Associates
       International                61,743     4,202
     CUC International* (A)        116,472     2,868
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   COMPUTERS & SOFTWARE SERVICES (CONTINUED)
     Fiserv*                        59,780  $  2,869
     Hewlett Packard                59,355     4,159
     Microsoft*                     41,070     5,811
     Parametric Technology* (A)     79,660     3,903
                                            --------
                                              28,378
                                            --------
   DRUGS -- 13.3%
     Abbott Labs                    40,322     2,639
     Alza* (A)                      43,740     1,413
     Amgen* (A)                     23,971     1,410
     Bristol-Myers Squibb           38,400     3,012
     Eli Lilly                       9,700     1,096
     Johnson & Johnson             109,360     6,814
     Merck (A)                      73,905     7,681
     Pfizer                        100,380     5,985
     Schering Plough (A)            87,300     4,763
     SmithKline Beecham, ADR        15,775     1,534
     Warner Lambert                 31,755     4,436
                                            --------
                                              40,783
                                            --------
   ENTERTAINMENT -- 3.6%
     Harrah's Entertainment* (A)    13,815       283
     International Game Technology 113,600     1,889
     Mirage Resorts* (A)           117,160     3,134
     Walt Disney                    69,911     5,650
                                            --------
                                              10,956
                                            --------
   FINANCIAL SERVICES -- 4.8%
     American Express               77,635     6,502
     Fannie Mae                     64,375     3,046
     Franklin Resources (A)         38,960     3,309
     MBNA                           39,375     1,772
                                            --------
                                              14,629
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
GROWTH FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   FOOD, BEVERAGE & TOBACCO -- 5.6%
     Anheuser Busch                 16,470  $    707
     Coca Cola Company              61,110     4,232
     Hershey Foods                  26,650     1,472
     PepsiCo                       168,030     6,438
     Philip Morris                  92,630     4,180
                                            --------
                                              17,029
                                            --------
   HOUSEHOLD PRODUCTS -- 3.6%
     Danaher (A)                    37,190     2,062
     Gillette (A)                   90,154     8,925
                                            --------
                                              10,987
                                            --------
   INSURANCE -- 7.0%
     AFLAC                          25,715     1,434
     Allstate                       38,237     3,021
     American International
       Group (A)                      9,922    1,057
     General Re                     14,540     3,037
     Hartford Financial Services
       Group                        34,335     2,991
     Healthcare Compare* (A)        56,000     3,192
     Marsh & McLennan                2,800       217
     MBIA                           12,600     1,487
     Mutual Risk Management         16,271       799
     Travelers                      59,466     4,278
                                            --------
                                              21,513
                                            --------
   LEISURE PRODUCTS -- 1.7%
     Mattel (A)                    108,440     3,768
     Nike (A)                       22,180     1,382
                                            --------
                                               5,150
                                            --------
   MACHINERY -- 6.8%
     Applied Materials*             19,640     1,804
     Baker Hughes (A)               85,110     3,750
     Dresser Industries (A)         59,155     2,470
     General Electric              109,240     7,667
     Illinois Tool Works            46,550     2,415
     Ingersoll Rand (A)             38,380     2,612
                                            --------
                                              20,718
                                            --------
-------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
-------------------------------------------------------
   Common Stocks (continued)
   MARINE TRANSPORTATION -- 0.9%
     Carnival, Cl A                 65,730  $  2,769
                                            --------
   MEDICAL PRODUCTS & SERVICES -- 1.1%
     Covance*                       15,740       322
     Medtronic                      34,660     3,024
                                            --------
                                               3,346
                                            --------
   MISCELLANEOUS BUSINESS SERVICES -- 3.2%
     Automatic Data Processing (A)  26,955     1,334
     Electronic Data Systems (A)    67,650     2,926
     First Data (A)                130,362     5,687
                                            --------
                                               9,947
                                            --------
   MISCELLANEOUS CONSUMER SERVICES -- 1.3%
     Robert Half International*     46,675     2,570
     Service International          38,295     1,302
                                            --------
                                               3,872
                                            --------
   PETROLEUM & FUEL PRODUCTS -- 1.8%
     Halliburton (A)                82,230     3,783
     Schlumberger (A)               21,260     1,624
                                            --------
                                               5,407
                                            --------
   PRINTING & PUBLISHING -- 2.4%
     Dow Jones                      35,350     1,527
     Gannett                        27,430     2,724
     McGraw-Hill                    22,130     1,501
     R.R. Donnelley & Sons (A)      41,800     1,680
                                            --------
                                               7,432
                                            --------
   PROFESSIONAL SERVICES -- 1.0%
     Cognizant                      68,735     2,930
                                            --------
   RETAIL -- 8.3%
     Costco* (A)                    21,520       815
     Home Depot                     85,410     4,260
     Kohls*                         92,905     5,853
     McDonald's                    118,125     6,349
     OfficeMax*                     94,980     1,330
     Pep Boys-Manny, Moe & Jack     38,110     1,267
     Safeway* (A)                   25,880     1,388

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
GROWTH FUND (continued)
-------------------------------------------------------
DESCRIPTION                 SHARES/PAR (000) VALUE (000)
-------------------------------------------------------
   Common Stocks (continued)
   RETAIL (CONTINUED)
     Sears Roebuck                  51,305  $  3,248
     Wal-Mart Stores (A)            21,800       819
                                            --------
                                              25,329
                                            --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 6.5%
     Intel                         121,610    11,165
     National Semiconductor* (A)    53,420     1,683
     Texas Instruments (A)          45,000     5,175
     Xilinx* (A)                    36,470     1,728
                                            --------
                                              19,751
                                            --------
   TELEPHONES & TELECOMMUNICATION -- 2.5%
     Airtouch Communications*       70,095     2,309
     Cincinnati Bell                89,870     2,696
     Lucent Technologies            31,559     2,681
                                            --------
                                               7,686
                                            --------
   TESTING LABORATORIES -- 0.4%
     Chiron* (A)                    62,976     1,322
                                            --------
     TOTAL COMMON STOCK
       (Cost $203,152)                       297,112
                                            --------
   Corporate Bond -- 3.3%
     Merrill Lynch MTN (B) (C)
       5.920%, 05/11/98            $10,000    10,000
                                            --------
     TOTAL CORPORATE BOND
       (Cost $10,000)                         10,000
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Commercial Paper -- 9.6%
     Atlas Copco AB # (C)
       5.704%, 09/22/97            $10,000  $  9,917
     Bankers Trust New York (B) (C)
       5.700%, 12/12/97              3,000     3,000
     Progress Funding Ser A # (C)
       5.667%, 08/07/97             12,500    12,488
     Safeco Credit # (C)
       5.718%, 08/12/97              3,917     3,910
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $29,315)                         29,315
                                            --------
   Certificates of Deposit - Yankee -- 5.7%
     Fuji Bank, Chicago (C)
       5.620%, 08/01/97              5,000     5,000
       5.620%, 08/11/97              7,500     7,527
     Societe General, New York (B) (C)
       5.924%, 05/06/98              5,000     5,004
                                            --------
     TOTAL CERTIFICATES OF DEPOSIT - YANKEE
       (Cost $17,531)                         17,531
                                            --------
   Cash Equivalents -- 0.3%
     AIM Liquid Asset Money Fund (C)   414       414
     Janus Money Fund (C)              510       510
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $924)                               924
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
GROWTH FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Repurchase Agreements -- 10.2%
     JP Morgan Securities, Inc.
       5.78%, dated 07/31/97,
       matures 08/01/97, repurchase
       price $8,266,501
       (collateralized by FHLMC,
       par value $8,550,000,
       10/31/97: market
       value $8,431,394)            $8,265  $  8,265
     Salomon Brothers (C)
       5.90%, dated 07/31/97, matures
       08/01/97, repurchase price
       $23,003,769                  23,000    23,000
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $31,265)                         31,265
                                            --------
   TOTAL INVESTMENTS -- 126.3%
     (Cost $292,187)                         386,147
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (26.4%)            (80,770)
                                            --------
   OTHER ASSETS AND LIABILITIES, NET-- 0.1%      318
                                            --------
-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 17,158,727
       outstanding shares
       of beneficial interest               $166,722
     Fund Shares of Retail Shares
       (unlimited authorization -- no
       par value) based on 449,439
       outstanding shares
       of beneficial interest                  5,433
     Undistributed net investment income          66
     Accumulated net realized gain
       on investments                         39,514
     Net unrealized appreciation
       on investments                         93,960
                                            --------
   TOTAL NET ASSETS -- 100.0%               $305,695
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $17.36
                                            ========
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- RETAIL SHARES               $17.39
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL SHARES ($17.39 / 95.5%)           $18.21
                                            ========

* NON-INCOME PRODUCING SECURITY
# REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
CL--CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
MTN -- MEDIUM TERM NOTE
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT
    JULY 31, 1997 WAS $78,313,392.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks -- 92.0%
   AGRICULTURE -- 0.9%
     Dole Food                     110,000  $  4,503
                                            --------
   AIRCRAFT -- 0.9%
     Boeing (A)                      2,520       148
     Textron (A)                    60,000     4,204
                                            --------
                                               4,352
                                            --------
   APPAREL/TEXTILES -- 0.2%
     Springs Industries, Cl A       20,000       967
                                            --------
   AUTOMOTIVE -- 2.1%
     Arvin Industries              140,000     4,874
     Fleetwood Enterprises (A)      70,000     2,271
     Ford Motor                     50,000     2,044
     TRW                            20,000     1,170
                                            --------
                                              10,359
                                            --------
   BANKS -- 5.1%
     Bank United, Cl A             120,000     4,530
     BankAmerica (A)                70,000     5,285
     Bankers Trust                  45,000     4,553
     First Union (A)                50,000     5,072
     J.P. Morgan                    25,000     2,897
     Wilmington Trust               50,000     2,537
                                            --------
                                              24,874
                                            --------
   CHEMICALS -- 4.6%
     Avery Dennison                114,000     5,030
     Cabot (A)                     106,000     3,001
     Du Pont (E.I.) de Nemours      66,000     4,418
     Monsanto                       60,000     2,989
     W.R. Grace                     74,000     4,551
     Wellman (A)                   100,000     2,275
                                            --------
                                              22,264
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   COMMUNICATIONS EQUIPMENT -- 1.9%
     CTS (A)                        75,000  $  6,178
     Harris                         35,000     3,041
                                            --------
                                               9,219
                                            --------
   COMPUTERS & SERVICES -- 3.4%
     Cisco Systems* (A)             60,000     4,774
     Hewlett Packard                95,000     6,656
     IBM                            48,000     5,076
                                            --------
                                              16,506
                                            --------
   DRUGS -- 4.6%
     Allegiance                      6,000       187
     American Home Products         30,000     2,473
     Amgen*                         85,000     4,999
     Astra AB-A, ADR (A)           100,000     1,825
     Bristol Myers Squibb           26,000     2,039
     Merck                          50,000     5,197
     SmithKline Beecham, ADR        57,000     5,543
                                            --------
                                              22,263
                                            --------
   ELECTRICAL UTILITIES -- 0.5%
     General Public Utilities       75,000     2,602
                                            --------
   ENTERTAINMENT -- 0.1%
     Ascent Entertainment Group*    24,440       296
                                            --------
   FINANCIAL SERVICES -- 6.3%
     Aames Financial (A)           300,000     6,431
     Bear Stearns (A)              116,504     4,755
     Fannie Mae                    120,000     5,677
     Morgan Stanley, Dean Witter,
        Discover                    90,000     4,708
     Providian Financial            50,000     1,959
     Travelers                     100,001     7,194
                                            --------
                                              30,724
                                            --------
   FOOD, BEVERAGE & TOBACCO -- 3.4%
     IBP (A)                       130,000     2,957
     Philip Morris                 105,000     4,738
     Sara Lee (A)                   80,000     3,505
     Universal Foods                75,000     2,850
     Universal                      70,000     2,411
                                            --------
                                              16,461
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   GAS/NATURAL GAS -- 5.0%
     Coastal                        65,000  $  3,534
     Eastern Enterprises           125,000     4,477
     MCN                            75,000     2,377
     Oneok (A)                     125,000     4,375
     Questar                        42,000     1,719
     Sonat                          40,000     1,995
     Westcoast Energy               70,000     1,400
     Williams                       90,000     4,117
                                            --------
                                              23,994
                                            --------
   GLASS PRODUCTS -- 0.4%
     PPG Industries (A)             27,000     1,728
                                            --------
   HOTELS & LODGING -- 1.7%
     HFS*                          107,250     6,247
     Hilton Hotels (A)              60,000     1,886
                                            --------
                                               8,133
                                            --------
   HOUSEHOLD FURNITURE & FIXTURES -- 1.9%
     Lafarge (A)                   165,000     5,311
     Leggett & Platt (A)            85,000     3,857
                                            --------
                                               9,168
                                            --------
   INSURANCE -- 2.7%
     Aegon N.V., ADR* (A)           21,720     1,648
     Allstate                       39,467     3,118
     Chubb (A)                      45,000     3,172
     Lincoln National               40,000     2,840
     Torchmark                      30,000     2,389
                                            --------
                                              13,167
                                            --------
   LEASING & RENTING -- 2.5%
     Comdisco                      202,500     5,657
     Rollins Truck Leasing         280,000     4,165
     Xtra                           45,000     2,121
                                            --------
                                              11,943
                                            --------
   LEISURE PRODUCTS -- 1.0%
     Hasbro (A)                    160,000     4,910
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   MACHINERY -- 5.5%
     Caterpillar                    66,000  $  3,696
     Deere                          70,000     3,981
     Dresser Industries (A)        155,000     6,471
     General Electric               90,000     6,317
     Rockwell International (A)     30,000     1,969
     Toro                          117,500     4,289
                                            --------
                                              26,723
                                            --------
   MEASURING DEVICES -- 0.5%
     Perkin Elmer                   30,000     2,449
                                            --------
   MEDICAL PRODUCTS & SERVICES -- 3.4%
     Baxter International           30,000     1,734
     Becton, Dickinson (A)          40,000     2,145
     Fresenius National Medical
       Care, ADR* (A)               67,141     1,930
     Novacare*                      50,000       647
     Mallinckrodt                   75,000     2,625
     Manor Care (A)                105,000     3,465
     Tenet Healthcare* (A)         123,000     3,682
                                            --------
                                              16,228
                                            --------
   MISCELLANEOUS BUSINESS SERVICES -- 1.7%
     Electronic Data Systems (A)    25,000     1,081
     Equifax                       100,000     3,394
     NCR*                            1,465        47
     Wallace Computer Services (A) 110,000     3,678
                                            --------
                                               8,200
                                            --------
   OFFICE FURNITURE & FIXTURES -- 0.7%
     Hon Industries                 55,000     3,286
                                            --------
   PAPER & PAPER PRODUCTS-- 2.5%
     Kimberly-Clark                116,720     5,916
     Weyerhaeuser (A)               45,000     2,801
     Willamette Industries (A)      47,000     3,581
                                            --------
                                              12,298
                                            --------

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   PETROLEUM & FUEL PRODUCTS -- 4.3%
     Chevron (A)                    55,000  $  4,352
     Mobil                          56,000     4,284
     Occidental Petroleum (A)      165,000     4,135
     Royal Dutch Petroleum          52,000     2,909
     Union Pacific Resources        95,408     2,355
     Union Texas Petroleum (A)     130,000     2,706
                                            --------
                                              20,741
                                            --------
   PETROLEUM REFINING -- 0.8%
     Ashland                        30,000     1,594
     Valero Energy                  50,000     2,150
                                            --------
                                               3,744
                                            --------
   PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.1%
     Eastman Kodak                  20,000     1,340
     Xerox                          49,000     4,030
                                            --------
                                               5,370
                                            --------
   PRINTING & PUBLISHING -- 1.8%
     Houghton Mifflin              100,000     3,612
     McGraw-Hill                    75,000     5,086
                                            --------
                                               8,698
                                            --------
   RAILROADS -- 1.5%
     Burlington Northern Santa Fe   32,000     3,090
     Florida East Coast Railway     40,000     4,265
                                            --------
                                               7,355
                                            --------
   REAL ESTATE -- 4.9%
     BRE Properties, Cl A          172,262     4,393
     CBL Associates Properties     180,000     4,590
     First Industrial Realty Trust 145,000     4,486
     JP Realty                     123,000     3,113
     Post Properties                65,000     2,596
     Price Real Estate Investment
        Trust                       90,000     3,409
     Santa Anita Real Estate
        Investment Trust            30,700       982
                                            --------
                                              23,569
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   RETAIL -- 3.5%
     Dayton-Hudson (A)              54,000  $  3,490
     Federated Department
        Stores* (A)                125,000     5,477
     Kroger*                        60,000     1,774
     May Department Stores          50,000     2,794
     Sears Roebuck                  56,000     3,546
                                            --------
                                              17,081
                                            --------
   RUBBER & PLASTIC -- 0.9%
     Hanna                         170,000     4,484
                                            --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 3.6%
     Applied Materials* (A)         15,000     1,378
     Avnet                          50,000     3,291
     Intel                         110,000    10,099
     National Semiconductor* (A)    75,000     2,363
                                            --------
                                              17,131
                                            --------
   STEEL & STEEL WORKS -- 1.7%
     Aluminum Company of America    25,000     2,213
     Engelhard (A)                 152,500     3,279
     Harsco                         60,000     2,662
                                            --------
                                               8,154
                                            --------
   TELEPHONES & TELECOMMUNICATIONS -- 3.8%
     AT&T                           23,449       863
     Airtouch Communications*       16,000       527
     Century Telephone Enterprises  90,000     3,308
     Comsat                         50,000     1,166
     Frontier (A)                  100,000     2,063
     GTE                            60,000     2,790
     Lucent Technologies            22,840     1,940
     SBC Communications             95,000     5,623
                                            --------
                                              18,280
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (continued)
------------------------------------------------------
DESCRIPTION               SHARES/PAR (000) VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   TRANSPORTATION SERVICES -- 0.6%
     GATX                          $51,000  $  3,140
                                            --------
     TOTAL COMMON STOCKS
       (Cost $254,865)                       445,364
                                            --------
   Corporate Bond -- 3.1%
     Merrill Lynch MTN (B) (C)
       5.920%, 05/11/98             15,000    15,000
                                            --------
     TOTAL CORPORATE BOND
       (Cost $15,000)                         15,000
                                            --------
   Commercial Paper -- 11.6%
     Atlas Copco AB # (A) (B) (C)
       5.704%, 09/22/97             15,000    14,873
     Bankers Trust New York (B) (C)
       5.700%, 07/15/98             10,000     9,995
     Baxter International# (C)
       5.705%, 08/04/97             10,000     9,994
     Progress Funding, Ser A# (C)
       5.667%, 08/07/97             12,500    12,488
     Safeco Credit# (C)
       5.718%, 08/12/97              4,000     3,992
       5.729%, 08/18/97              5,000     4,986
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $56,328)                         56,328
                                            --------
   Certificates of Deposit - Yankee -- 3.5%
     Fuji Bank, Chicago (C)
       5.620%, 08/01/97              5,000     5,000
       5.620%, 08/11/97              7,500     7,530
                                            --------
                                              12,530
                                            --------
     Societe General, New York (B) (C)
       5.924%, 05/06/98              5,000     5,004
                                            --------
     TOTAL CERTIFICATES OF DEPOSIT - YANKEE
       (Cost $17,534)                         17,534
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Cash Equivalents -- 0.3%

     AIM Liquid Asset Money
       Fund (C)                     $1,654  $  1,654
     Janus Money Fund (C)              689       689
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $2,343)                           2,343
                                            --------
   Repurchase Agreements -- 12.0%
     JP Morgan Securities, Inc.
       5.78%, dated 07/31/97,
       matures 08/01/97, repurchase
       price $39,277,039 (collateralized
       by various U.S. Government
       Obligations, total par value
       $40,285,000, 08/19/97-09/26/97:
       total market value
       $40,056,930)                 39,271    39,271
     Salomon Brothers (C)
       5.90%, dated 07/31/97,
       matures 08/01/97,
       repurchase price
       $19,003,114                  19,000    19,000
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $58,271)                         58,271
                                            --------
   TOTAL INVESTMENTS -- 122.7%
     (Cost $404,341)                         594,840
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED-- (22.8%)            (110,205)
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1%)  (451)
                                            --------

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (concluded)
-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 18,186,587
       outstanding shares
       of beneficial interest               $278,413
     Fund Shares of Retail Shares
       (unlimited authorization -- no
       par value) based on 814,427
       outstanding shares
       of beneficial interest                 11,788
     Undistributed net investment income         427
     Accumulated net realized gain
       on investments                          3,057
     Net unrealized appreciation
       on investments                        190,499
                                            --------
   TOTAL NET ASSETS -- 100.0%               $484,184
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $25.48
                                            ========
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- RETAIL SHARES               $25.48
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL SHARES ($25.48 / 95.5%)           $26.68
                                            ========

* NON-INCOME PRODUCING SECURITY
# REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE CORPORATION
MTN -- MEDIUM TERM NOTE
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 1997 WAS $106,571,400.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INCOME EQUITY FUND
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks -- 97.5%
   AUTOMOTIVE -- 1.5%
     Genuine Parts                 167,100  $  5,452
                                            --------
   BANKING & FINANCE -- 11.1%
     Banc One (A)                  217,425    12,203
     BankAmerica (A)                51,600     3,896
     First Union (A)                38,750     3,931
     Fleet Financial Group (A)     102,900     6,984
     J.P. Morgan                    58,050     6,726
     National City                  60,575     3,604
     NationsBank (A)                50,175     3,572
                                            --------
                                              40,916
                                            --------
   BEAUTY PRODUCTS -- 1.2%
     International Flavors &
        Fragrances (A)              81,275     4,313
                                            --------
   BUSINESS SERVICES -- 1.3%
     Pitney Bowes                   64,625     4,855
                                            --------
   CHEMICALS -- 6.1%
     B.F. Goodrich                 116,575     5,268
     BetzDearborn (A)               56,300     3,688
     Dow Chemical                   56,325     5,351
     Rohm & Haas (A)                41,600     4,077
     Witco Chemical (A)             85,400     3,896
                                            --------
                                              22,280
                                            --------
   DRUGS -- 5.2%
     American Home Products         56,275     4,639
     Bristol-Myers Squibb          133,325    10,458
     SmithKline Beecham, ADR        41,525     4,038
                                            --------
                                              19,135
                                            --------
   ELECTRICAL EQUIPMENT -- 2.9%
     AMP (A)                       123,075     6,431
     Thomas & Betts (A)             72,500     4,141
                                            --------
                                              10,572
                                            --------
   ELECTRICAL UTILITIES -- 3.3%
     Baltimore Gas & Electric (A)  160,100     4,453
     PacifiCorp                    184,300     4,112
     TECO Energy (A)               143,775     3,648
                                            --------
                                              12,213
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   ENVIRONMENTAL SERVICES -- 0.9%
     Browning-Ferris Industries (A) 86,800  $  3,212
                                            --------
   FOOD, BEVERAGE & TOBACCO -- 8.6%
     Anheuser Busch                144,880     6,221
     Fortune Brands                 59,400     2,105
     General Mills (A)              96,600     6,677
     H.J. Heinz                    152,350     7,037
     Kellogg (A)                    45,600     4,189
     Philip Morris                 122,425     5,524
                                            --------
                                              31,753
                                            --------
   GAS/NATURAL GAS -- 3.1%
     Consolidated Natural Gas      115,850     6,705
     Williams Companies (A)        100,025     4,576
                                            --------
                                              11,281
                                            --------
   HOUSEHOLD PRODUCTS -- 0.7%
     Clorox                         19,775     2,761
                                            --------
   INSURANCE -- 8.8%
     American General (A)          107,500     5,724
     Jefferson Pilot (A)            46,325     3,292
     Lincoln National               34,150     2,425
     Marsh & McLennan              144,550    11,194
     Safeco (A)                     80,200     3,840
     St. Paul                       72,500     5,687
                                            --------
                                              32,162
                                            --------
   MACHINERY -- 6.8%
     Dresser Industries (A)        138,125     5,767
     General Electric               52,725     3,701
     Minnesota Mining &
        Manufacturing               51,650     4,894
     National Service
        Industries (A)              89,000     4,389
     Tenneco (A)                   130,650     6,091
                                            --------
                                              24,842
                                            --------
   MEDICAL PRODUCTS & SERVICES -- 2.6%
     Baxter International          165,775     9,584
                                            --------

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INCOME EQUITY FUND (continued)
-------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
-------------------------------------------------------
   Common Stocks (continued)
   PAPER & PAPER PRODUCTS -- 4.4%
     International Paper (A)        65,170  $  3,649
     Georgia-Pacific (A)            32,900     3,107
     Union Camp (A)                 61,400     3,596
     Weyerhaeuser                   93,775     5,837
                                            --------
                                              16,189
                                            --------
   PETROLEUM & FUEL PRODUCTS -- 8.9%
     Amoco                          92,225     8,669
     Atlantic Richfield             93,350     6,984
     Chevron (A)                    68,000     5,380
     Mobil                          47,550     3,638
     Phillips Petroleum             98,925     4,557
     Texaco (A)                     29,800     3,459
                                            --------
                                              32,687
                                            --------
   PRINTING & PUBLISHING -- 5.7%
     Dow Jones                      67,025     2,895
     McGraw-Hill                   219,125    14,859
     R.R. Donnelley & Sons (A)      77,850     3,129
                                            --------
                                              20,883
                                            --------
   RAILROADS -- 1.2%
     Union Pacific                  60,250     4,319
                                            --------
   RETAIL -- 3.7%
     J.C. Penney                   134,025     7,840
     May Department Stores (A)     100,725     5,628
                                            --------
                                              13,468
                                            --------
   SPECIALTY MACHINERY -- 2.4%
     Cooper Industries             159,925     8,886
                                            --------
   TELEPHONES & TELECOMMUNICATIONS -- 7.1%
     Ameritech                      80,925     5,457
     Bell Atlantic (A)              67,475     4,896
     Bellsouth                      64,900     3,075
     GTE                            52,075     2,421
     NYNEX                          56,300     3,121
     SBC Communications             56,025     3,316
     US West                       100,170     3,662
                                            --------
                                              25,948
                                            --------
     TOTAL COMMON STOCK
       (Cost $258,214)                       357,711
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Commercial Paper -- 16.2%
     Bankers Trust New York (B) (C)
       5.700%, 12/12/97            $15,500 $  15,500
     Baxter International* (C)
       5.705%, 08/04/97             10,000     9,995
     Hercules* (C)
       5.641%, 08/04/97              8,500     8,496
     Progress Funding,* Ser A (C)
       5.667%, 08/07/97             12,500    12,488
     Safeco Credit* (C)
       5.718%, 08/12/97              4,000     3,994
       5.729%, 08/18/97              5,000     4,985
     South Western Electric* (C)
       5.614%, 08/14/97              4,000     3,992
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $59,450)                         59,450
                                            --------
   Certificates of Deposit - Yankee -- 4.1%
     Fuji Bank, Chicago (C)
       5.620%, 08/01/97              5,000     5,000
       5.620%, 08/11/97             10,000    10,039
                                            --------
     TOTAL CERTIFICATES OF DEPOSIT - YANKEE
       (Cost $15,039)                         15,039
                                            --------
   Cash Equivalents -- 0.2%
     AIMLiquid Asset Money Fund (C)     83        83
     Janus Money Fund (C)              661       661
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $744)                               744
                                            --------
   Repurchase Agreements -- 12.4%
     JP Morgan Securities, Inc.
       5.78%, dated 07/31/97,
       matures 08/01/97, repurchase
       price $10,344,655
       (collateralized by FHLMC,
       par value $10,699,000,
       10/31/97: market
       value $10,550,583)           10,343    10,343

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INCOME EQUITY FUND (concluded)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Repurchase Agreements (continued)
     Paine Webber (C)
       6.00%, dated 07/31/97, matures
       08/01/97, repurchase price
       $2,000,333                $   2,000  $  2,000
     Salomon Brothers (C)
       5.90%, dated 07/31/97, matures
       08/01/97, repurchase price
       $33,005,408                  33,000    33,000
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $45,343)                         45,343
                                            --------
   TOTAL INVESTMENTS -- 130.4%
     (Cost $378,790)                         478,287
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (30.1%)           (110,233)
                                            --------
   OTHER ASSETS AND LIABILITIES,
     NET -- (0.3%)                           (1,177)
                                            --------
-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 19,366,427
       outstanding shares
       of beneficial interest               $227,975
     Fund Shares of Retail Shares
       (unlimited authorization -- no
       par value) based on 775,778
       outstanding shares of
       beneficial interest                    10,623
     Undistributed net investment income          81
     Accumulated net realized gain
       on investments                         28,701
     Net unrealized appreciation
       on investments                         99,497
                                            --------
   TOTAL NET ASSETS-- 100.0%                $366,877
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $18.21
                                            ========
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- RETAIL SHARES               $18.24
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL SHARES ($18.24 / 95.5%)           $19.10
                                            ========
----------------------------------------------------
* REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 1997 WAS $107,043,096.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
(C) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
-------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
-------------------------------------------------------
   Common Stocks -- 95.5%
   AIR TRANSPORTATION -- 1.2%
     AMR* (A)                       11,000  $  1,183
                                            --------
   AIRCRAFT -- 2.3%
     Allied Signal                  16,600     1,531
     Boeing                         12,000       706
                                            --------
                                               2,237
                                            --------
   BANKS -- 12.1%
     BankBoston                     14,400     1,223
     Bankers Trust                   5,000       506
     Chase Manhattan Bank           13,500     1,533
     Citicorp                       13,500     1,833
     Comerica                       20,000     1,512
     CoreStates                     15,000       925
     First Bank System (A)          11,000       979
     First Union (A)                11,000     1,116
     H.F. Ahmanson (A)              10,000       532
     Merchantile Bancorp (A)        15,000     1,058
     NationsBank (A)                 6,524       464
                                            --------
                                              11,681
                                            --------
   CHEMICALS -- 0.8%
     IMC Fertilizer Group           22,900       723
                                            --------
   COMPUTERS & SOFTWARE SERVICES -- 13.4%
     3Com*                          10,000       547
     Cisco Systems*                 20,000     1,591
     Compaq Computer* (A)           43,000     2,456
     Computer Associates
       International                32,550     2,215
     EMC*                           15,000       757
     Gateway 2000* (A)              10,000       382
     Oracle*                         7,000       381
     Peoplesoft* (A)                26,400     1,544
     Quantum* (A)                   77,400     2,249
     Sun Microsystems* (A)          20,000       914
                                            --------
                                              13,036
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   DRUGS -- 7.6%
     American Home Products         12,000  $    989
     Amgen*                         10,000       588
     Eli Lilly                       9,426     1,065
     Forest Laboratories*           20,700       942
     Johnson & Johnson              13,000       810
     Merck                           9,000       935
     Pfizer                         16,000       954
     Schering Plough (A)            20,000     1,091
                                            --------
                                               7,374
                                            --------
   ENVIRONMENTAL SERVICES -- 0.5%
     U.S. Filter* (A)               15,000       453
                                            --------
   FINANCIAL SERVICES -- 6.8%
     American Express                5,000       419
     Bear Stearns (A)               27,562     1,125
     Franklin Resources (A)         15,000     1,274
     Household International         2,500       324
     Merrill Lynch                  10,000       704
     S&P 500 Depositary Receipt         10       953
     The Money Store (A)            49,000     1,758
                                            --------
                                               6,557
                                            --------
   FOOD, BEVERAGE & TOBACCO -- 6.3%
     Coca Cola                      18,800     1,302
     PepsiCo                        20,000       766
     Philip Morris                  57,500     2,595
     RJR Nabisco                    21,000       689
     UST                            25,650       745
                                            --------
                                               6,097
                                            --------
   GAS/NATURAL GAS -- 0.6%
     El Paso Natural Gas             6,000       347
     Noram Energy                   15,000       240
                                            --------
                                                 587
                                            --------
   HOTELS & LODGING -- 0.3%
     HFS*                            5,000       291
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   HOUSEHOLD PRODUCTS -- 3.5%
     Alberto Culver, Cl A           40,000  $    958
     Clorox                          3,750       524
     Kimberly-Clark                 16,500       836
     Proctor & Gamble                7,000     1,065
                                            --------
                                               3,383
                                            --------
   INSURANCE -- 1.3%
     Hartford Financial Services
        Group                        8,000       697
     SunAmerica (A)                 10,000       605
                                            --------
                                               1,302
                                            --------
   LEISURE PRODUCTS -- 1.5%
     Mattel (A)                     12,500       434
     Nike (A)                       16,700     1,041
                                            --------
                                               1,475
                                            --------
   MACHINERY -- 1.1%
     Deere                          18,000     1,024
                                            --------
   MEDICAL PRODUCTS & SERVICES -- 9.8%
     BioChem Pharma*                15,300       442
     Boston Scientific* (A)         20,000     1,435
     Columbia HCA Healthcare        15,000       484
     Guidant                        16,000     1,460
     Healthsouth Rehabilitation*    23,000       609
     Medpartners* (A)               60,000     1,425
     Pacificare Health Systems* (A) 10,000       707
     Tenet Healthcare* (A)          27,400       820
     United Healthcare (A)          37,500     2,137
                                            --------
                                               9,519
                                            --------
   MISCELLANEOUS BUSINESS SERVICES -- 2.6%
     Autodesk                       23,500       996
     Baan NV*                       10,000       690
     NCR*                              937        30
     Network General*               49,700       808
                                            --------
                                               2,524
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   PAPER & PAPER PRODUCTS -- 1.7%
     Champion International         13,000  $    806
     International Paper            15,000       840
                                            --------
                                               1,646
                                            --------
   PETROLEUM & FUEL PRODUCTS -- 0.4%
     Tidewater                       7,000       354
                                            --------
   PETROLEUM REFINING -- 2.7%
     Exxon                          15,000       964
     Mobil                          15,800     1,209
     Royal Dutch Petroleum           8,000       448
                                            --------
                                               2,621
                                            --------
   PROFESSIONAL SERVICES -- 0.5%
     Paychex (A)                    11,250       454
                                            --------
   RETAIL -- 8.0%
     Costco*                        14,500       549
     Dayton-Hudson (A)              20,000     1,293
     General Nutrition*             61,300     1,747
     Lowe's                         20,800       783
     Safeway* (A)                   27,600     1,480
     Sears Roebuck                   5,000       317
     Staples* (A)                   20,000       503
     TJX (A)                        36,000     1,076
                                            --------
                                               7,748
                                            --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 4.4%
     Adaptec*                       36,000     1,517
     Analog Devices* (A)            49,000     1,540
     Intel                          13,000     1,194
                                            --------
                                               4,251
                                            --------
   SPECIALTY MACHINERY -- 0.5%
     Solectron*                      6,250       493
                                            --------
   STEEL & STEEL WORKS -- 0.8%
     Aluminum Company of America     8,400       743
                                            --------

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND (continued)
------------------------------------------------------
DESCRIPTION                SHARES/PAR (000) VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   TELEPHONES & TELECOMMUNICATIONS-- 4.7%
     Ameritech                      15,200 $   1,025
     Lucent Technologies             6,805       578
     Newbridge Networks*            28,200     1,470
     Pairgain Technologies*         22,000       473
     WorldCom*                      30,000     1,048
                                            --------
                                               4,594
                                            --------
   WHOLESALE -- 0.1%
     Autoliv (A)                     3,410       119
                                            --------
     TOTAL COMMON STOCKS
       (Cost $64,708)                         92,469
                                            --------
   Equity Options -- (0.1%)
                                # of Contracts
                                --------------
     Pacificare August 65 Puts*
       08/15/97                         10         1
     Philip Morris August 47.5
       Calls* 08/15/97                (270)       (8)
                                            --------
     TOTAL EQUITY OPTIONS
       (Cost $(31))                               (7)
                                            --------
   Time Deposits -- 4.4%
     Sanwa Bank Limited
       5.844%, 08/01/97             $4,265     4,265
                                            --------
     TOTAL TIME DEPOSITS
       (Cost $4,265)                           4,265
                                            --------
   Commercial Paper -- 6.2%
     Martin Marietta Material# (C)
       5.644%, 08/07/97              4,000     3,996
     Safeco Credit# (C)
       5.729%, 08/18/97              2,000     1,995
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $5,991)                           5,991
                                            --------
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Certificates of Deposit -- 3.1%
     Bankers Trust (B) (C)
       5.701%, 07/15/98             $3,000  $  2,999
                                            --------
     TOTAL CERTIFICATES OF DEPOSIT
       (Cost $2,999)                           2,999
                                            --------
   Bank Note -- 2.6%
     PNC Bank (B) (C)
       5.672%, 02/13/98              2,500     2,505
                                            --------
     TOTAL BANK NOTE
       (Cost $2,505)                           2,505
                                            --------
   Cash Equivalents -- 1.7%
     AIMLiquid Asset Money Fund (C)    872       872
     Janus Money Fund (C)              818       818
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $1,690)                           1,690
                                            --------
   Repurchase Agreements -- 16.4%
     Salomon Brothers (C)
       5.90%, dated 07/31/97, matures
       08/01/97, repurchase price
       $16,002,622                  16,000    16,000
                                            --------
   TOTAL REPURCHASE AGREEMENTS
     (Cost $16,000)                           16,000
                                            --------
   TOTAL INVESTMENTS -- 130.0%
     (Cost $98,127)                          125,912
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (30.2%)             (29,185)
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.2%     156
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND (concluded)
------------------------------------------------------
DESCRIPTION                               VALUE (000)
------------------------------------------------------
   Net Assets:
     Fund Shares of Fiduciary Shares (unlimited
       authorization -- no par value)
       based on 5,592,308 outstanding shares
       of beneficial interest               $ 58,138
     Undistributed net investment income          23
     Accumulated net realized gain
       on investments                         10,937
     Net unrealized appreciation
       on investments                         27,785
                                             -------
   TOTAL NET ASSETS -- 100.0%                $96,883
                                             =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $17.32
                                             =======
----------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 1997 WAS $27,013,523.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JULY 31, 1997.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EMERGING GROWTH FUND
-------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
-------------------------------------------------------
   Common Stocks -- 90.5%
   AEROSPACE & DEFENSE -- 1.6%
     Remec*                         14,500  $    438
     SCI Systems*                    7,500       596
                                            --------
                                               1,034
                                            --------
   AIR TRANSPORTATION -- 1.6%
     Aar                            11,000       393
     Atlas Air*                      6,500       172
     ComAir Holdings                 2,250        61
     Expeditors International
        of Washington                4,000       152
     Mesaba Holdings*               10,000       169
     Trans World Airlines* (A)      17,500       120
                                            --------
                                               1,067
                                            --------
   APPAREL/TEXTILES -- 1.7%
     Interface Cl A                  6,500       180
     Jones Apparel Group*           10,000       519
     Ralph Lauren*                  15,000       402
                                            --------
                                               1,101
                                            --------
   BANKS -- 7.7%
     Astoria Financial (A)          20,000       965
     CBT Group, ADR*                 3,000       199
     Cullen/Frost Bankers            7,400       346
     First Security                 16,875       454
     Hibernia, Cl A                 12,500       189
     Merchantile Bancorp (A)        12,852       907
     Old Kent Financial              6,675       432
     PFF Bancorp*                    7,000       134
     Roslyn Bancorp                 20,000       479
     Union Planters                 15,000       793
     Zions Bancorp                   5,000       179
                                            --------
                                               5,077
                                            --------
   BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.1%
     Evergreen Media, Cl A* (A)      5,000       230
     SFX Broadcasting, Cl A* (A)     7,500       440
     Sinclair Broadcast Group Cl A*  2,500        87
                                            --------
                                                 757
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   BUILDING & CONSTRUCTION -- 1.5%
     Centex                          6,500  $    362
     Pacific Greystone*             15,000       298
     Southdown                       6,000       306
                                            --------
                                                 966
                                            --------
   CHEMICALS -- 0.3%
     Cytec Industries*               5,500       217
                                            --------
   COMMUNICATIONS EQUIPMENT -- 4.1%
     ADC Telecommunications*         8,600       347
     AFC Cable Systems*              8,400       240
     Ascend Communications*          7,000       381
     Ciena*                          5,000       281
     Digital Microwave*              6,500       278
     ECI Telecom                     5,000       163
     Encore Wire*                    9,000       342
     Nice Systems Limited, ADR*      8,000       305
     PRI Automation*                 5,000       248
     Tellabs* (C)                    2,500       150
                                            --------
                                               2,735
                                            --------
   COMPUTERS & SOFTWARE SERVICES -- 11.1%
     Aris*                           2,000        54
     Bea Systems*                    6,500       126
     BMC Software* (A)               9,000       542
     C-Net*                          6,500       173
     Clarify*                        7,000       122
     Cognex*                        10,000       340
     Cisco Systems*                  4,500       358
     CUC International* (A)          7,500       185
     Compuware*                      5,000       309
     Comverse Technology*            5,000       244
     Gasonics International*         5,000        93
     Geoworks*                       9,000        87
     HBO                            11,500       890
     Informix* (C)                  13,000       147
     JDA Software Group*             5,000       174
     McAfee Associates*             10,500       684
     New Era of Networks*            7,000        97
     Oracle*                         2,500       136
     Saville Systems Ireland,
       ADR* (A) (C)                 20,500     1,307

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   COMPUTERS & SOFTWARE SERVICES (CONTINUED)
     Stratus Computer*               7,500  $    409
     Sun Microsystems* (A)           3,000       137
     Symantec*                       7,100       171
     Sync Research*                 17,000        76
     Verilink*                       5,750        62
     Viasoft*                        7,500       454
                                            --------
                                               7,377
                                            --------
   CONCRETE & MINERAL PRODUCTS -- 0.2%
     Ferro                           4,000       148
                                            --------
   CONSUMER PRODUCTS -- 1.4%
     Nine West Group*                8,500       341
     Wolverine World Wide           21,937       599
                                            --------
                                                 940
                                            --------
   DRUGS & BIOTECHNOLOGY -- 5.0%
     Agouron Pharmecutical* (A)      3,000       287
     Alexion Pharmaceuticals*        7,500        79
     Arqule*                        10,000       165
     Aviron* (A)                    10,000       272
     Axogen Limited Units*           7,500       247
     Boston Scientific*              3,200       230
     Cell Genesys*                  15,000        88
     ChiRex*                         1,000        17
     Cytyc                           8,700       203
     Dura Pharmaceuticals* (A)       7,000       273
     IDEC Pharmaceuticals*           5,000       136
     Jones Medical Industries (A)   14,000       415
     Liposome* (A)                  19,000       134
     Medicis Pharmaceutical, Cl A*   5,000       226
     Neurocrine Biosciences*        10,000        91
     Oncogene Science*              15,000       120
     Parexel International*          7,500       289
                                            --------
                                               3,272
                                            --------
   ENVIRONMENTAL SERVICES -- 1.3%
     United Waste Systems* (A)       8,500       363
     USA Waste Services*            12,800       516
                                            --------
                                                 879
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   FINANCIAL SERVICES -- 2.8%
     Finova Group                    2,800  $    253
     First American, Tennessee      21,000       892
     Firstplus Financial Group* (A) 10,000       456
     JSB Financial                   6,000       265
                                            --------
                                               1,866
                                            --------
   FOOD, BEVERAGE & TOBACCO -- 1.3%
     Dean Foods                     10,000       482
     Earthgrains                     5,000       183
     Ralcorp Holdings* (C)          10,000       181
                                            --------
                                                 846
                                            --------
   GLASS PRODUCTS -- 0.2%
     Excel Industries                5,000       101
                                            --------
   HOTELS & LODGING -- 1.2%
     HFS*                           13,000       757
                                            --------
   HOUSEHOLD PRODUCTS -- 0.4%
     Helen of Troy Limited*          7,500       232
                                            --------
   INSURANCE -- 2.1%
     Arm Financial Group*           14,000       290
     CMAC Investment                 7,500       354
     Conseco Common                  5,000       204
     Reliastar Financial             5,000       383
     USF&G                           7,500       184
                                            --------
                                               1,415
                                            --------
   LEASING & RENTING -- 0.1%
     Rent-Way*                       4,000        59
                                            --------
   MACHINERY -- 3.3%
     Camco International            13,750       889
     Chart Industries               10,000       177
     Crane                          10,000       454
     DT Industries                   3,200       111
     Kuhlman                         8,500       263
     SPX                             5,000       260
                                            --------
                                               2,154
                                            --------

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   MEASURING DEVICES -- 1.5%
     Benchmarq Microelectronics*     1,500  $     34
     KLA Tencor*                     3,000       182
     Molecular Dynamics*             7,000       145
     Technitrol                      8,000       254
     Thermoquest*                   15,000       255
     Veeco Instruments*              2,500       124
                                            --------
                                                 994
                                            --------
   MEDICAL PRODUCTS & SERVICES -- 4.2%
     Biochem Pharma*                 9,500       274
     Cardiothoracic Systems* (A)    12,500       173
     ESC Medical Systems Limited*    5,000       167
     Express Scripts Cl A*           2,500       112
     FPA Medical Management*         5,000       133
     Genesis Health Ventures* (A)    5,000       169
     IMPATH*                         4,000       105
     Medquist*                       3,750       124
     Molecular Devices*              5,000        95
     Rehabcare*                      2,500        82
     Renal Treatment Centers* (A)   15,000       443
     Sabratek* (A)                   3,100        84
     Safeskin*                       7,500       248
     Staar Surgical*                10,000       137
     Theragenics*                    1,500        43
     Universal Health Services*      5,500       223
     Veterinary Centers of America* 10,000       148
                                            --------
                                               2,760
                                            --------
   MISCELLANEOUS BUSINESS SERVICES-- 4.0%
     Abacus Direct*                 11,000       330
     Cognos*                        16,000       483
     Concord EFS* (A)               15,343       452
     E*Trade Group* (A)              7,500       229
     Individual*                    12,500        41
     Memberworks*                   10,000       181
     Midway Games* (A)               5,000       102
     Profit Recovery Group
        International*               5,000        83
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   MISCELLANEOUS BUSINESS SERVICES (CONTINUED)
     Sterling Commerce*              7,963  $    300
     Superior Services*              5,000       131
     Vantive*                       10,000       313
                                            --------
                                               2,645
                                            --------
   MISCELLANEOUS CONSUMER SERVICES -- 1.3%
     Corestaff*                      5,000       155
     Service International           7,500       255
     Stewart Enterprises, Cl A      10,500       454
                                            --------
                                                 864
                                            --------
   MISCELLANEOUS MANUFACTURING -- 0.7%
     Mueller Industries*             5,000       224
     Samsonite* (A)                  5,000       232
                                            --------
                                                 456
                                            --------
   PAPER & PAPER PRODUCTS -- 1.0%
     Shorewood Packaging*            7,500       158
     St. Joe                         6,000       515
                                            --------
                                                 673
                                            --------
   PETROLEUM & FUEL PRODUCTS -- 3.3%
     Diamond Offshore Drilling       2,500       233
     EVI*                           10,000       489
     Falcon Drilling* (A)           23,000       664
     Global Marine*                 12,000       344
     Key Energy Group* (A)           6,000       128
     Reading & Bates*                4,000       133
     Santa Fe International*         5,000       206
                                            --------
                                               2,197
                                            --------
   PRINTING & PUBLISHING -- 1.2%
     Central Newspapers, Cl A        6,500       454
     Digital Generations Systems*   12,000        74
     Electronics for Imaging*        5,000       275
                                            --------
                                                 803
                                            --------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   PROFESSIONAL SERVICES -- 1.9%
     Apollo Group, Cl A* (A)         5,000  $    186
     Childrens Comprehensive*        7,500       123
     Paychex (A)                    18,950       765
     Pre Paid Legal*                 7,500       184
                                            --------
                                               1,258
                                            --------
   RAILROADS -- 0.2%
     Hub Group*                      4,500       151
                                            --------
   RETAIL -- 5.5%
     Bed Bath & Beyond*              6,000       198
     CKE Restaurants                 8,500       294
     Cost Plus*                      5,000       128
     Family Dollar Stores           10,000       326
     Gadzooks*                       5,000        86
     Goody's Family Clothing* (A)   10,000       345
     MSC Industrial Direct* (A)      5,000       216
     Omnicare                       11,000       324
     Pier 1 Imports                 12,000       212
     Planet Hollywood* (A)           5,000       114
     Ross Stores                     5,000       158
     Shopko Stores                  15,000       433
     Showbiz Pizza Time*            16,000       370
     Staples* (A)                   16,500       415
                                            --------
                                               3,619
                                            --------
   RUBBER & PLASTIC -- 0.5%
     Carlisle                        8,000       332
                                            --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 4.7%
     Altera* (C)                     9,000       543
     Cymer*                          3,500       256
     Hadco*                          1,000        66
     Lernout & Hauspie Speech* (A)   6,500       202
     Level One Communications*       3,500       149
     Sanmina* (A)                    3,300       240
     Semtech*                        6,500       294
     Triquint Semiconductor*         3,000       105
     Ultratech Stepper*              9,500       242
     Vitesse Semiconductor*          9,750       472
-------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
-------------------------------------------------------
   Common Stocks (continued)
   SEMI-CONDUCTORS/INSTRUMENTS (CONTINUED)
     VLSI Technology*               18,000  $    533
                                            --------
                                               3,102
                                            --------
   SPECIALTY MACHINERY -- 0.4%
     U.S. Filter* (A)                9,000       272
                                            --------
   STEEL & STEEL WORKS -- 0.4%
     Lone Star Technologies*         5,000       158
     Tubos de Mexico Acero, ADR*     6,500       122
                                            --------
                                                 280
                                            --------
   REAL ESTATE -- 1.2%
     Boston Properties*              7,000       195
     Felcor Suite Hotels             9,000       351
     INMC Mortgage Holdings         10,000       241
                                            --------
                                                 787
                                            --------
   TELEPHONES & TELECOMMUNICATIONS -- 5.0%
     Advanced Fibre Communication*   7,000       489
     Boston Communications Group*    7,500       102
     Brightpoint*                   10,500       314
     Intermedia Communications
       of Florida*                  10,000       364
     MRV Communications*            10,000       309
     Omnipoint Communications*       6,000        92
     Pacific Gateway Exchange*       5,000       183
     Qualcomm*                       4,000       185
     Star Telecommunications*       10,000       164
     Tel-Save Holdings*              7,500       128
     WorldCom*                      27,500       961
     Xcellenet*                      5,000        43
                                            --------
                                               3,334
                                            --------
   TESTING LABORATORIES -- 1.2%
     Curative Technologies*          5,000       158
     Martek Biosciences*             7,500        68
     Quintiles Transnational* (A)    7,500       565
                                            --------
                                                 791
                                            --------
   TRUCKING -- 0.3%
     U.S. Express Enterprises*       2,500        46
     Yellow*                         5,000       135
                                            --------
                                                 181
                                            --------

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (continued)
------------------------------------------------------
DESCRIPTION               SHARES/PAR (000) VALUE (000)
------------------------------------------------------
   Common Stocks (continued)
   WHOLESALE -- 1.7%
     Barrett Resources*              6,100  $    177
     Cardinal Health (A)             9,500       591
     Central Garden & Pet* (A)       9,500       245
     Physician Sales & Services*     7,000       130
                                            --------
                                               1,143
                                            --------
     TOTAL COMMON STOCKS
       (Cost $47,555)                         59,642
                                            --------
   Equity Options -- (0.6%)
                                # of Contracts
                                --------------
     Altera September 65 Calls*
       09/19/97                        (30)       (7)
     Ascend Communications
       August 50 Puts* 08/15/97         70         7
     Ascend Communications
       September 60 Calls* 09/19/97    (70)      (18)
     Boston Scientific August 60
       Puts* 08/15/97                   32         --
     Boston Scientific August 65
       Calls* 08/15/97                 (32)      (22)
     Cisco Systems August 80
       Calls* 08/15/97                 (25)       (8)
     Compuware August 45
       Calls* 08/15/97                 (50)      (83)
     Cytyc August 35 Calls* 08/15/97   (50)        --
     Evergreen Media August
       45 Puts* 08/15/97                25         2
     Evergreen Media August
       50 Puts* 08/15/97                25        10
     Falcon Drilling August 27.5
       Calls* 08/15/97                 (60)      (10)
     HBO August 65 Calls* 08/15/97     (25)      (31)
     Informix September 12.5
       Calls* 09/19/97                (130)      (11)
     Ralcorp Holdings September
       17.5 Calls* 09/19/97           (100)      (18)
     Saville Systems August 55
       Calls* 08/15/97                 (95)      (80)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Equity Options (continued)
                               # of Contracts
                               --------------
     Saville Systems September
       60 Calls* 09/19/97              (45) $    (28)
     SCI Systems August 70
       Puts* 08/15/97                   40         2
     Tellabs August 60 Calls* 08/15/97 (25)       (6)
     Viasoft August 40 Puts* 08/15/97   75         --
     Viasoft August 55 Calls* 08/15/97 (75)      (53)
     Wolverine World Wide
       September 30 Calls* 09/19/97   (217)      (19)
                                            --------
     TOTAL EQUITY OPTIONS
       (Cost $(147))                            (373)
                                            --------
   Time Deposits -- 12.1%
     Sanwa Bank Limited
       5.844%, 08/01/97              7,987     7,987
                                            --------
     TOTAL TIME DEPOSITS
       (Cost $7,987)                           7,987
                                            --------
   Commercial Paper -- 3.6%
     Martin Marietta Material# (B)
       5.644%, 08/07/97              2,400     2,398
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $2,398)                           2,398
                                            --------
   Repurchase Agreements -- 10.0%
     Salomon Brothers (B)
       5.90%, dated 07/31/97, matures
       08/01/97, repurchase price
       $7,001,147                    7,000     7,000
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $7,000)                           7,000
                                            --------
   Cash Equivalents -- 1.0%
     AIMLiquid Asset Money Fund (B)     48        48
     Janus Money Fund (B)              626       626
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $674)                               674
                                            --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (concluded)
-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
   TOTAL INVESTMENTS -- 116.6%
     (Cost $65,465)                         $ 77,328
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (15.2%)            (10,072)
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- (1.4%)  (920)
                                            --------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 4,608,545
       outstanding shares
       of beneficial interest                 49,513
     Undistributed net investment income          10
     Accumulated net realized gain
       on investments                          4,950
     Net unrealized appreciation
       on investments                         11,863
                                            --------
   TOTAL NET ASSETS -- 100.0%                $66,336
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $14.39
                                            ========
----------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JULY 31, 1997 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JULY 31, 1997 WAS $9,745,926.
(B) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.
(C) DENOTES SECURITIES COVERING OUTSTANDING OPTIONS HELD IN A SEGREGATED ACCOUNT BY THE CUSTODIAN BANK.

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
-------------------------------------------------------
   Foreign Common Stocks -- 97.1%
   FINLAND -- 0.5%
     Nokia AB, Cl A                  3,000  $    259
                                            --------
   FRANCE -- 7.9%
     Alcatel Alsthom                 2,636       344
     AXA-UAP                         6,000       392
     Banque Nationale Paris, Cl A    3,951       188
     Carrefour                         675       455
     Castorama                       2,147       257
     Danone                          2,000       315
     Elf Aquitaine                   2,385       272
     Essilor International             750       211
     Group Assurances                5,800       140
     Lafarge                         2,927       206
     LVMH Moet Hennesy               1,800       461
     Pathe                             770       152
     Schneider                       5,079       294
     Societe Generale                1,851       244
     Valeo                           3,557       224
                                            --------
                                               4,155
                                            --------
   GERMANY -- 9.0%
     Allianz                         2,140       548
     BASF                           12,000       462
     Bayer                           9,500       405
     Daimler Benz                    6,000       509
     Degussa                         5,000       284
     Deutsche Bank                   4,000       270
     Gehe                            4,250       266
     Linde                             300       219
     RWE                             7,500       333
     Siemens                         9,500       662
     Veba                            8,000       464
     Volkswagen                        350       268
                                            --------
                                               4,690
                                            --------
   HONG KONG -- 4.3%
     Amoy Properties               100,000       112
     Cheung Kong Holdings           40,000       444
     Hong Kong & China Gas         180,000       391
     HSBC Holdings                  12,816       447
     Hutchison Whampoa              40,000       390
     New World Development          40,000       288
     Swire Pacific, Cl A            20,000       190
                                            --------
                                               2,262
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Foreign Common Stocks (continued)
   ITALY -- 3.4%
     Assicurazioni Generali         12,000  $    245
     ENI SPA                        80,000       467
     Fiat SPA                       44,000       145
     Istituto Mobiliare Italiano    18,000       173
     Istituto Nazionale
       Assicurazioni               100,000       146
     Parmalat Finanziaria          100,000       139
     Telecom Italia Mobile          60,000       202
     Telecom Italia SPA-RNC         68,500       244
                                            --------
                                               1,761
                                            --------
   JAPAN -- 29.6%
     Amada                          47,000       362
     Amada Metrecs                  30,000       319
     Asahi Breweries Limited        27,000       410
     Asahi Organic Chemical         63,000       278
     Best Denki                     33,000       295
     Canon Sales                     8,000       178
     Chugai Pharmaceutical          34,000       302
     Chugoku Electric Power         11,000       184
     CSK                            12,600       488
     Daiwa Securities               36,000       247
     Fuji Bank                      21,000       273
     Fujisawa Pharmaceutical        40,000       409
     Gun-ei Chemicals               96,000       221
     Hitachi Cable                  54,000       488
     Industrial Bank of Japan       19,760       275
     Kamigumi Limited               52,000       258
     Kansai Electric Power          16,700       322
     Katokichi                      20,000       355
     Kuraray                        40,000       385
     Mabuchi Motor                   4,200       267
     Maeda                          46,000       230
     Makita                         30,000       451
     Matsushita Electric Works      40,000       503
     Meiji Seika                    69,000       353
     Mitsubishi Heavy Industries    50,000       353
     Mitsui Marine & Fire           45,000       309
     Mitsukoshi                     48,000       295
     NGK Insulators                 29,000       314
     Nissan Motors                  53,000       364

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (continued)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Foreign Common Stocks (continued)
   JAPAN (CONTINUED)
     Nisshin Steel                 110,000  $    252
     Nomura Securities              21,000       298
     Ryobi Limited                  78,000       256
     Sanyo Electric                 90,000       377
     Seven Eleven                    6,000       476
     Shizuoka Bank                  28,000       303
     Sumitomo Bank                  19,000       305
     Sumitomo Trust & Banking       26,000       246
     Taisei                         77,000       310
     Takara Standard                43,000       347
     Tokio Marine & Fire Insurance  30,000       383
     Tokyo Gas Limited             112,000       278
     Tomen                         120,000       279
     Toppan Printing                31,000       497
     Toshiba                        65,000       421
     Toyo Ink Manufacturing         78,000       271
     Toyo Tire & Rubber            100,000       265
     Yamato Transportation          39,000       494
                                            --------
                                              15,546
                                            --------
   MALAYSIA -- 2.1%
     AMMB Holdings Berhad           20,000       114
     Edaran Otomobil                10,000        81
     Hicom Holdings                 50,000        91
     Malayan Banking Berhad         12,000       114
     Petronas Gas                   40,000       140
     Rothmans of Pall Mall          10,000       104
     Sime Darby                     40,000       126
     Telekom Malaysia*              30,000       110
     United Engineers               20,000       140
     YTL                            30,000        94
                                            --------
                                               1,114
                                            --------
   NETHERLANDS -- 6.1%
     Aegon                           5,106       387
     Ahold                          15,918       460
     Akzo                            2,000       310
     Elsevier                       15,000       264
     IHC Caland                      4,000       216
     Philips Electronics             5,000       405
     Royal Dutch Petroleum           6,000       336
     Unilever                        2,000       439
     Wolters Kluwer                  3,030       399
                                            --------
                                               3,216
                                            --------
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Foreign Common Stocks (continued)
   PHILIPPINES -- 0.8%
     Ayala, Cl B                    46,875  $     30
     Ayala Land, Cl B               97,500        73
     DMCI Holdings                 120,000        30
     JG Summit Holdings            127,000        19
     Manila Electric, Cl B          11,700        51
     Metropolitan Bank & Trust Co.   3,871        75
     Petron                        134,400        28
     Philippine Long Distance
        Telephone                    2,000        67
     SM Prime Holdings             185,000        49
                                            --------
                                                 422
                                            --------
   SINGAPORE -- 1.5%
     DBS Land                       40,000       125
     Development Bank of Singapore  15,000       195
     Keppel                         12,500        54
     Singapore Airlines             15,000       141
     Singapore Tech Industrial      40,000       101
     Singapore Telecommunications   40,000        76
     United Overseas Bank           10,000       109
                                            --------
                                                 801
                                            --------
   SPAIN -- 2.1%
     Banco Bilbao-Vizcaya            7,500       196
     Banco de Santander              5,250       147
     Empresa Nacional de
       Electricidad                 14,000       288
     Iberdrola                      10,000       111
     Repsol                          3,500       140
     Telefonica de Espana            8,000       214
                                            --------
                                               1,096
                                            --------
   SWEDEN -- 2.6%
     Abb AB, Cl A                   13,500       180
     Astra AB, Cl A                 9,333       167
     Electrolux AB, Cl B             2,300       178
     Ericsson, Cl B                  7,500       338
     Getinge Industrier, Cl B        4,700        78
     Sandvik AB                      5,700       173
     SKF AB, Cl B                    6,000       160
     Svenska Handlesbanken           3,000        93
                                            --------
                                               1,367
                                            --------

    The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (concluded)
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
   Foreign Common Stocks (continued)
   SWITZERLAND -- 6.4%
     Abb - Asea Brown Boveri Group     300  $    426
     Alusuisse Lonza Holding Bearer    250       227
     Ciba Speciality Chemicals*        320        29
     Credit Suisse Group             3,000       404
     Nestle                            300       381
     Novartis                          320       513
     Roche Holdings                     50       483
     SMH PC                            400       229
     Union Bank of Switzerland         250       278
     Zuerich Versicherung              950       387
                                            --------
                                               3,357
                                            --------
   THAILAND -- 0.7%
     Advanced Info Service           4,700        37
     Bangkok Bank                    8,700        68
     Electricity Generating         26,000        77
     PTT Exploration                 5,200        77
     Siam Commercial Bank           20,000        86
                                            --------
                                                 345
                                            --------
   UNITED KINGDOM -- 18.1%
     Abbey National                 30,000       412
     Associated British Ports       50,000       216
     British Airport Authority      46,239       435
     BTR                            75,000       233
     Cable & Wireless               46,410       467
     General Accident               40,000       603
     Glaxo Wellcome                 35,533       753
     Granada Group                  40,000       550
     Hardy Oil & Gas                40,000       233
     Hays                           50,000       466
     Lloyds TSB Group               55,000       609
     Marks & Spencer                60,410       584
     National Grid Group            33,000       139
     Prudential                     52,963       507
     Reuters Holdings               40,000       432
     Rexam                          50,000       203
     Rio Tinto                      20,000       324
     Shell Transportation &
        Trading                    105,000       776
     Southern Electric              55,384       406
     Standard Chartered Bank        30,000       494
     Zeneca Group                   20,000       663
                                            --------
                                               9,505
                                            --------
-------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
-------------------------------------------------------
   Foreign Common Stocks (concluded)
   UNITED STATES -- 2.0%
     Latin America Equity Fund      55,000  $  1,035
                                            --------
     TOTAL FOREIGN COMMON STOCKS
       (Cost $45,065)                         50,931
                                            --------
   Foreign Preferred Stock -- 0.2%
   GERMANY -- 0.2%
     Jungheinrich                      700       107
                                            --------
     TOTAL FOREIGN PREFERRED STOCK
       (Cost $164)                               107
                                            --------
   Cash Equivalent -- 0.7%
     SEI Prime Obligation              374       374
                                            --------
     TOTAL CASH EQUIVALENT
       (Cost $374)                               374
                                            --------
   TOTAL INVESTMENTS -- 98.0%
     (Cost $45,603)                           51,412
                                            --------
   OTHER ASSETS AND LIABILITIES, NET-- 2.0%    1,055
                                            --------
   Net Assets:
     Fund Shares of Fiduciary Shares
       (unlimited authorization -- no
       par value) based on 1,356,208
       outstanding shares
       of beneficial interest                 46,393
     Undistributed net investment income          59
     Accumulated net realized gain
        on investments                           247
     Net unrealized depreciation on forward
       foreign currency contracts, foreign
       currency and translation of other assets
       and liabilities in foreign currency       (41)
     Net unrealized appreciation
       on investments                          5,809
                                            --------
   TOTAL NET ASSETS -- 100.0%                $52,467
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY SHARES      $38.69
                                            ========
* NON-INCOME PRODUCING SECURITIES.
PC--PARTICIPATING CERTIFICATE

    The accompanying notes are an integral part of the financial statements.

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

[LOGO OMITTED] HIGHMARK [SERVICE MARK] FUNDS

STATEMENTS OF OPERATIONS (000)

For the Period Ended July 31, 1997


                                                               100%
                                                           U.S.TREASURY       DIVERSIFIED    CALIFORNIA TAX-FREE    U.S. GOVERNMENT
                                                           MONEY MARKET       MONEY MARKET       MONEY MARKET         MONEY MARKET
                                                               FUND              FUND              FUND                   FUND
                                                          --------------     --------------   ------------------    ----------------
Interest Income ........................................     $22,612            $40,348            $4,701               $12,216
Dividend Income ........................................          --                 --                --                    --
                                                             -------            -------            ------               -------
           Total Investment Income .....................      22,612             40,348             4,701                12,216
                                                             -------            -------            ------               -------
Expenses: ..............................................
   Administrative and Accounting Fees ..................         908              1,230               223                   453
   Administrative Fees Waived ..........................         (45)               (88)              (15)                  (14)
   Investment Advisor Fees .............................       1,506              2,182               391                   839
   Investment Advisor Fees Waived ......................        (129)                --              (256)                   --
   Shareholder Servicing Fees ..........................       1,076              1,091               235                   567
   Shareholder Servicing Fees Waived ...................      (1,050)            (1,091)             (235)                 (548)
   Custodian Fees ......................................          74                 15                 2                    45
   Professional Fees ...................................          90                 70                 8                    65
   Registration Fees ...................................          19                 70                 9                    59
   Transfer Agency Fees ................................          40                 38                 8                    33
   Distribution Fees (1) ...............................         553              1,002               250                   121
   Distribution Fees Waived ............................        (194)              (198)              (21)                  (91)
   Insurance Fees ......................................          12                 14                 7                     7
   Trustees Fees .......................................          12                  6                 1                     5
   Printing Fees .......................................          33                  2                --                    31
   Miscellaneous Fees ..................................          23                 --                --                    65
                                                             -------            -------            ------               -------
           Total Expenses ..............................       2,928              4,343               607                 1,637
           Reduction of Expenses (2) ...................         (10)               (33)               (6)                   (5)
                                                             -------            -------            ------               -------
           Total Net Expenses ..........................       2,918              4,310               601                 1,632
                                                             -------            -------            ------               -------
   Net Investment Income ...............................      19,694             36,038             4,100                10,584
                                                             -------            -------            ------               -------
Net Realized Gain (Loss) on Investments ................          46                 31                --                    18
                                                             -------            -------            ------               -------
Change in Unrealized Appreciation (Depreciation)
   on Investments ......................................          --                 --                --                    --
                                                             -------            -------            ------               -------
Net Realized and Unrealized Gain on
   Investments .........................................          46                 31                --                    18
                                                             -------            -------            ------               -------
Increase in Net Assets Resulting from
   Operations ..........................................     $19,740            $36,069           $ 4,100               $10,602
                                                             =======            =======           =======               =======


                                                          INTERMEDIATE-         TAX-FREE                              CONVERTIBLE
                                                            TERM BOND             BOND              BOND               SECURITIES
                                                              FUND                FUND              FUND                 FUND
                                                          --------------     --------------   ------------------    ----------------
Interest Income ........................................     $ 3,653            $   405            $4,422               $   337
Dividend Income ........................................       1,676                 --                --                   125
                                                             -------            -------            ------               -------
           Total Investment Income .....................       5,329                405             4,422                   462
                                                             -------            -------            ------               -------
Expenses:
   Administrative and Accounting Fees ..................         126                 14               152                    18
   Administrative Fees Waived ..........................          (8)                (2)              (25)                   (1)
   Investment Advisor Fees .............................         389                 42               483                    68
   Investment Advisor Fees Waived ......................          --                (41)             (188)                   --
   Shareholder Servicing Fees ..........................         102                 15               159                    16
   Shareholder Servicing Fees Waived ...................         (90)               (15)             (150)                  (16)
   Custodian Fees ......................................           4                  1                22                     2
   Professional Fees ...................................           8                  2                18                     2
   Registration Fees ...................................           2                  1                 7                     2
   Transfer Agency Fees ................................           7                 --                39                     2
   Distribution Fees (1) ...............................           8                 12                 2                    --
   Distribution Fees Waived ............................          (8)               (12)               (2)                   --
   Insurance Fees ......................................          --                 --                 3                    --
   Trustees Fees .......................................           1                 --                 3                    --
   Printing Fees .......................................          (2)                 2                 7                     2
   Miscellaneous Fees ..................................          --                 (1)               10                     1
                                                             -------            -------            ------               -------
           Total Expenses ..............................         539                 18               540                    96
           Reduction of Expenses (2) ...................          (3)                --                (1)                   (1)
                                                             -------            -------            ------               -------
           Total Net Expenses ..........................         536                 18               539                    95
                                                             -------            -------            ------               -------
   Net Investment Income ...............................       4,793                387             3,883                   367
                                                             -------            -------            ------               -------
Net Realized Gain (Loss) on Investments ................        (364)                 4              (119)                1,124
                                                             -------            -------            ------               -------
Change in Unrealized Appreciation (Depreciation)
   on Investments ......................................       2,370                576             2,823                   718
                                                             -------            -------            ------               -------
Net Realized and Unrealized Gain on
   Investments .........................................       2,006                580             2,704                 1,842
                                                             -------            -------            ------               -------
Increase in Net Assets Resulting from
   Operations ..........................................     $ 6,799            $   967            $6,587               $ 2,209
                                                             =======            =======            ======               =======

Amounts designated as "-" are either $0 or have been rounded to $0.
(1) All distribution fees are incurred in the Retail Class.
(2) See Note 3.
The accompanying notes are an integral part of the financial statements.

                                                         100 & 101

[LOGO OMITTED] HIGHMARK [SERVICE MARK] FUNDS

STATEMENTS OF OPERATIONS (000)


For the Period Ended July 31, 1997



                                                            GOVERNMENT                                                    VALUE
                                                            SECURITIES          BALANCED             GROWTH              MOMENTUM
                                                               FUND               FUND                FUND                 FUND
                                                          --------------     --------------      --------------       --------------
Interest Income ........................................     $ 1,773            $ 4,583              $   104             $   700
Dividend Income ........................................          14              2,008                1,380               3,901
Less: Foreign Taxes withheld, net of reclaims ..........          --                 --                   --                  --
                                                             -------            -------              -------             -------
           Total Investment Income .....................       1,787              6,591                1,484               4,601
                                                             -------            -------              -------             -------
Expenses:
   Administrative and Accounting Fees ..................          45                285                  240                 320
   Administration Fees Waived ..........................          (3)               (30)                 (22)                (21)
   Investment Advisor Fees .............................         137              1,026                  789               1,158
   Investment Advisor Fees Waived ......................          --                 --                 (122)                 --
   Shareholder Servicing Fees ..........................          37                307                  283                 276
   Shareholder Servicing Fees Waived ...................         (37)              (209)                (206)               (276)
   Custodian Fees ......................................           3                 22                   24                   8
   Professional Fees ...................................           5                 13                   20                  17
   Registration Fees ...................................           6                 11                    2                  22
   Transfer Agency Fees ................................           1                 11                   39                  18
   Distribution Fees (1) ...............................          --                 13                   11                  28
   Distribution Fees Waived ............................          --                 (3)                  (6)                 (6)
   Insurance Fees ......................................          --                 --                    1                   1
   Trustees Fees .......................................           1                  1                    1                   2
   Printing Fees .......................................           1                 --                   --                  (2)
   Miscellaneous Fees ..................................           4                  1                   --                  --
                                                             -------            -------              -------             -------
           Total Expenses ..............................         200              1,448                1,054               1,545
           Reduction of Expenses (2) ...................          (1)                (8)                  (2)                 (9)
                                                             -------            -------              -------             -------
           Total Net Expenses ..........................         199              1,440                1,052               1,536
                                                             -------            -------              -------             -------
   Net Investment Income ...............................       1,588              5,151                  432               3,065
                                                             -------            -------              -------             -------
Net Realized Gain (Loss) on Investments ................        (287)             7,454               40,894               2,055
                                                             -------            -------              -------             -------
Net Realized Gain (Loss) on Option Contracts ...........          --                 --                   --                  --
                                                             -------            -------              -------             -------
Net Realized Loss on Foreign Currency Transactions .....          --                 --                   --                  --
                                                             -------            -------              -------             -------
Change in Unrealized Appreciation (Depreciation)
   on Investments ......................................       1,569             36,114               28,516              68,691
                                                             -------            -------              -------             -------
Change in Unrealized Depreciation on Foreign Currency ..          --                 --                   --                  --
                                                             -------            -------              -------             -------
Net Realized and Unrealized Gain on Investments ........       1,282             43,568               69,410              70,746
                                                             -------            -------              -------             -------
Increase in Net Assets Resulting from Operations .......      $2,870            $48,719              $69,842             $73,811
                                                             =======            =======              =======             =======






                                                              INCOME             BLUE CHIP           EMERGING          INTERNATIONAL
                                                              EQUITY              GROWTH              GROWTH              EQUITY
                                                               FUND                FUND                FUND                FUND
                                                          --------------      --------------       --------------     --------------
Interest Income ........................................    $    168             $  250               $  233             $    13
Dividend Income ........................................      10,382                551                  130                 603
Less: Foreign Taxes withheld, net of reclaims ..........          --                 --                   --                 (43)
                                                            --------            -------               ------              ------
          Total Investment Income ......................     10,550                801                  363                 573
                                                            --------            -------               ------              ------
Expenses:
   Administrative and Accounting Fees ..................         679                 70                   47                  40
   Administration Fees Waived ..........................         (18)                (5)                  (3)                 (3)
   Investment Advisor Fees .............................       1,987                255                  230                 228
   Investment Advisor Fees Waived ......................          --                 --                   --                  (9)
   Shareholder Servicing Fees ..........................         779                 59                   39                  34
   Shareholder Servicing Fees Waived ...................        (665)               (59)                 (39)                (34)
   Custodian Fees ......................................          82                  4                    2                  21
   Professional Fees ...................................          86                  4                    4                  --
   Registration Fees ...................................          36                  4                    4                  --
   Transfer Agency Fees ................................          67                  2                    1                   1
   Distribution Fees (1) ...............................          29                 --                   --                  --
   Distribution Fees Waived ............................         (21)                --                   --                  --
   Insurance Fees ......................................          --                 --                   --                  --
   Trustees Fees .......................................           9                  1                   --                  --
   Printing Fees .......................................          21                  3                    4                   6
   Miscellaneous Fees ..................................          31                  1                    2                  10
                                                            --------            -------               ------              ------
           Total Expenses ..............................       3,102                339                  291                 294
           Reduction of Expenses (2) ...................          (7)                (2)                  (1)                 (1)
                                                            --------            -------               ------              ------
           Total Net Expenses ..........................       3,095                337                  290                 293
                                                            --------            -------               ------              ------
   Net Investment Income ...............................       7,455                464                   73                 280
                                                            --------            -------               ------              ------
Net Realized Gain (Loss) on Investments ................      34,297              8,315                3,445                (207)
                                                            --------            -------               ------              ------
Net Realized Gain (Loss) on Option Contracts ...........          --                 21                 (320)                 --
                                                            --------            -------               ------              ------
Net Realized Loss on Foreign Currency Transactions .....          --                 --                   --                 (59)
                                                            --------            -------               ------              ------
Change in Unrealized Appreciation (Depreciation)
   on Investments ......................................      65,148              7,929                1,474               5,628
                                                            --------            -------               ------              ------
Change in Unrealized Depreciation on Foreign Currency ..          --                 --                   --                 (27)
                                                            --------            -------               ------              ------
Net Realized and Unrealized Gain on Investments ........      99,445             16,265                4,599               5,335
                                                            --------            -------               ------              ------
Increase in Net Assets Resulting from Operations .......    $106,900            $16,729               $4,672              $5,615
                                                            ========            =======               ======              ======


Amounts designated as "--" are either $0 or have been rounded to $0.
(1) All distribution fees are incurred in the Retail Class.
(2) See Note 3.
The accompanying notes are an integral part of the financial statements.


                                                         102 & 103



[LOGO OMITTED] HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF CHANGES IN NET ASSETS (000)


                                                      100% U.S. TREASURY         DIVERSIFIED            CALIFORNIA TAX-FREE
                                                         MONEY MARKET            MONEY MARKET              MONEY MARKET
                                                             FUND                   FUND                        FUND
                                                   -----------------------  -----------------------  -----------------------
                                                     08/01/96   08/01/95      02/01/97  02/01/96       02/01/97  02/01/96
                                                   to 07/31/97 to 07/31/96  to 07/31/97 to 01/31/97  to 07/31/97 to 01/31/97
                                                   -----------------------  -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income .........................   $ 19,694   $  13,980    $   36,038 $   44,628     $   4,100    $   3,710
  Net Realized Gain (Loss) on Investments .......         46         (51)           31         85            --            1
  Change in Unrealized Appreciation
    (Depreciation) on Investments ...............         --          --            --         --            --           --
                                                    --------   ---------    ---------- ----------     ---------    ---------
  Net Increase in Net Assets Resulting
    From Operations .............................     19,740      13,929        36,069     44,713         4,100        3,711
                                                    --------   ---------    ---------- ----------     ---------    ---------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ............................     (9,631)     (9,032)      (20,558)   (26,589)       (1,618)      (1,211)
    Retail Shares ...............................    (10,063)     (4,948)      (15,480)   (18,042)       (2,478)      (2,500)
  Capital Gains:
    Fiduciary Shares ............................         --          --            --         --            --           --
    Retail Shares ...............................         --          --            --         --            --           --
                                                    --------   ---------    ---------- ----------     ---------    ---------
      Total Distributions .......................    (19,694)    (13,980)      (36,038)   (44,631)       (4,096)      (3,711)
                                                    --------   ---------    ---------- ----------     ---------    ---------
Change in Net Assets ............................         46         (51)           31         82             4           --
                                                    --------   ---------    ---------- ----------     ---------    ---------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................    181,083          --       283,586         --       114,246           --
    Proceeds from Shares Issued .................    444,667     541,337     2,066,619  4,063,181       131,018      281,820
    Reinvestment of Distributions ...............        740          45         4,034      6,239             6           --
    Cost of Shares Redeemed .....................   (556,386)   (558,614)   (1,905,972)(4,048,975)     (122,182)    (288,535)
                                                    --------   ---------    ---------- ----------     ---------    ---------
      Total Fiduciary Share Transactions ........     70,104     (17,232)      448,267     20,445       123,088       (6,715)
  Retail Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................    436,482          --       139,246         --        61,460           --
    Proceeds from Shares Issued .................    526,646     463,343       621,422  1,097,689       159,066      237,667
    Reinvestment of Distributions ...............      8,189       4,526        14,984     16,920         2,370        2,396
    Cost of Shares Redeemed .....................   (512,994)   (455,887)     (552,572)  (797,687)     (156,357)    (170,553)
                                                    --------   ---------    ---------- ----------     ---------    ---------
      Total Retail Share Transactions ...........    458,323      11,982       223,080    316,922        66,539      69,510
                                                    --------   ---------    ---------- ----------     ---------    ---------
Net Increase in Net Assets From
     Share Transactions .........................    528,427      (5,250)      671,347    337,367       189,627       62,795
                                                    --------   ---------    ---------- ----------     ---------    ---------
      Total Increase in Net Assets ..............    528,473      (5,301)      671,378    337,449       189,631       62,795
                                                    --------   ---------    ---------- ----------     ---------    ---------
Net Assets:
  Beginning of Period ...........................    273,963     279,264     1,100,137    762,688       186,895      124,100
                                                    --------   ---------    ---------- ----------     ---------    ---------
  End of Period .................................   $802,436   $ 273,963    $1,771,515 $1,100,137      $376,526     $186,895
                                                    ========   =========    =========  ==========     =========    =========
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of
      Stepstone or Highmark .....................    181,083          --       283,586         --       114,246           --
    Issued ......................................    444,667     541,337     2,066,619  4,063,181       131,018      281,820
    Issued in Lieu of Cash Distributions ........        740          45         4,034      6,239             6           --
    Redeemed ....................................   (556,386)   (558,614)   (1,905,972)(4,048,975)     (122,182)    (288,535)
                                                    --------   ---------    ---------- ----------     ---------    ---------
    Total Fiduciary Share Transactions ..........     70,104     (17,232)      448,267     20,445       123,088       (6,715)
                                                    --------   ---------    ---------- ----------     ---------    ---------
  Retail Shares:
    Issued from the reorganization of
       Stepstone or Highmark ....................    436,482          --       139,246        --                      61,460
    Issued ......................................    526,646     463,343       621,422  1,097,689       159,066      237,667
    Issued in Lieu of Cash Distributions ........      8,189       4,526        14,984     16,920         2,370        2,396
    Redeemed ....................................   (512,994)   (455,887)     (552,572)  (797,687)     (156,357)    (170,553)
                                                    --------   ---------    ---------- ----------     ---------    ---------
      Total Retail Share Transactions ...........    458,323      11,982       223,080    316,922        66,539       69,510
                                                    --------   ---------    ---------- ----------     ---------    ---------
Net Increase (Decrease) in Share Transactions ...    528,427      (5,250)      671,347    337,367       189,627       62,795
                                                    ========   =========    ========== ==========     =========    =========




                                                                                                          CALIFORNIA
                                                       U.S. GOVERNMENT          INTERMEDIATE-            INTERMEDIATE
                                                         MONEY MARKET             TERM BOND              TAX-FREE BOND
                                                             FUND                    FUND                     FUND
                                                   -----------------------  -----------------------  -----------------------
                                                     08/01/96   08/01/95       02/01/97  02/01/96      02/01/97    02/01/96
                                                   to 07/31/97 to 07/31/96  to 07/31/97 to 01/31/97   to 07/31/97 to 01/31/97
                                                   -----------------------  -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income ........................   $   10,584   $   11,248   $  4,793    $  8,435      $   387    $   467
  Net Realized Gain (Loss) on Investments ......           18           15       (364)     (2,153)           4         --
  Change in Unrealized Appreciation
    (Depreciation) on Investments ..............           --           --      2,370      (3,828)         576        (65)
                                                   ----------   ----------   --------    --------      -------    -------
  Net Increase in Net Assets Resulting
    From Operations ............................       10,602       11,263      6,799       2,454          967        402
                                                   ----------   ----------   --------    --------      -------    -------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ...........................       (8,350)      (7,541)    (4,648)     (8,016)        (202)      (235)
    Retail Shares ..............................       (2,234)      (3,707)      (157)       (326)        (176)      (217)
  Capital Gains:
    Fiduciary Shares ...........................           --           --         --          --           --         --
    Retail Shares ..............................           --           --         --          --           --         --
                                                   ----------   ----------   --------    --------      -------    -------
      Total Distributions ......................      (10,584)     (11,248)    (4,805)     (8,342)        (378)      (452)
                                                   ----------   ----------   --------    --------      -------    -------
Change in Net Assets ...........................           18           15      1,994      (5,888)         589        (50)
                                                   ----------   ----------   --------    --------      -------    -------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark ....................           --           --         --          --           --         --
    Proceeds from Shares Issued ................    1,103,212    1,221,391     13,541      42,015        4,761      5,838
    Reinvestment of Distributions ..............          253           11      3,112       5,582           93        111
    Cost of Shares Redeemed ....................   (1,001,968)  (1,229,676)   (16,318)    (24,514)      (1,268)    (2,702)
                                                   ----------   ----------   --------    --------      -------    -------
      Total Fiduciary Share Transactions .......      101,497       (8,274)       335      23,083        3,586      3,247
  Retail Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark ....................           --           --         --          --           --         --
    Proceeds from Shares Issued ................      331,210      712,337        126          22        5,443      1,852
    Reinvestment of Distributions ..............        2,297        3,476        157         326          160        217
    Cost of Shares Redeemed ....................     (366,427)    (688,578)      (436)     (1,278)        (498)      (502)
                                                   ----------   ----------   --------    --------      -------    -------
      Total Retail Share Transactions ..........      (32,920)      27,235       (153)       (930)       5,105      1,567
                                                   ----------   ----------   --------    --------      -------    -------
Net Increase in Net Assets From
     Share Transactions ........................       68,577       18,961        182      22,153        8,691      4,814
                                                   ----------   ----------   --------    --------      -------    -------
      Total Increase in Net Assets .............       68,595       18,976      2,176      16,265        9,280      4,764
                                                   ----------   ----------   --------    --------      -------    -------
Net Assets:
  Beginning of Period ..........................      227,197      208,221    155,624     139,359       13,226      8,462
                                                   ----------   ----------   --------    --------      -------    -------
  End of Period ................................   $  295,792   $  227,197   $157,800    $155,624      $22,506    $13,226
                                                   ==========   ==========   ========    ========      =======    =======
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of
      Stepstone or Highmark ....................           --           --         --          --           --         --
    Issued .....................................    1,103,212    1,221,391      1,339       4,141          486        603
    Issued in Lieu of Cash Distributions .......          253           11        309         550           10         11
    Redeemed ...................................   (1,001,968)  (1,229,676)    (1,618)     (2,410)        (129)      (278)
                                                   ----------   ----------   --------    --------      -------    -------
    Total Fiduciary Share Transactions .........      101,497       (8,274)        30       2,281          367        336
                                                   ----------   ----------   --------    --------      -------    -------
  Retail Shares:
    Issued from the reorganization of
       Stepstone or Highmark ...................           --          --          --          --           --         --
    Issued .....................................      331,210      712,337         13           2          563        190
    Issued in Lieu of Cash Distributions .......        2,297        3,476         16          32           16         23
    Redeemed ...................................     (366,427)    (688,578)       (44)       (125)         (51)       (52)
                                                   ----------   ----------   --------    --------      -------    -------
      Total Retail Share Transactions ..........      (32,920)      27,235        (15)        (91)         528        161
                                                   ----------   ----------   --------    --------      -------    -------
Net Increase (Decrease) in Share Transactions ..       68,577       18,961         15       2,190          895        497
                                                   ==========   ==========   ========    ========      =======    =======




                                                                                  CONVERTIBLE
                                                             BOND                  SECURITIES
                                                             FUND                     FUND
                                                    -----------------------  -----------------------
                                                       08/01/96  08/01/95       02/01/97  02/01/96
                                                    to 07/31/97 to 07/31/96  to 07/31/97 to 01/31/97
                                                    -----------------------  -----------------------
  Net Investment Income .........................     $ 3,883      $ 3,766     $  367       $  672
  Net Realized Gain (Loss) on Investments .......        (119)        (369)     1,124          812
  Change in Unrealized Appreciation
    (Depreciation) on Investments ...............       2,823         (465)       718        1,680
                                                      -------      -------     -------      -------
  Net Increase in Net Assets Resulting
    From Operations .............................       6,587        2,932      2,209         3,164
                                                      -------      -------     -------      -------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ............................      (3,682)      (3,703)       (371)        (672)
    Retail Shares ...............................         (50)         (63)         --           --
  Capital Gains:
    Fiduciary Shares ............................          --          (32)         --         (533)
    Retail Shares ...............................          --           (1)         --           --
                                                      -------      -------     -------      -------
      Total Distributions .......................      (3,732)      (3,799)       (371)      (1,205)
                                                      -------      -------     -------      -------
Change in Net Assets ............................       2,855         (867)      1,838        1,959
                                                      -------      -------     -------      -------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................          --           --          --           --
    Proceeds from Shares Issued .................      20,964       14,876       5,864        7,145
    Reinvestment of Distributions ...............       2,935        2,983         371        1,205
    Cost of Shares Redeemed .....................     (15,525)     (16,414)     (3,864)      (5,848)
                                                      -------      -------     -------      -------
      Total Fiduciary Share Transactions ........       8,374        1,445       2,371        2,502
  Retail Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................          --           --          --           --
    Proceeds from Shares Issued .................         222          754          --           --
    Reinvestment of Distributions ...............          53           60          --           --
    Cost of Shares Redeemed .....................        (858)        (177)         --           --
                                                      -------      -------     -------      -------
      Total Retail Share Transactions ...........        (583)         637          --           --
                                                      -------      -------     -------      -------
Net Increase in Net Assets From
     Share Transactions .........................       7,791        2,082       2,371        2,502
                                                      -------      -------     -------      -------
      Total Increase in Net Assets ..............      10,646        1,215       4,209        4,461
                                                      -------      -------     -------      -------
Net Assets:
  Beginning of Period ...........................      61,531       60,316      21,129       16,668
                                                      -------      -------     -------      -------
  End of Period .................................     $72,177      $61,531     $25,338      $21,129
                                                      =======      =======     =======      =======
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of
      Stepstone or Highmark .....................          --           --         --           --
    Issued ......................................       2,017        1,421        526          651
    Issued in Lieu of Cash Distributions ........         283          284         32          109
    Redeemed ....................................      (1,494)      (1,563)      (341)        (533)
                                                      -------      -------     -------      -------
    Total Fiduciary Share Transactions ..........         806          142        217          227
                                                      -------      -------     -------      -------
  Retail Shares:
    Issued from the reorganization of
       Stepstone or Highmark ....................          --           --          --           --
    Issued ......................................          21           71          --           --
    Issued in Lieu of Cash Distributions ........           5            6          --           --
    Redeemed ....................................         (83)         (17)         --           --
                                                      -------      -------     -------      -------
      Total Retail Share Transactions ...........         (57)          60          --           --
                                                      -------      -------     -------      -------
Net Increase (Decrease) in Share Transactions ...         749          202         217          227
                                                      =======      =======     =======      =======


Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                         104 & 105


[LOGO OMITTED] HIGHMARK [SERVICE MARK] FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                     GOVERNMENT SECURITIES         BALANCED                 GROWTH
                                                             FUND                    FUND                    FUND
                                                   -----------------------  -----------------------  -----------------------
                                                     02/01/97   02/01/96      02/01/97   02/01/96      08/01/96   08/01/95
                                                   to 07/31/97 to 01/31/96  to 07/31/97 to 01/31/97  to 07/31/97 to 07/31/96
                                                   -----------------------  -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income .........................   $ 1,588     $  2,713    $  5,151    $  9,417     $    432    $    354
  Net Realized Gain (Loss) on Investments .......      (287)      (1,410)      7,454      14,191       40,894       3,272
  Net Realized Gain (Loss) on Option Contracts ..        --           --          --          87           --          --
  Net Realized Gain (Loss) on Foreign
      Currency Transactions .....................        --           --          --          --           --          --
  Change in Unrealized Appreciation
    (Depreciation) on Investments ...............     1,569         (974)     36,114      18,736       28,516         155
  Change in Unrealized Depreciation on
    Foreign Currency ............................        --           --          --          --          --           --
                                                    -------      -------    --------    --------     --------    --------
Net Increase (Decrease) in Net Assets
    Resulting From Operations ...................     2,870          329      48,719      42,431       69,842       3,781
                                                    -------      -------    --------    --------     --------    --------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ............................    (1,582)      (2,681)     (4,955)     (9,025)        (354)       (333)
    Retail Shares ...............................        --           --        (113)       (265)         (12)        (21)
  Capital Gains:
    Fiduciary Shares ............................        --           --      (5,775)    (11,438)      (3,457)     (1,566)
    Retail Shares ...............................        --           --        (150)       (339)        (229)        (94)
                                                    -------      -------    --------    --------     --------    --------
      Total Distributions .......................    (1,582)      (2,681)    (10,993)    (21,067)      (4,052)     (2,014)
                                                    -------      -------    --------    --------     --------    --------
Change in Net Assets ............................     1,288       (2,352)     37,726      21,364       65,790       1,767
                                                    -------      -------    --------    --------     --------    --------
Share Transactions:
    Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................        --          --       44,366          --      184,625          --
    Proceeds from Shares Issued .................    14,934       17,762      49,160      81,907       29,160      17,443
    Reinvestment of Distributions ...............     1,582        2,681      10,043      19,069        3,648       1,858
    Cost of Shares Redeemed .....................   (11,930)     (13,434)    (47,541)    (48,042)     (24,942)     (4,577)
                                                    -------      -------    --------    --------     --------    --------
      Total Fiduciary Share Transactions ........     4,586        7,009      56,028      52,934      192,491      14,724
  Retail Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................        --           --         594          --        3,366          --
    Proceeds from Shares Issued .................        --           --         872       1,002        1,023       1,796
    Reinvestment of Distributions ...............        --           --         262         604          234         107
    Cost of Shares Redeemed .....................        --           --      (2,190)     (1,840)      (1,547)       (370)
                                                    -------      -------    --------    --------     --------    --------
      Total Retail Share Transactions ...........        --           --        (462)       (234)       3,076       1,533
                                                    -------      -------    --------    --------     --------    --------
Net Increase in Net Assets From
      Share Transactions ........................     4,586        7,009      55,566      52,700      195,567      16,257
                                                    -------      -------    --------    --------     --------    --------
      Total Increase in Net Assets ..............     5,874        4,657      93,292      74,064      261,357      18,024
                                                    -------      -------    --------    --------     --------    --------
Net Assets:
  Beginning of Period ...........................    51,382       46,725     316,364     242,300       44,338      26,314
                                                    -------      -------    --------    --------     --------    --------
  End of Period .................................   $57,256      $51,382    $409,656    $316,364     $305,695    $ 44,338
                                                    =======      =======    ========    ========     ========    ========
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued from the reorganization of
      Stepstone or Highmark .....................        --          --        3,120          --       13,293          --
    Issued ......................................     1,599        1,878       3,210       5,687        1,944       1,321
    Issued in Lieu of Cash Distributions ........       169          284         683       1,306          264         100
    Redeemed ....................................    (1,273)      (1,419)     (3,134)     (3,344)      (1,642)       (789)
                                                    -------      -------    --------    --------     --------    --------
    Total Fiduciary Share Transactions ..........       495          743       3,879       3,649       13,859         632
                                                    -------      -------    --------    --------     --------    --------
  Retail Shares:
    Issued from the reorganization of
      Stepstone or Highmark .....................        --           --          42          --          242          --
    Issued ......................................        --           --          56          70           68          46
    Issued in Lieu of Cash Distributions ........        --           --          18          41           17           2
    Redeemed ....................................        --           --        (144)       (129)        (103)        (31)
                                                    -------      -------    --------    --------     --------    --------
      Total Retail Share Transactions ...........        --           --         (28)        (18)         224          17
                                                    -------      -------    --------    --------     --------    --------
    Net Increase in Share Transactions ..........       495          743       3,851       3,631       14,083         649
                                                    =======      =======    ========    ========     ========    ========




                                                         VALUE MOMENTUM          INCOME EQUITY           BLUE CHIP GROWTH
                                                              FUND                   FUND                      FUND
                                                    -----------------------  -----------------------  -----------------------
                                                      02/01/97    02/01/96     08/01/96   08/01/95      02/01/97   02/01/96
                                                    to 07/31/97 to 01/31/96  to 07/31/97 to 07/31/96  to 07/31/97 to 01/31/97
                                                    -----------------------  -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income ..........................    $  3,065    $  5,994    $  7,455    $  7,682       $ 464      $  884
  Net Realized Gain (Loss) on Investments ........       2,055       7,874      34,297      19,384       8,315       5,193
  Net Realized Gain (Loss) on Option Contracts ...          --          --          --          --          21         256
  Net Realized Gain (Loss) on Foreign
      Currency Transactions ......................          --          --          --          --          --          --
  Change in Unrealized Appreciation
    (Depreciation) on Investments ................      68,691      53,010      65,148      13,911       7,929       8,107
  Change in Unrealized Depreciation on
    Foreign Currency .............................          --         --          --           --          --          --
                                                      --------    --------    --------    --------     -------     -------
Net Increase (Decrease) in Net Assets
    Resulting From Operations ....................      73,811      66,878     106,900      40,977      16,729      14,440
                                                      --------    --------    --------    --------     -------     -------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares .............................      (2,920)     (5,703)     (7,008)     (7,443)       (447)       (893)
    Retail Shares ................................        (115)       (274)       (263)       (239)         --          --
  Capital Gains:
    Fiduciary Shares .............................          --     (11,218)    (19,912)    (11,279)         --      (3,340)
    Retail Shares ................................          --        (595)       (761)       (277)         --          --
                                                      --------    --------    --------    --------     -------     -------
      Total Distributions ........................      (3,035)    (17,790)    (27,944)    (19,238)       (447)     (4,233)
                                                      --------    --------    --------    --------     -------     -------
Change in Net Assets .............................      70,776      49,088      78,956      21,739      16,282      10,207
                                                      --------    --------    --------    --------     -------     -------
Share Transactions:
    Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark ......................          --          --          --          --          --          --
    Proceeds from Shares Issued ..................     110,431     102,484      48,928      52,940      17,168      21,863
    Reinvestment of Distributions ................       2,053      10,755      24,742      16,994         447       4,233
    Cost of Shares Redeemed ......................     (34,176)    (64,457)    (59,638)    (49,911)    (17,696)    (19,031)
                                                      --------    --------    --------    --------     -------     -------
      Total Fiduciary Share Transactions .........      78,308      48,782      14,032      20,023         (81)      7,065
  Retail Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark ......................          --          --          --          --         --          --
    Proceeds from Shares Issued ..................       2,942       2,798       3,294      10,342         --          --
    Reinvestment of Distributions ................         113         869       1,039         501         --          --
    Cost of Shares Redeemed ......................      (1,400)     (1,958)     (3,247)     (5,008)        --          --
                                                      --------    --------    --------    --------     -------     -------
      Total Retail Share Transactions ............       1,655       1,709       1,086       5,835         --          --
                                                      --------    --------    --------    --------     -------     -------
Net Increase in Net Assets From
      Share Transactions .........................      79,963      50,491      15,118      25,858         (81)      7,065
                                                      --------    --------    --------    --------     -------     -------
      Total Increase in Net Assets ...............     150,739      99,579      94,074      47,597      16,201      17,272
                                                      --------    --------    --------    --------     -------     -------
Net Assets:
  Beginning of Period ............................     333,445     233,866     272,803     225,206      80,682      63,410
                                                      --------    --------    --------    --------     -------     -------
  End of Period ..................................    $484,184    $333,445    $366,877    $272,803     $96,883     $80,682
                                                      ========    ========    ========    ========     =======     =======
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued from the reorganization of
      Stepstone or Highmark ......................          --          --          --          --          --          --
    Issued .......................................       4,899       5,141       3,110       2,744       1,198       1,649
    Issued in Lieu of Cash Distributions .........          91         536       1,630         515          30         310
    Redeemed .....................................      (1,521)     (3,263)     (3,787)     (2,161)     (1,199)     (1,416)
                                                      --------    --------    --------    --------     -------     -------
    Total Fiduciary Share Transactions ...........       3,469       2,414         953       1,098          29         543
                                                      --------    --------    --------    --------     -------     -------
  Retail Shares:
    Issued from the reorganization of
      Stepstone or Highmark ......................          --          --          --          --         --           --
    Issued .......................................         130         141         204          53         --           --
    Issued in Lieu of Cash Distributions .........           5          43          68          28         --           --
    Redeemed .....................................         (61)        (98)       (206)       (157)        --           --
                                                      --------    --------    --------    --------     -------     -------
      Total Retail Share Transactions ............          74          86          66         (76)        --           --
                                                      --------    --------    --------    --------     -------     -------
    Net Increase in Share Transactions ...........       3,543       2,500       1,019       1,022         29          543
                                                      ========    ========    ========    ========     =======     =======



                                                          EMERGING GROWTH      INTERNATIONAL EQUITY
                                                               FUND                    FUND
                                                     -----------------------  -----------------------
                                                       02/01/97   02/01/96      02/01/97   02/01/96
                                                     to 07/31/97 to 01/31/96  to 07/31/97 to 07/31/96
                                                     -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income ..........................    $    73     $    34     $   280    $    291
  Net Realized Gain (Loss) on Investments ........      3,445       5,733        (207)      2,351
  Net Realized Gain (Loss) on Option Contracts ...       (320)        (43)        --           --
  Net Realized Gain (Loss) on Foreign
      Currency Transactions ......................         --          --         (59)        425
  Change in Unrealized Appreciation
    (Depreciation) on Investments ................      1,474       4,357       5,628      (4,106)
  Change in Unrealized Depreciation on
    Foreign Currency .............................         --          --         (27)       (103)
                                                      -------     -------     -------     -------
Net Increase (Decrease) in Net Assets
    Resulting From Operations ....................      4,672      10,081       5,615      (1,142)
                                                      -------     -------     -------     -------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares .............................        (57)        (41)         --      (1,087)
    Retail Shares ................................         --          --          --          --
  Capital Gains:
    Fiduciary Shares .............................         --      (4,336)         --      (1,914)
    Retail Shares ................................         --          --          --          --
                                                      -------     -------     -------     -------
      Total Distributions ........................        (57)     (4,377)         --      (3,001)
                                                      -------     -------     -------     -------
Change in Net Assets .............................      4,615       5,704       5,615      (4,143)
                                                      -------     -------     -------     -------
Share Transactions:
    Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark ......................         --          --          --          --
    Proceeds from Shares Issued ..................     16,568      28,704       3,528      10,986
    Reinvestment of Distributions ................         57       4,375          --         909
    Cost of Shares Redeemed ......................    (12,060)    (23,397)     (3,049)     (5,567)
                                                      -------     -------     -------     -------
      Total Fiduciary Share Transactions .........      4,565       9,682         479       6,328
  Retail Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark ......................         --          --          --          --
    Proceeds from Shares Issued ..................         --          --          --          --
    Reinvestment of Distributions ................         --          --          --          --
    Cost of Shares Redeemed ......................         --          --          --          --
                                                      -------     -------     -------     -------
      Total Retail Share Transactions ............         --          --          --          --
                                                      -------     -------     -------     -------
Net Increase in Net Assets From
      Share Transactions .........................      4,565       9,682         479       6,328
                                                      -------     -------     -------     -------
      Total Increase in Net Assets ...............      9,180      15,386       6,094       2,185
                                                      -------     -------     -------     -------
Net Assets:
  Beginning of Period ............................     57,156      41,770      46,373      44,188
                                                      -------     -------     -------     -------
  End of Period ..................................    $66,336     $57,156     $52,467     $46,373
                                                      =======     =======     =======     =======
Shares Issued and Redeemed:
    Fiduciary Shares:
    Issued from the reorganization of
      Stepstone or Highmark ......................         --          --          --          --
    Issued .......................................      1,332       2,159          96         288
    Issued in Lieu of Cash Distributions .........          5         334          --          25
    Redeemed .....................................       (961)     (1,758)        (84)       (149)
                                                      -------     -------     -------     -------
    Total Fiduciary Share Transactions ...........        376         735          12         164
                                                      -------     -------     -------     -------
  Retail Shares:
    Issued from the reorganization of
      Stepstone or Highmark ......................         --          --          --          --
    Issued .......................................         --          --          --          --
    Issued in Lieu of Cash Distributions .........         --          --          --          --
    Redeemed .....................................         --          --          --          --
                                                      -------     -------     -------     -------
      Total Retail Share Transactions ............         --          --          --          --
                                                      -------     -------     -------     -------
    Net Increase in Share Transactions ...........        376         735          12         164
                                                      =======     =======     =======     =======

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                        106 & 107

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                         INVESTMENT ACTIVITIES       DISTRIBUTIONS
               NET    ---------------------------- ------------------                    NET                NET
              ASSET                 NET REALIZED                                        ASSET             ASSETS,        RATIO
              VALUE,       NET     AND UNREALIZED     NET              CONTRIBUTION     VALUE,              END       OF EXPENSES
            BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT CAPITAL       OF           END     TOTAL   OF PERIOD    TO AVERAGE
            OF PERIOD    INCOME    ON INVESTMENTS    INCOME    GAINS      CAPITAL     OF PERIOD  RETURN    (000)      NET ASSETS
===================================================================================================================================
-------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
-------------------------------------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997        $1.00      0.046          --          (0.046)      --         --         $1.00      4.65%  $243,464       0.64%
  1996         1.00      0.046          --          (0.046)      --         --          1.00      4.74%   173,340       0.74%
  1995         1.00      0.046          --          (0.046)      --         --          1.00      4.69%   190,604       0.73%
  1994         1.00      0.026          --          (0.026)      --         --          1.00      2.68%   160,721       0.74%
  1993         1.00      0.026          --          (0.026)      --         --          1.00      2.64%   191,946       0.67%
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997        $1.00      0.045          --          (0.045)      --         --         $1.00      4.58%  $558,972       0.72%
  1996         1.00      0.046          --          (0.046)      --         --          1.00      4.74%   100,623       0.74%
  1995         1.00      0.046          --          (0.046)      --         --          1.00      4.69%    88,660       0.73%
  1994         1.00      0.026          --          (0.026)      --         --          1.00      2.68%    39,157       0.74%
  1993         1.00      0.026          --          (0.026)      --         --          1.00      2.64%    32,629       0.67%
------------------------------
DIVERSIFIED MONEY MARKET FUND
------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        $1.00      0.025          --          (0.025)      --         --         $1.00      5.11%* $971,858       0.48%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997         1.00      0.049          --          (0.049)      --         --          1.00      5.03%   523,571       0.49%
  1996         1.00      0.054          --          (0.054)      --         --          1.00      5.57%   503,080       0.50%
  1995         1.00      0.039       (0.001)        (0.039)      --        0.001        1.00      3.99%   536,754       0.50%
  1994         1.00      0.029          --          (0.029)      --         --          1.00      2.99%   498,795       0.49%
  1993         1.00      0.035          --          (0.035)      --         --          1.00      3.61%   521,664       0.46%
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        $1.00      0.024          --          (0.024)      --         --         $1.00      4.86%* $799,657       0.72%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997         1.00      0.047          --          (0.047)      --         --          1.00      4.78%   576,566       0.73%
  1996         1.00      0.052          --          (0.052)      --         --          1.00      5.31%   259,608       0.75%
  1995         1.00      0.037          --          (0.037)      --         --          1.00      3.78%   111,267       0.70%
  1994         1.00      0.027          --          (0.027)      --         --          1.00      2.77%    86,291       0.70%
  1993         1.00      0.033          --          (0.033)      --         --          1.00      3.36%    79,253       0.69%



                                            RATIO OF
                 RATIO                    NET INVESTMENT
              OF EXPENSES     RATIO OF      INCOME TO
               TO AVERAGE  NET INVESTMENT    AVERAGE
               NET ASSETS      INCOME       NET ASSETS
               EXCLUDING     TO AVERAGE     EXCLUDING
              FEE WAIVERS    NET ASSETS    FEE WAIVERS
========================================================
------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------
  FIDUCIARY SHARES
  FOR THE YEAR ENDED JULY 31,:
  1997            0.92%          4.61%        4.33%
  1996            0.97%          4.64%        4.41%
  1995            0.97%          4.60%        4.36%
  1994            0.90%          2.63%        2.48%
  1993            0.72%          2.60%        2.55%
  RETAIL SHARES
  FOR THE YEAR ENDED JULY 31,:
  1997            1.10%          4.55%        4.17%
  1996            1.23%          4.64%        4.15%
  1995            1.22%          4.68%        4.19%
  1994            1.15%          2.68%        2.27%
  1993            0.75%          2.60%        2.52%
------------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997            0.64%*         5.07%*       4.90%*
  FOR THE YEAR ENDED JANUARY 31,:
  1997            0.49%          4.93%        4.93%
  1996            0.50%          5.43%        5.43%
  1995            0.50%          3.93%        3.93%
  1994            0.49%          2.93%        2.93%
  1993            0.46%          3.47%        3.47%
  RETAIL SHAARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997            0.95%*         4.82%*       4.59%*
  FOR THE YEAR ENDED JANUARY 31,:
  1997            0.88%          4.69%        4.54%
  1996            0.90%          5.16%        5.01%
  1995            0.90%          3.79%        3.59%
  1994            0.89%          2.71%        2.52%
  1993            0.86%          3.41%        3.24%

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
* ANNUALIZED.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------


                         INVESTMENT ACTIVITIES       DISTRIBUTIONS                                                       RATIO
               NET    ---------------------------- ------------------       NET                NET                    OF EXPENSES
              ASSET                 NET REALIZED                           ASSET             ASSETS,        RATIO      TO AVERAGE
              VALUE,       NET     AND UNREALIZED     NET                  VALUE,              END       OF EXPENSES   NET ASSETS
            BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT CAPITAL       END     TOTAL   OF PERIOD    TO AVERAGE    EXCLUDING
            OF PERIOD    INCOME    ON INVESTMENTS    INCOME    GAINS     OF PERIOD  RETURN    (000)      NET ASSETS   FEE WAIVERS
==================================================================================================================================
--------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997         $1.00      0.016           --        (0.016)     --        $1.00     3.28%* $159,297         0.28%*       0.69%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997          1.00      0.031           --        (0.031)     --        1.00      3.12%    36,207         0.27%        0.49%
  1996          1.00      0.034           --        (0.034)     --        1.00      3.48%    42,923         0.28%        0.49%
  1995          1.00      0.026           --        (0.026)     --        1.00      2.67%    52,050         0.29%        0.50%
  1994          1.00      0.021           --        (0.021)     --        1.00      2.13%    52,982         0.30%        0.54%
  1993          1.00      0.025           --        (0.025)     --        1.00      2.61%    45,521         0.30%        0.54%
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997         $1.00      0.015             --        (0.015)     --       $1.00      2.99%* $217,229         0.55%*       0.97%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997          1.00      0.027             --        (0.027)     --        1.00      2.78%   150,688         0.60%        0.88%
  1996          1.00      0.031             --        (0.031)     --        1.00      3.14%    81,177         0.61%        0.88%
  1995          1.00      0.023             --        (0.023)     --        1.00      2.33%    49,494         0.62%        0.90%
  1994          1.00      0.018             --        (0.018)     --        1.00      1.80%    52,220         0.63%        0.94%
  1993          1.00      0.022             --        (0.022)     --        1.00      2.27%     8,542         0.63%        0.94%
----------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
----------------------------------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997         $1.00      0.047             --        (0.047)     --       $1.00      4.78%   $252,995        0.70%        0.95%
  1996          1.00      0.048             --        (0.048)     --        1.00      4.88%    151,483        0.77%        1.00%
  1995          1.00      0.048             --        (0.048)     --        1.00      4.87%    159,747        0.78%        1.02%
  1994          1.00      0.027             --        (0.027)     --        1.00      2.74%    162,094        0.78%        0.94%
  1993          1.00      0.027             --        (0.027)     --        1.00      2.72%    166,182        0.71%        0.74%
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997         $1.00      0.046             --        (0.046)     --       $1.00      4.70%   $ 42,797        0.78%        1.22%
  1996          1.00      0.048             --        (0.048)     --        1.00      4.86%     75,714        0.79%        1.26%
  1995          1.00      0.048             --        (0.048)     --        1.00      4.86%     48,474        0.78%        1.27%
  1994          1.00      0.027             --        (0.027)     --        1.00      2.74%     24,055        0.77%        1.17%
  1993          1.00      0.027             --        (0.027)     --        1.00      2.72%     37,332        0.71%        0.79%


                              RATIO OF
                            NET INVESTMENT
                RATIO OF      INCOME TO
             NET INVESTMENT    AVERAGE
                 INCOME       NET ASSETS
               TO AVERAGE     EXCLUDING
               NET ASSETS    FEE  WAIVERS
==========================================
--------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          3.36%*         2.96%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997          3.08%          2.86%
  1996          3.43%          3.22%
  1995          2.66%          2.45%
  1994          2.09%          1.85%
  1993          2.53%          2.29%
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          3.02%*         2.59%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997          2.75%          2.47%
  1996          3.09%          2.82%
  1995          2.33%          2.05%
  1994          1.76%          1.45%
  1993          2.21%          1.90%
----------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
----------------------------------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997          4.69%          4.44%
  1996          4.76%          4.53%
  1995          4.76%          4.52%
  1994          2.70%          2.54%
  1993          2.67%          2.65%
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997          4.60%          4.16%
  1996          4.77%          4.30%
  1995          4.82%          4.33%
  1994          2.63%          2.23%
  1993          2.67%          2.59%

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 *   ANNUALIZED.

FINANCIAL HIGHLIGHTS


                         INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                       RATIO
               NET    ----------------------------  ------------------      NET                NET                     OF EXPENSES
              ASSET                 NET REALIZED                           ASSET              ASSETS,       RATIO      TO AVERAGE
              VALUE,       NET     AND UNREALIZED     NET                  VALUE,              END       OF EXPENSES   NET ASSETS
            BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT CAPITAL       END     TOTAL** OF PERIOD    TO AVERAGE    EXCLUDING
            OF PERIOD    INCOME    ON INVESTMENTS    INCOME    GAINS     OF PERIOD  RETURN    (000)      NET ASSETS    FEE WAIVERS
====================================================================================================================================
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        $10.16      0.309        0.138         (0.310)      --       $10.30    4.54%   $152,676        0.69%*       0.82%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997         10.62      0.599       (0.460)        (0.595)      --        10.16    1.43%    150,411        0.67%        0.68%
  1996          9.67      0.609        0.951         (0.609)      --        10.62   16.58%    132,942        0.68%        0.68%
  1995         10.72      0.589       (1.034)        (0.590)    (0.015)      9.67   (4.11)%   109,848        0.71%        0.71%
  1994         10.57      0.598        0.352         (0.595)    (0.205)     10.72    9.22%    130,308        0.69%        0.69%
  1993         10.49      0.650        0.409         (0.636)    (0.343)     10.57   10.47%    112,806        0.67%        0.67%
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        $10.16      0.309        0.128         (0.310)      --       $10.29    4.44%     $5,124        0.69%*       1.14%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997         10.61      0.602       (0.462)        (0.595)      --        10.16    1.54%      5,213        0.67%        1.08%
  1996          9.67      0.609        0.940         (0.609)      --        10.61   16.48%      6,417        0.68%        1.09%
  1995         10.72      0.589       (1.034)        (0.590)    (0.015)      9.67   (4.11)%     6,645        0.71%        1.11%
  1994         10.57      0.615        0.335         (0.595)    (0.205)     10.72    9.23%      9,308        0.69%        1.09%
  1993 (1)     10.49      0.609        0.450         (0.636)    (0.343)     10.57   10.59%*     2,897        0.65%*       1.05%*
-------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
-------------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997         $9.76      0.206       0.256          (0.215)     --        $10.01      4.84%  $11,292        0.21%*        0.91%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997          9.85      0.430      (0.078)         (0.442)     --          9.76      3.72%    7,435        0.20%         0.85%
  1996          8.95      0.518       0.873          (0.487)     --          9.85     15.83%    4,196        0.24%         0.71%
  1995         10.04      0.460      (1.098)         (0.452)     --          8.95     (6.33)%  12,793        0.50%         0.72%
  1994(2)      10.00      0.117       0.028          (0.105)     --         10.04      5.01%*  22,197        0.50%*        0.73%*
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997         $9.74      0.222       0.240          (0.215)     --         $9.99      4.85%  $11,214        0.21%*       1.22%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997          9.84      0.458      (0.112)         (0.442)     --          9.74      3.62%    5,791        0.20%        1.25%
  1996          8.94      0.470       0.918          (0.487)     --          9.84     15.84%    4,266        0.23%        1.12%
  1995         10.03      0.439      (1.077)         (0.452)     --          8.94     (6.33)%   4,882        0.50%        1.12%
  1994(2)      10.00      0.115       0.020          (0.105)     --         10.03      4.67%*   2,830        0.50%*       1.13%*

                              RATIO OF
                            NET INVESTMENT
                RATIO OF      INCOME TO
             NET INVESTMENT    AVERAGE
                INCOME        NET ASSETS      PORTFOLIO
                TO AVERAGE    EXCLUDING       TURNOVER
              NET ASSETS     FEE WAIVERS        RATE
========================================================
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          6.17%*         6.04%*           58%
  FOR THE YEARS ENDED JANUARY 31,:
  1997          5.93%          5.92%           106%
  1996          5.97%          5.97%           147%
  1995          5.89%          5.89%            95%
  1994          5.56%          5.56%            72%
  1993          6.16%          6.16%            88%
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          6.17%*         5.71%*            58%
  FOR THE YEARS ENDED JANUARY 31,:
  1997          5.91%          5.50%            106%
  1996          5.99%          5.58%            147%
  1995          5.87%          5.47%             95%
  1994          5.51%          5.11%             72%
  1993 (1)      6.01%*         5.61%*            88%
-------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
-------------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          4.56%*         3.85%*             5%
  FOR THE YEARS ENDED JANUARY 31,:
  1997          4.69%          4.04%              6%
  1996          4.97%          4.50%             30%
  1995          4.84%          4.62%             22%
  1994(2)       4.31%*         4.08%             19%
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          4.55%*         3.54%*             5%
  FOR THE YEARS ENDED JANUARY 31,:
  1997          4.69%          3.64%              6%
  1996          4.93%          4.04%             30%
  1995          4.92%          4.30%             22%
  1994(2)       4.26%*         3.63%*            19%

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(1)  COMMENCED OPERATIONS ON FEBRUARY 3, 1992.
(2)  COMMENCED OPERATIONS ON OCTOBER 15, 1993.

The accompanying notes are an integral part of the financial statements.


                         INVESTMENT ACTIVITIES        DISTRIBUTIONS
               NET    ----------------------------  ------------------      NET                NET
              ASSET                 NET REALIZED                           ASSET              ASSETS,       RATIO
              VALUE,       NET     AND UNREALIZED     NET                  VALUE,              END       OF EXPENSES
            BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT  CAPITAL      END     TOTAL** OF PERIOD    TO AVERAGE
            OF PERIOD    INCOME    ON INVESTMENTS    INCOME     GAINS    OF PERIOD  RETURN    (000)      NET ASSETS
======================================================================================================================
---------
BOND FUND
---------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997     $10.23        0.628         0.421         (0.609)     --       $10.67    10.59%    $71,571        0.85%
  1996      10.38        0.660        (0.160)        (0.650)     --        10.23     4.81%     60,374        0.89%
  1995      10.11        0.640         0.270         (0.640)     --        10.38     9.43%     59,758        0.92%
  1994      11.13        0.630        (0.970)        (0.630)     --        10.11   (3.14)%     64,185        0.86%
  1993      11.02        0.700         0.350         (0.700)     --        11.13    10.07%     33,279        0.93%
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997     $10.15        0.642         0.403         (0.609)     --       $10.59    10.68%    $   606        0.85%
  1996      10.29        0.690        (0.180)        (0.650)     --        10.15     4.95%      1,157        0.89%
  1995      10.04        0.660         0.230         (0.640)     --        10.29     9.29%        558        0.92%
  1994      10.12        0.070        (0.050)        (0.100)     --        10.04    (3.81)%(B)      7        0.99%*
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $11.58        0.183         0.833         (0.186)     --       $12.41     8.92%    $25,338        0.85%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997      10.43        0.376         1.423         (0.378)   (0.270)     11.58    17.72%     21,129        0.85%
  1996       9.08        0.407         1.350         (0.404)     --        10.43    19.67%     16,668        0.85%
  1995(3)   10.00        0.354        (0.930)        (0.343)     --         9.08    (5.83)%    10,297        0.85%
--------------------------
GOVERNMENT SECURITIES FUND
--------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997      $9.44        0.268         0.203         (0.269)     --        $9.64     5.08%    $57,256        0.73%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997       9.94        0.524        (0.505)        (0.520)     --         9.44     0.34%    $51,382        0.74%
  1996       9.07        0.556         0.870         (0.556)     --         9.94    16.16%     46,725        0.75%
  1995 (3)  10.00        0.491        (0.950)        (0.475)     --         9.07    (4.49)%    32,178        0.75%


                              RATIO OF
                            NET INVESTMENT
                RATIO OF      INCOME TO
             NET INVESTMENT    AVERAGE
                INCOME       NET ASSETS       PORTFOLIO     AVERAGE
                TO AVERAGE    EXCLUDING       TURNOVER    COMMISSION
              NET ASSETS     FEE WAIVERS        RATE        RATE(A)
====================================================================
---------
BOND FUND
---------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997          6.11%          5.54%              14%        n/a
  1996          6.10%          5.38%              21%        n/a
  1995          6.35%          5.62%              36%        n/a
  1994          6.11%          5.60%              44%        n/a
  1993          6.41%         5.79%               59%        n/a
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997          6.10%          5.27%              14%        n/a
  1996          6.10%          5.14%              21%        n/a
  1995          6.29%          5.32%              36%        n/a
  1994          5.77%*         3.80%*             44%        n/a
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          3.25%*         3.10%*             33%       0.0647
  FOR THE YEARS ENDED JANUARY 31,:
  1997          3.47%          3.47%              89%       0.0640
  1996          4.14%          4.14%              46%        n/a
  1995(3)       3.87%          3.87%              36%        n/a
--------------------------
GOVERNMENT SECURITIES FUND
--------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          5.79%*        5.64%*             40%       n/a
  FOR THE YEARS ENDED JANUARY 31,:
  1997          5.59%         5.59%             186%       n/a
  1996          5.89%         5.89%             239%       n/a
  1995 (3)      5.46%         5.46%             184%       n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(B) REPRESENTS TOTAL RETURN FOR THE FIDUCIARY SHARES FOR THE PERIOD FROM AUGUST 1, 1993 TO JUNE 19, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR SHARES FOR THE PERIOD FROM JUNE 20, 1994 TO JULY 31, 1994.
 *  ANNUALIZED.
**  TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(3) COMMENCED OPERATIONS ON FEBRUARY 1, 1994.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                         INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                      RATIO
               NET    ----------------------------  ------------------      NET                NET                    OF EXPENSES
              ASSET                 NET REALIZED                           ASSET              ASSETS,       RATIO      TO AVERAGE
              VALUE,       NET     AND UNREALIZED     NET                  VALUE,              END       OF EXPENSES   NET ASSETS
            BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT CAPITAL       END     TOTAL** OF PERIOD    TO AVERAGE    EXCLUDING
            OF PERIOD    INCOME    ON INVESTMENTS    INCOME    GAINS     OF PERIOD  RETURN    (000)      NET ASSETS   FEE WAIVERS
====================================================================================================================================
-------------
BALANCED FUND
-------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $15.04       0.228          1.712        (0.228)   (0.290)     $16.46     13.35%   $400,442      0.83%*       0.98%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997      13.92       0.422          1.699        (0.409)   (0.595)      15.04     16.30%    307,531      0.79%        0.79%
  1996      11.45       0.415          2.831        (0.417)   (0.362)      13.92     28.93%    233,878      0.80%        0.80%
  1995      12.21       0.390         (0.756)       (0.391)   (0.003)      11.45     (2.95)%   167,434      0.80%        0.80%
  1994      11.50       0.394          0.928        (0.391)   (0.221)      12.21     11.79%    152,189      0.69%        0.79%
  1993      11.15       0.413          0.543        (0.408)   (0.198)      11.50      8.86%    100,474      0.69%        0.79%
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $15.03       0.209          1.712        (0.209)   (0.290)     $16.45     13.22%     $9,214      1.07%*       1.30%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997      13.91       0.464          1.706        (0.455)   (0.595)      15.03     16.04%      8,833      1.04%        1.19%
  1996      11.45       0.406          2.825        (0.406)   (0.362)      13.91     28.73%      8,422      0.89%        1.20%
  1995      12.21       0.393         (0.758)       (0.392)   (0.003)      11.45     (2.95)%     7,128      0.79%        1.19%
  1994      11.50       0.397          0.925        (0.391)   (0.221)      12.21     11.79%      7,292      0.69%        1.19%
  1993(4)   11.30       0.092          0.404        (0.098)   (0.198)      11.50      4.45%*       425      0.60%*       1.10%*


                              RATIO OF
                            NET INVESTMENT
                RATIO OF      INCOME TO
             NET INVESTMENT    AVERAGE
                INCOME       NET ASSETS      PORTFOLIO      AVERAGE
              TO AVERAGE      EXCLUDING       TURNOVER    COMMISSION
              NET ASSETS     FEE WAIVERS        RATE        RATE(A)
====================================================================
-------------
BALANCED FUND
-------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          2.99%*         2.85%*           10%        0.0581
  FOR THE YEARS ENDED JANUARY 31,:
  1997          3.48%          3.48%            27%        0.0604
  1996          3.20%          3.20%            26%         n/a
  1995          3.41%          3.41%            48%         n/a
  1994          3.35%          3.25%            49%         n/a
  1993          3.72%          3.62%            68%         n/a
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          2.75%*         2.53%*           10%        0.0581
  FOR THE YEARS ENDED JANUARY 31,:
  1997          3.22%          3.07%            27%        0.0604
  1996          3.12%          2.81%            26%         n/a
  1995          3.41%          3.01%            48%         n/a
  1994          3.26%          2.76%            49%         n/a
  1993(4)       3.20%*         2.70%*           68%         n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 *  ANNUALIZED.
**  TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(4) COMMENCED OPERATIONS ON NOVEMBER 13, 1992.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                         INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                       RATIO
               NET    ----------------------------  ------------------      NET                 NET                    OF EXPENSES
              ASSET                 NET REALIZED                           ASSET               ASSETS,       RATIO      TO AVERAGE
              VALUE,       NET     AND UNREALIZED     NET                  VALUE,               END       OF EXPENSES   NET ASSETS
            BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT  CAPITAL      END     TOTAL**  OF PERIOD    TO AVERAGE    EXCLUDING
            OF PERIOD    INCOME    ON INVESTMENTS    INCOME     GAINS    OF PERIOD  RETURN     (000)      NET ASSETS   FEE WAIVERS
====================================================================================================================================
-----------
GROWTH FUND
-----------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997      $12.58       0.057          5.773      (0.053)    (0.996)     $17.36    48.54%   $297,879        0.92%        1.24%
  1996       11.87       0.120          1.350      (0.120)    (0.640)      12.58    12.72%     41,495        0.93%        1.67%
  1995        9.76       0.150          2.260      (0.150)    (0.150)      11.87    25.23%     25,096        0.79%        1.92%
  1994       10.00       0.050         (0.240)     (0.050)     --          9.76    (1.87)%    15,254        0.77%        2.61%
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997      $12.60       0.049          5.784      (0.048)    (0.996)     $17.39    48.49%      7,816        1.04%        1.49%
  1996       11.87       0.110          1.380      (0.120)    (0.640)      12.60    12.88%      2,843        0.93%        1.91%
  1995        9.77       0.150          2.250      (0.150)    (0.150)      11.87    25.10%      1,218        0.84%        2.11%
  1994        9.74        --            0.040      (0.010)      --          9.77    (1.77)%(B)     --          --           --


                               RATIO OF
                             NET INVESTMENT
                 RATIO OF      INCOME TO
              NET INVESTMENT   AVERAGE
                 INCOME       NET ASSETS      PORTFOLIO     AVERAGE
               TO AVERAGE     EXCLUDING       TURNOVER    COMMISSION
               NET ASSETS    FEE WAIVERS        RATE        RATE(A)
=====================================================================
-----------
GROWTH FUND
-----------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997          0.39%            0.07%           118%       0.0598
  1996          0.98%            0.23%            79%         n/a
  1995          1.40%            0.26%            68%         n/a
  1994          0.86%           (0.98)%          123%         n/a
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997          0.28%           (0.18)%          118%       0.0598
  1996          0.96%           (0.02)%           79%         n/a
  1995          1.17%           (0.10)%           68%         n/a
  1994            --               --            123%         n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995. (B) REPRESENTS TOTAL RETURN FOR THE FIDUCIARY SHARES FROM COMMENCEMENT OF OPERATIONS TO JUNE 19, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR SHARES FOR THE PERIOD FROM
    JUNE 20, 1994 TO JULY 31, 1994.
 *  ANNUALIZED.
**  TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                         INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                      RATIO
               NET    ----------------------------  ------------------      NET                NET                    OF EXPENSES
              ASSET                 NET REALIZED                           ASSET              ASSETS,       RATIO      TO AVERAGE
              VALUE,       NET     AND UNREALIZED     NET                  VALUE,              END       OF EXPENSES   NET ASSETS
            BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT  CAPITAL      END     TOTAL** OF PERIOD    TO AVERAGE    EXCLUDING
            OF PERIOD    INCOME    ON INVESTMENTS    INCOME     GAINS    OF PERIOD  RETURN    (000)      NET ASSETS   FEE WAIVERS
====================================================================================================================================
-------------------
VALUE MOMENTUM FUND
-------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $21.57        0.132          3.955      (0.176)       --       $25.48    19.06%  $463,433         0.78%        0.94%
  FOR THE YEARS ENDED JANUARY 31,:
  1997      18.05        0.436          4.371      (0.438)     (0.848)     21.57    27.33    317,482         0.79%        0.79%
  1996      13.40        0.331          5.063      (0.337)     (0.408)     18.05    40.88%   222,065         0.80%        0.80%
  1995      11.27        0.318         (0.817)     (0.317)     (0.054)     13.40    (3.48%)  150,138         0.81%        0.81%
  1994      12.76        0.292          1.538      (0.290)     (0.030)     14.27    14.56%   140,609         0.77%        0.79%
  1993      11.68        0.310          1.103      (0.311)     (0.022)     12.76    12.33%    92,636         0.68%        0.78%
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $21.57        0.106          3.953      (0.147)       --       $25.48    18.90%   $20,750         1.03%        1.25%
  FOR THE YEARS ENDED JANUARY 31,:
  1997      18.05        0.389          4.368      (0.393)     (0.848)     21.57    27.04%    15,963         1.04%        1.19%
  1996      13.40        0.320          5.060      (0.323)     (0.408)     18.05    40.77%    11,801         0.89%        1.20%
  1995      14.27        0.321         (0.820)     (0.317)     (0.054)     13.40    (3.48%)    9,777         0.81%        1.21%
  1994      12.75        0.297          1.543      (0.290)     (0.030)     14.27    14.65%     9,346         0.77%        1.20%
  1993(5)   11.52        0.246          1.257      (0.251)     (0.022)     12.75    15.97%*    3,162         0.65%*       1.15%*
------------------
INCOME EQUITY FUND
------------------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997     $14.27        0.372          5.019      (0.368)     (1.083)    $18.21    40.13%  $352,725         0.99%        1.21%
  1996      13.00        0.420          1.930      (0.420)     (0.660)     14.27    18.25%   262,660         1.03%        1.27%
  1995      11.92        0.440          1.500      (0.440)     (0.420)     13.00    17.26%   221,325         1.06%        1.30%
  1994      12.13        0.390          0.120      (0.390)     (0.330)     11.92     4.23%   213,328         1.06%        1.10%
  1993      11.42        0.380          0.710      (0.380)        --       12.13     9.75%   104,840         1.15%        1.21%
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997     $14.29       0.363           5.028      (0.358)     (1.083)    $18.24    39.97%   $14,152         1.06%        1.46%
  1996      13.03       0.420           1.920      (0.420)     (0.660)     14.29    18.21%    10,143         1.03%        1.51%
  1995      11.92       0.420           1.550      (0.440)     (0.420)     13.03    17.52%     3,881         1.06%        1.55%
  1994(6)   11.85       0.040           0.080      (0.050)        --       11.92     4.23%(B)      24         1.10%*       1.33%*

                                RATIO OF
                             NET INVESTMENT
                 RATIO OF      INCOME TO
              NET INVESTMENT    AVERAGE
                 INCOME        NET ASSETS     PORTFOLIO     AVERAGE
                 TO AVERAGE    EXCLUDING      TURNOVER    COMMISSION
               NET ASSETS     FEE WAIVERS       RATE        RATE(A)
=====================================================================
-------------------
VALUE MOMENTUM FUND
-------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997           1.65%*         1.49%*            1%         0.0600
  FOR THE YEARS ENDED JANUARY 31,:
  1997           2.26%          2.26%             9%         0.0590
  1996           2.07%          2.07%            20%           n/a
  1995           2.36%          2.36%             6%           n/a
  1994           2.19%          2.17%             5%           n/a
  1993           2.59%          2.49%             3%           n/a
  RETAIL SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997           1.40%*         1.17%*            1%         0.0600
  FOR THE YEARS ENDED JANUARY 31,:
  1997           2.01%          1.86%             9%         0.0590
  1996           2.00%          1.69%            20%           n/a
  1995           2.37%          1.97%             6%           n/a
  1994           2.12%          1.69%             5%           n/a
  1993(5)        2.53%*         2.03%*            3%           n/a
------------------
INCOME EQUITY FUND
------------------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997      2.39%          2.17%             46%         0.0583
  1996      2.95%          2.71%             42%           n/a
  1995      3.59%          3.34%             37%           n/a
  1994      3.29%          3.24%             34%           n/a
  1993      3.27%          3.22%             30%           n/a
  RETAIL SHARES
  FOR THE YEARS ENDED JULY 31,:
  1997      2.32%          1.92%             46%         0.0583
  1996      2.89%          2.41%             42%           n/a
  1995      3.06%          2.57%             37%           n/a
  1994(6)   0.93%*         0.71%*            34%           n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(B) REPRESENTS TOTAL RETURN FOR THE FIDUCIARY SHARES FOR THE PERIOD FROM AUGUST 1, 1993 TO JUNE 19, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR SHARES FOR THE PERIOD FROM JUNE 20, 1994 TO JULY 31, 1994.
*   ANNUALIZED
(5) COMMENCED  OPERATIONS ON APRIL 2, 1992.
(6) COMMENCED  OPERATIONS ON JUNE 20, 1994.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                         INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                       RATIO
               NET    ----------------------------  ------------------      NET                NET                     OF EXPENSES
              ASSET                 NET REALIZED                           ASSET              ASSETS,       RATIO      TO AVERAGE
              VALUE,       NET     AND UNREALIZED     NET                  VALUE,              END       OF EXPENSES   NET ASSETS
            BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT  CAPITAL      END      TOTAL** OF PERIOD    TO AVERAGE    EXCLUDING
            OF PERIOD    INCOME    ON INVESTMENTS    INCOME     GAINS    OF PERIOD   RETURN    (000)      NET ASSETS   FEE WAIVERS
===================================================================================================================================
---------------------
BLUE CHIP GROWTH FUND
---------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $14.50       0.081          2.818        (0.078)     --        $17.32    20.08%   $96,883        0.80%*        0.95%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997      12.63       0.160          2.449        (0.162    (0.574)      14.50    21.11%    80,682        0.84%         0.84%
  1996       9.53       0.174          3.311        (0.180)   (0.203)      12.63    36.95%    63,410        0.83%         0.83%
  1995(7)   10.00       0.167         (0.479)       (0.158)     --          9.53    (3.10)%   39,319        0.85%         0.85%
--------------------
EMERGING GROWTH FUND
--------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $13.50      0.014           0.888       (0.012)       --       $14.39     6.70%    $66,336        1.01%*        1.16%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997      11.94      0.008           2.556       (0.009)    (0.991)      13.50    21.79%     57,156        1.04%         1.04%
  1996       9.42      0.026           2.807       (0.033)    (0.277)      11.94    30.24%     41,770        1.05%         1.05%
  1995(7)   10.00      0.086          (0.535)      (0.080)    (0.051)       9.42    (4.48)%    23,928        1.05%         1.05%
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $34.52      0.212           3.958          --        --        $38.69    12.08%    $52,467        1.22%*        1.41%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997      37.49      0.220          (0.965)      (0.812)    (1.416)      34.52    (2.14)%    46,373        1.18%         1.28%
  1996(8)   33.51      0.447           4.084       (0.446)    (0.105)      37.49    13.56%     44,188        1.16%         1.36%



                               RATIO OF
                             NET INVESTMENT
                 RATIO OF      INCOME TO
              NET INVESTMENT    AVERAGE
                 INCOME       NET ASSETS       PORTFOLIO     AVERAGE
                 TO AVERAGE     EXCLUDING      TURNOVER    COMMISSION
               NET ASSETS     FEE WAIVERS        RATE        RATE(A)
=====================================================================
---------------------
BLUE CHIP GROWTH FUND
---------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          1.09%*          0.94%*           54%        0.0520
  FOR THE YEARS ENDED JANUARY 31,:
  1997          1.21%           1.21%            80%        0.0598
  1996          1.54%           1.54%            69%          n/a
  1995(7)       1.84%           1.84%            89%          n/a
--------------------
EMERGING GROWTH FUND
--------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          0.26%*          0.10%*          116%        0.0583
  FOR THE YEARS ENDED JANUARY 31,:
  1997          0.06%           0.06%           134%        0.0583
  1996          0.22%           0.22%           131%          n/a
  1995(7)       1.01%           1.01%           123%          n/a
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997          1.16%*          0.97%*           18%        0.0250
  FOR THE YEARS ENDED JANUARY 31,:
  1997          0.60%           0.50%            29%        0.0235
  1996(8)       1.31%           1.11%            21%          n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
*   ANNUALIZED
(7) COMMENCED OPERATIONS ON FEBRUARY 1, 1994.
(8) COMMENCED OPERATIONS ON FEBRUARY 1, 1995.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION
-------------------------------------------------------------------------------

HighMark Funds ("HighMark" or "the Funds") was organized as a Massachusetts business trust under a Declaration of Trust dated March 10, 1987. Prior to December 4, 1996, HighMark was known as the HighMark Group. The Funds are registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with sixteen funds: the 100% U.S. Treasury Money Market Fund, the Diversified Money Market Fund, the California Tax-Free Money Market Fund, and the U.S. Government Money Market Fund (the "Money Market Funds") and the Intermediate-Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the Bond Fund, the Convertible Securities Fund, the Government Securities Fund, the Balanced Fund, the Growth Fund, the Value Momentum Fund, the Income Equity Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, and the International Equity Fund (the "Non-Money Market Funds"). HighMark is registered to offer two classes of shares, Fiduciary and Retail. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. On October 18, 1996 and October 17, 1996, respectively, the Board of Trustees of the HighMark Funds and the Board of Trustees of the Stepstone Funds (Stepstone) approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and liabilities of the Stepstone Funds in exchange for the issuance of shares in the Funds in a tax-free reorganization (see Note 7).

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Funds.
BASIS OF PRESENTATION OF STATEMENTS -- As more fully described in Note 7, the HighMark Funds acquired the Stepstone Funds in a series of tax-free business combinations. While each Fund now exists legally as a HighMark Fund, a number of the surviving funds for accounting purposes are Stepstone Funds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of the accounting survivors. Accordingly, the Statements of Operations, Statements of Changes in Net Assets and Financial Highlights presented reflect periods beginning on the first day of the accounting survivor's fiscal year (August 1, 1996 and February 1, 1997, respectively).

SECURITY VALUATION -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in equity securities held by the non-money market funds that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day for each Fund. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

DISCOUNTS AND PREMIUMS -- Discounts and premiums, except for the Bond Fund, are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method that approximates the effective interest method. The Bond Fund follows the same basis for financial reporting and federal income tax purposes and does not amortize premiums or accrete discounts, with the applicable portion of market discount recognized as ordinary income upon disposition or maturity.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses and realized/ unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from estimates.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the fund may be delayed or limited.

OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, certain of the Funds, as described in their prospectuses, may participate in options transactions including writing call options. A risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the underlying security increases.

The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received.

Also, certain funds may purchase call or put options with respect to securities that are permitted investments. The risk in purchasing options is limited to the premium paid.

The Fund recognizes a gain when the underlying securities' market price rises (in case of a call) or falls (in case of a put) to the extent sufficient to cover the option premium and transaction costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums, if any, during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the money market funds are declared daily and paid monthly. Each of the non-money

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

--------------------------------------------------------------------------------

market funds except the International Equity Fund declare and make distributions from net investment income monthly. The International Equity Fund declares and make distributions from net investment income periodically. Any net realized capital gains will be distributed at least annually for all Funds.

SECURITY LENDING-- Certain of the Funds lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $103,491, $304,519, $110,756, $160,815, and $188,818 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the Income Equity, Value Momentum, Intermediate-Term Bond, Balanced and Growth Funds, respectively, as of July 31, 1997 have been reclassified between the Fund's accumulated net realized gains/losses and undistributed net income accounts, as appropriate. These reclassifications had no effect on net asset value.

3. TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Effective February 15, 1997 SEI Fund Resources (the "Administrator"), a Delaware business trust, became the Administrator for the Funds. SEI Investment Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Funds and the Administrator are parties to an Administration Agreement (the "Agreement") dated February 15, 1997, under which the Administrator provides the Fund with management, administrative and shareholder services for an annual fee of .20% of the average daily net assets of the Funds. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund. During the period April 28, 1997 to July 31, 1997 the Administrator agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds with the exception of the California Intermediate Tax-Free Fund for which the Administrator agreed to waive its fee to .15%.

Pursuant to a separate agreement with the Administrator, Union Bank of California, N.A. ("UBOC") performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. UBOC has voluntarily agreed to reduce its fee to 0.03% (with the exception of California Intermediate Tax Free Fund for which UBOC has agreed to waive its fee to 0.00%). UBOC reserves the right to terminate its waivers at any time in its sole discretion.

Prior to February 15, 1997, administrative and accounting services were provided to the HighMark Funds by BISYS Fund Services at a range of 0.20% to 0.30%, of average daily net assets. A portion of theses fees were voluntarily waived.

State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for HighMark. The Administrator has agreed to absorb certain transfer agency related expenses on behalf of the Fund.

SEI Investments Distribution Co. (the "Distributor") and the Funds are parties to a distribution agreement dated February 15, 1997. No compensation is paid to the Distributor for services rendered to the Fiduciary Shares under this agreement. The Fund has adopted a Distribution Plan (the "Plan") on behalf of the Retail Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Retail Shares will bear the cost of its distribution expenses. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of
 .25% of the average daily net assets attributable to each Fund's Retail Shares. Prior to February 15, 1997, BISYS Fund Services Limited Partnership d/b/a ("BISYS") served as the Fund's distributor. For the period from August 1, 1996 to February 14, 1997, BISYS received approxi-

--------------------------------------------------------------------------------

mately $40,000 for compensation earned on sales of shares of the non-money market funds. BISYS also received, pursuant to a distribution plan, a distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's former investor shares. Such payments were reduced with respect to the money market funds.

The Fund has also adopted a Shareholder Service Plan permitting payment of compensation to service providers, that may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, that have agreed to provide certain shareholder support services for their customers who own Retail or Fiduciary Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to .25% of each Fund's average daily net assets. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. For the period from March 28, 1997 to July 31, 1997, Union Bank of California, N.A. received shareholder servicing fees from the Funds in the amount of approximately $273,000.

Union Bank of California, N.A. acts as custodian ("the Custodian") for the Fund. Fees of the Custodian are being paid on the basis of net assets of the Fund. Prior to March 7, 1997, Corestates Bank N.A. provided custody services to the Stepstone Funds and was paid $43,000 in fees and associated costs.

Certain officers and/or Trustees of the Funds are also officers and/or Directors of the Administrator. The Funds pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Administrator.

4. INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

The Fund and Pacific Alliance Capital Management, a division of Union Bank of California, N.A., (the "Advisor") are parties to an Advisory Agreement. For its services, the Advisor is entitled to receive a fee, that is calculated daily and paid monthly, at an annual rate of .30% of the average daily net assets of the 100% U.S. Treasury Money Market Fund, the Diversified Money Market Fund, the California Tax-Free Money Market Fund, and the U.S. Government Money Market Fund, .60% of the Growth Fund, the Income Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Balanced Fund and the Convertible Securities Fund, .50% of the Intermediate-Term Bond Fund, the Bond Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund, .80% of the Emerging Growth Fund and .95% of the International Equity Fund. For the fiscal year ended July 31, 1997 the Advisor voluntarily waived all or a portion of its fee in the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Bond Fund, the Growth Fund, the International Equity Fund and the California Intermediate Tax-Free Bond Fund in order to limit the operating expenses of the Funds.

The Advisor and Bank of Tokyo-Mitsubishi Trust Company are parties to a Sub-Advisory Agreement for the Blue Chip Growth Fund, the Emerging Growth Fund, the Convertible Securities Fund and the Government Securities Fund.

Bank of Tokyo-Mitsubishi Trust Company is entitled to a fee ranging from 0.20% to 0.50% of the average daily net assets of the Funds.

The Advisor and Tokyo-Mitsubishi Asset Management (U.K.), Ltd. are parties to a Sub-Advisory Agreement for the International Equity Fund. Tokyo-Mitsubishi Asset Management (U.K.), Ltd. is entitled to a fee of 0.30% of the average daily nets assets of the Funds.

Prior to April 28, 1997, Pacific Alliance Capital Management provided Investment Advisory services to HighMark under an agreement that provided for fees as follows:

                MONEY MARKET FUNDS             NON MONEY MARKET FUNDS
                ------------------             ----------------------
Annual Fee      0.40% 1st $500 million         1.00% 1st $40 million
(% of average   0.35% next $500 million        0.60% remaining
 net assets)    0.30% remaining

A portion of the associated fees were voluntarily waived by the advisor.

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The purchases and sales of investment securities other than short-term securities were as follows:

                                    INVESTMENT
                                    SECURITIES
                                ------------------
                             PURCHASES         SALES
                              (000'S)         (000'S)
                            ----------       ----------
Intermediate-Term Bond ...   $ 87,948        $ 84,032
California Intermediate
  Tax-Free Bond ..........     10,027             775
Bond .....................     77,242           8,823
Convertible Securities ...      8,974           6,714
Government Securities ....     26,454          21,469
Balanced .................     66,938          33,571
Growth ...................    181,632         142,098
Value Momentum ...........     63,874           4,901
Income Equity ............    382,888         137,568
Blue Chip Growth .........     42,722          40,919
Emerging Growth ..........     61,891          58,293
International Equity .....      8,437           9,136

At July 31, 1997, the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at July 31, 1997 for each portfolio was as follows:

                                  APPRECIATION       DEPRECIATION      TOTAL
                                     (000'S)            (000'S)        (000'S)
                                 --------------      ------------     -------
Intermediate-Term Bond .......     $  3,387              $ (21)       $ 3,366
California Intermediate
  Tax-Free Bond ..............          724                 --            724
Bond .........................        2,697               (429)         2,268
Convertible Securities .......        3,659               (152)         3,507
Government Securities ........        1,721                 --          1,721
Balanced .....................      108,095             (1,613)       106,482
Growth .......................       94,670               (710)        93,960
Value Momentum ...............      191,083               (584)       190,499
Income Equity ................       99,608               (111)        99,497
Blue Chip Growth .............       28,479               (694)        27,785
Emerging Growth ..............       13,226             (1,363)        11,863
International Equity .........       10,823             (5,014)         5,809

The Funds have capital loss carryforwards at July 31, 1997, to the extent provided in the regulations for federal income tax as follows:

                            CAPITAL LOSS
                              CARRYOVER     EXPIRES      EXPIRES     EXPIRES       EXPIRES       EXPIRES
                               7/31/97       2001         2002         2003         2004          2005
                           -------------  ---------    ---------    ----------   ----------    ----------
U.S. Government
  Money Market ..........  $  156,955     $ 156,955    $      --    $       --     $     --    $       --
Diversified
  Money Market ..........   1,422,481       302,005       29,246     1,078,029       13,201            --
Cal Tax-Free MM .........      64,602            --       24,741        22,777        1,338        15,746
Bond ....................   3,301,067            --    2,766,351            --       69,995       464,721
Int.-Term Bond ..........   3,376,083            --           --     1,412,177           --     1,963,906
Cal. Int. Tax-Free Bond .   1,305,829            --           --       584,687      711,043        10,099
Government Securities ...   1,793,225            --           --       372,601           --     1,420,624

The Intermediate-Term Bond Fund, International Equity and Government Securities Fund had post 10/31 loss deferrals of $552,855, $235,958 and $222,980, respectively that can be used to offset future capital gains.

--------------------------------------------------------------------------------
6. CONCENTRATION OF CREDIT RISK
--------------------------------------------------------------------------------

The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund invest in debt securities in the State of California. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in that state. The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

7. ACQUISITION OF THE STEPSTONE FUNDS
--------------------------------------------------------------------------------

At a special meeting of shareholders held on April 11, 1997, reconvened on April 22, 1997, the shareholders of Stepstone voted to approve the Reorganization Agreement. Pursuant to the Reorganization Agreement, on April 28, 1997 substantially all of the assets and liabilities of the Stepstone Funds described below, were transferred to HighMark in a tax-free exchange for either Fiduciary or Retail shares of the Funds, except for the assets and liabilities of the Convertible Securities Fund which were transferred on May 1, 1997. In addition, certain of the Stepstone Funds transferred all of their assets and liabilities in tax-free exchanges to newly organized HighMark portfolios as described below. The detail of these business combinations as they relate to the Funds are described on page 122.

[LOGO OMITTED]HIGHMARK[SERVICE MARK] FUNDS

The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations on April 28, 1997 and May 1, 1997 and is unaudited.

                                   UNREALIZED
                                  APPRECIATION                                    SHARES ISSUED     NET ASSETS       NAV
                     SHARES      (DEPRECIATION)           HIGHMARK                 IN BUSINESS        AFTER          PER
STEPSTONE FUND       4/25/97        4/25/97*               FUND                    COMBINATION     COMBINATION      SHARE
----------------   -----------   --------------   --------------------------      --------------  --------------   --------
Treasury                                          100% U.S. Treasury Obligation
Money Market                                      Money Market (1)
  Institutional    181,064,548            --      Fiduciary                        181,064,548     $320,731,528     $ 1.00
  Investment       436,504,093            --      Retail                           436,504,093      536,718,079     $ 1.00

                                                  Diversified Obligation
Money Market (1)                                  Money Market
  Institutional    604,849,321            --      Fiduciary                        604,849,321      887,485,768     $ 1.00
  Investment       544,183,086            --      Retail                           544,183,086      683,287,384     $ 1.00

California Tax-Free                               California Tax-Free
Money Market (1)                                  Money Market (2)
  Institutional     34,154,335            --      Fiduciary                         34,154,335      148,402,399     $ 1.00
  Investment       155,865,986            --      Retail                           155,865,986      177,322,433     $ 1.00

Intermediate-
Term Bond (1)                                     Intermediate-Term Bond
  Institutional    15,088,304   $(1,329,267)      Fiduciary                         15,088,304      149,970,422     $ 9.94
  Investment          504,300      (406,310)      Retail                               504,300        5,007,314     $ 9.93

California Intermediate                           California Intermediate
Tax-Free Bond (1)                                 Tax-Free Bond
  Institutional       893,161      (243,432)      Fiduciary                            893,161        8,625,114     $ 9.59
  Investment          594,205       166,029       Retail                               594,205        5,692,269     $ 9.58

Convertible
Securities** (1)                                  Convertible Securities
  Institutional     2,040,083     1,854,940       Fiduciary                          2,040,083       22,569,400     $11.05

Government
Securities (1)                                    Government Securities
  Institutional     5,998,323      (754,788)      Fiduciary                          5,998,323       55,336,932     $ 9.23

Balanced (1)                                      Balanced
  Institutional    20,418,830    48,982,835       Fiduciary                         20,418,830      334,721,383     $14.22
  Investment          529,990     1,447,655       Retail                               529,990        8,128,597     $14.22

Growth                                            Growth (1)
  Institutional    10,904,151    61,237,899       Fiduciary                         13,292,779      238,776,096     $13.89
  Investment          198,919       290,605       Retail                               242,014        6,692,395     $13.91

Value Momentum (1)                                Value Momentum
  Institutional    16,467,060   105,010,393       Fiduciary                         16,467,060      343,671,566     $20.96
  Investment          781,595     5,220,852       Retail                               781,595       16,362,643     $20.96

Blue Chip Growth (1)                              Blue Chip Growth
  Institutional     5,825,377    10,589,062       Fiduciary                          5,825,377       80,051,994     $13.74

Emerging Growth (1)                               Emerging Growth
  Institutional     4,584,971       945,599       Fiduciary                          4,584,971       52,902,738     $11.54

International Equity (1)                          International Equity
  Institutional     1,345,264      (982,301)      Fiduciary                          1,345,264       45,500,863     $33.82

 * 4/25/97 REPRESENTS THE SHARE VALUATION DATE USED IN THE MERGER ON 4/28/97.
(1) REPRESENTS THE ACCOUNTING SURVIVOR IN THIS BUSINESS COMBINATION.
(2) THE HIGHMARK CALIFORNIA TAX FREE MONEY MARKET FUND ACQUIRED THE ASSETS AND ASSUMED THE LIABILITIES OF THE HIGHMARK TAX FREE MONEY MARKET FUND ON FEBRUARY 24, 1997 IN A TAX FREE EXCHANGE. AT THE TIME OF THE ACQUSISITION, THE HIGHMARK TAX FREE MONEY MARKET FUND HAD ASSETS OF $39,104,521 AND RECEIVED $39,120,306 SHARES OF THE CALIFORNIA TAX FREE MONEY MARKET FUND.

8. OPTION CONTRACTS
--------------------------------------------------------------------------------

Transactions in covered call options and purchased put options during the period ended July 31, 1997 are summarized as follows:

                                                      BLUE CHIP GROWTH
                                                   ----------------------
                                                 NUMBER OF
   WRITTEN OPTION TRANSACTION                    CONTRACTS          PREMIUM
--------------------------------------          -----------      -------------
Option written and outstanding at
beginning of period .................                 362           $  93,061
Call option written during period ...               1,801             496,421
Call option exercised during period .              (1,156)           (306,900)
Call option expired during period ...                (400)           (121,211)
Call option closed during period ....                (337)           (129,072)
                                                  -------           ---------
Option written and outstanding at end
of period ...........................                270            $   32,299
                                                  =======           ==========

                                                         EMERGING GROWTH
                                                     ----------------------
                                                 NUMBER OF
   WRITTEN OPTION TRANSACTION                    CONTRACTS          PREMIUM
--------------------------------------          -----------      -------------
Option written and outstanding at
beginning of period .................                510           $  70,751
Call option written during period ...              4,116             918,300
Call option exercised during period .               (610)           (158,150)
Call option expired during period ...             (1,220)           (167,874)
Call option closed during period ....             (1,767)           (418,282)
                                                  ------           ---------
Option written and outstanding at end
of period ...........................              1,029           $ 244,745
                                                  ======           =========

                                                           BALANCED
                                                     --------------------
                                                 NUMBER OF
   WRITTEN OPTION TRANSACTION                    CONTRACTS          PREMIUM
--------------------------------------          -----------      -------------
Option written and outstanding at
beginning of period .................                176            $ 35,133
Call option written during period ...                 --                  --
Call option exercised during period .               (176)             (35,133)
Call option expired during period ...                 --                  --
Call option closed during period ....                 --                  --
                                                  -------           ---------
Option written and outstanding at end
of period ...........................                 --                  --
                                                  =======            =========

                                                        BLUE CHIP GROWTH
                                                      --------------------
                                                 NUMBER OF
   WRITTEN OPTION TRANSACTION                    CONTRACTS          PREMIUM
--------------------------------------          -----------      -------------
Purchased put option outstanding at
  beginning of period ...............                 150          $  56,700
Put option purchased during period ..                 615            111,898
Put option sold during period .......                (150)           (56,700)
Put option expired during period ....                (605)          (111,065)
Put option exercised during period ..                  --                 --
                                                  -------          ---------
Purchased put option outstanding at end
of period ...........................                  10          $     833
                                                  =======          =========

                                                         EMERGING GROWTH
                                                       --------------------
                                                 NUMBER OF
   WRITTEN OPTION TRANSACTION                    CONTRACTS          PREMIUM
--------------------------------------          -----------      -------------
Purchase put option outstanding at
  beginning of period ...............                 620          $ 149,554
Put option purchased during period ..               2,604            669,455
Put option sold during period .......                (807)          (225,283)
Put option expired during period ....              (1,212)          (287,372)
Put option exercised during period ..                (938)          (209,012)
                                                   ------          ---------
Purchased put option outstanding at
end of period .......................                 267          $  97,342
                                                   ======          =========

[LOGO OMITTED] HIGHMARK[SERVICE MARK] FUNDS

NOTICE TO SHAREHOLDERS OF THE HIGHMARK FUNDS (UNAUDITED)
-------------------------------------------------------------------------------

For shareholders that do not have a July 31, 1997 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 1997 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended July 31, 1997, the fund is designated with the following items with regard to distributions paid during the year.

                                                                              (A)           (B)            (C)
                                                                           LONG TERM     ORDINARY         (A+B)
                                                                         CAPITAL GAINS    INCOME          TOTAL
                                                                         DISTRIBUTIONS DISTRIBUTIONS  DISTRIBUTIONS
                                FUND                                      (TAX BASIS)   (TAX BASIS)    (TAX BASIS)
=====================================================================================================================
100% Treasury Money Market ......................................              0%           100%           100%
Diversified Money Market ........................................              0%           100%           100%
California Tax-Free Money Market ................................              0%           100%           100%
U.S. Government Money Market ....................................              0%           100%           100%
Intermediate-Term Bond ..........................................              0%           100%           100%
California Intermediate Tax-Free Bond ...........................              0%           100%           100%
Bond ............................................................              0%           100%           100%
Convertible Securities ..........................................              0%           100%           100%
Government Securities ...........................................              0%           100%           100%
Balanced ........................................................             15%            85%           100%
Growth ..........................................................             89%            11%           100%
Value Momentum ..................................................              0%           100%           100%
Income Equity ...................................................             63%            37%           100%
Blue Chip Growth ................................................              0%           100%           100%
Emerging Growth .................................................              0%           100%           100%
International Equity ............................................              0%           100%           100%

                                                                             (D)            (E)            (F)
                                                                          QUALIFYING    TAX EXEMPT       FOREIGN
                                FUND                                     DIVIDENDS(1)    INTEREST      TAX CREDIT
======================================================================================================================
100% Treasury Money Market ......................................              0%             0%             0%
Diversified Money Market ........................................              0%             0%             0%
California Tax-Free Money Market ................................              0%           100%             0%
U.S. Government Money Market ....................................              0%             0%             0%
Intermediate-Term Bond ..........................................              0%             0%             0%
California Intermediate Tax-Free Bond ...........................              0%           100%             0%
Bond ............................................................              0%             0%             0%
Convertible Securities ..........................................             27%             0%             0%
Government Securities ...........................................              0%             0%             0%
Balanced ........................................................             38%             0%             0%
Growth ..........................................................             77%             0%             0%
Value Momentum ..................................................            100%             0%             0%
Income Equity ...................................................            100%             0%             0%
Blue Chip Growth ................................................             41%             0%             0%
Emerging Growth .................................................            100%             0%             0%
International Equity ............................................              0%             0%             0%

----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of each fund's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the fund.
(2) For residents of California, Connecticut and New York
    The 100% U.S. Treasury Money Market met the quarterly diversification test for the fiscal quarters ended during July 31, 1997.
    100% of the income earned by 100% U.A. Treasury Money Market is designed tax exempt income.
(3) For residents of California, Connecticut and New York
    California Intermediate Tax-Free Bond and California Tax-Free Money Market met the quarterly diversification test for the fiscal quarters ended during July 31, 1997. 100% of the income is designed as tax exempt.
(4) The 60 Day notice reflects the tax return information which differs from financial statements for Balanced, Diversified Money Market and California Tax-Free Money Market.

                                 [Logo Omitted]
                          HIGHMARK[SERVICE MARK] FUNDS
                                  THANK YOU FOR
                                YOUR INVESTMENT.

HIGHMARK ANNUAL REPORT
JULY 31, 1997


HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER
Pacific Alliance Capital Management
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources &
SEI Investments Distribution Company
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230


84806


[Logo Omitted]